                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities

                              Exchange Act of 1934

[X]      Filed by the registrant

[_]      Filed by a party other than the registrant

Check the appropriate box:
[X]      Preliminary proxy statement
[_]      Definitive proxy statement
[_]      Definitive additional materials
[_]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          EDAC TECHNOLOGIES CORPORATION
                (Name of Registrant as Specified in Its Charter)

                                   Registrant
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[_]      No fee required.
[X]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)  Title of each class of securities to which transaction applies:
         (2)  Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         (4)  Proposed maximum aggregate value of transaction:  $6,369,389
         (5)  Total fee paid:  $1,274.
         [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
         (2) Form, schedule or registration statement no.:
         (3) Filing party:
         (4) Date filed:

                          EDAC TECHNOLOGIES CORPORATION
                            1806 NEW BRITAIN AVENUE
                          FARMINGTON, CONNECTICUT 06032

                                 April 13, 2001

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Edac Technologies Corporation, to be held at the Farmington Country Club, 806 Farmington Avenue, Farmington, Connecticut 06032, on May 15, 2001, at 10:00 a.m. Eastern Daylight Time.

         At the annual meeting, you will be asked to consider and vote on a proposal to approve and adopt an Asset Purchase Agreement, dated as of March 29, 2001, among Tomz Corporation, Gros-Ite Engineered Components Division of Tomz, Inc., a wholly owned subsidiary of Tomz Corporation, EDAC and Gros-Ite Industries, Inc., a wholly owned subsidiary of EDAC, which provides for the sale by us of certain of the assets of our Engineered Precision Components division.

         The purchase price to be paid to EDAC under the Asset Purchase Agreement is approximately $6.4 million, subject to post-closing adjustment based upon a valuation as of the closing date of the inventory to be transferred. The Asset Purchase Agreement is described in the accompanying Proxy Statement and is attached as ANNEX A to the Proxy Statement.

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE ASSET PURCHASE AGREEMENT IS ADVISABLE FOR, AND IN THE BEST INTERESTS OF, EDAC AND ITS SHAREHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE AND ADOPT THE ASSET PURCHASE AGREEMENT.

         At the annual meeting, you will also be asked to consider and vote on the election of seven directors, and to ratify the appointment of the accounting firm of Arthur Andersen LLP as independent auditors of EDAC for its fiscal year ending December 29, 2001. The Board of Directors recommends that shareholders vote "FOR" each nominee for election to the Board of Directors and "FOR" the ratification of the appointment of independent auditors of EDAC.

         ATTACHED IS A NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS AND A PROXY STATEMENT CONTAINING A DISCUSSION OF THE BACKGROUND OF, REASONS FOR AND TERMS OF THE ASSET PURCHASE AGREEMENT. WE URGE YOU TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THE ACCOMPANYING PROXY STATEMENT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK YOU OWN, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED

PROXY CARD PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES OF COMMON STOCK PERSONALLY WHETHER OR NOT YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

                                        Very truly yours,

                                        Richard A. Dandurand
                                        President and Chief Executive Officer

                          EDAC TECHNOLOGIES CORPORATION
                             1806 NEW BRITAIN AVENUE
                          FARMINGTON, CONNECTICUT 06032
                                 (860) 677-2603

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 15, 2001

         The Annual Meeting of Shareholders of EDAC Technologies Corporation, a Wisconsin corporation, will be held at the Farmington Country Club, 806 Farmington Avenue, Farmington, Connecticut, on May 15, 2001 at 10:00 a.m. Eastern Daylight Time, for the following purposes:

     1. To approve and adopt an Asset Purchase Agreement, dated as of March 29, 2001, among Tomz Corporation, Gros-Ite Engineered Components Division of Tomz, Inc., EDAC and Gros-Ite Industries, Inc., which provides for the sale by EDAC and Gros-Ite Industries, Inc. of certain of the assets of EDAC's Engineered Precision Components division;

     2. To elect seven directors;

     3. To ratify the appointment of Arthur Andersen LLP, independent public accountants, as auditors of EDAC for its fiscal year ending December 29, 2001; and

     4. To take action with respect to any other matters that may be properly brought before the meeting and that might be considered by the shareholders of a Wisconsin corporation at their annual meeting.

By order of the Board of Directors

Farmington, Connecticut
April 13, 2001

                                        EDAC TECHNOLOGIES CORPORATION

                                        Ronald G. Popolizio,
                                        Secretary

     SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON APRIL 6, 2001 ARE ENTITLED TO VOTE AT THE MEETING. YOUR VOTE IS IMPORTANT TO ENSURE THAT A MAJORITY OF THE SHARES ARE REPRESENTED. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU LATER FIND THAT YOU MAY BE PRESENT AT THE MEETING OR FOR ANY OTHER REASON DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED.

     A copy of the 2000 Annual Report to Shareholders and a Proxy Statement accompany this Notice.

                          EDAC TECHNOLOGIES CORPORATION
                             1806 NEW BRITAIN AVENUE
                          FARMINGTON, CONNECTICUT 06032

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 15, 2001

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of EDAC Technologies Corporation ("EDAC" or the "Company") of proxies, in the accompanying form, to be used at the Annual Meeting of Shareholders of the Company to be held at the Farmington Country Club, 806 Farmington Avenue, Farmington, Connecticut, on May 15, 2001, at 10:00 a.m. Eastern Daylight Time, and any adjournments thereof. This Proxy Statement is being mailed on or about April 13, 2001 to shareholders of record at the close of business on April 6, 2001.

     At the annual meeting, shareholders of the Company will consider a proposal to approve and adopt an Asset Purchase Agreement, dated as of March 29, 2001 (the "Asset Purchase Agreement"), among Tomz Corporation ("Tomz"), Gros-Ite Engineered Components Division of Tomz, Inc., a wholly owned subsidiary of Tomz (the "Purchaser"), the Company and Gros-Ite Industries, Inc., a wholly owned subsidiary of the Company ("Gross-Ite"), which provides for the sale (the "Asset Sale") by the Company and Gros-Ite to the Purchaser of certain of the assets of the Company's Engineered Precision Components division (the "Division"). The Asset Purchase Agreement is attached as ANNEX A to this Proxy Statement. A majority of the outstanding shares of Common Stock must be voted in favor of the Asset Purchase Agreement for the Asset Purchase Agreement to be approved.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE ASSET PURCHASE AGREEMENT IS ADVISABLE FOR, AND IN THE BEST INTERESTS OF, EDAC AND ITS SHAREHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE AND ADOPT THE ASSET PURCHASE AGREEMENT.

     At the annual meeting, you will also be asked to consider and vote on the election of seven directors, and to ratify the appointment of the accounting firm of Arthur Andersen LLP as independent auditors of the Company for its fiscal year ending December 29, 2001. The Board of Directors recommends that shareholders vote "FOR" each nominee for election to the Board of Directors and "FOR" the ratification of the appointment of independent auditors of the Company.

     The shares represented by each valid proxy received in time will be voted at the meeting and, if a choice is specified in the proxy, it will be voted in accordance with that specification. If no instructions are specified in a signed proxy returned to the Company, the shares represented thereby will be voted (1) in FAVOR of the proposal to approve and adopt the Asset Purchase Agreement, (2) in FAVOR of the election of the directors listed in the enclosed proxy, and (3) in FAVOR of the ratification of the appointment of Arthur Andersen LLP as the Company's auditors for fiscal 2001.

     Only shareholders of record at the close of business on April 6, 2001 will be entitled to notice of and to vote at the annual meeting. On the record date, the Company had outstanding _____________ shares of Common Stock, par value $0.0025 per share (the "Common Stock"), entitled to one vote per share.

     EITHER EDAC OR TOMZ MAY TERMINATE THE ASSET PURCHASE AGREEMENT IF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK DO NOT VOTE TO APPROVE THE ASSET PURCHASE AGREEMENT AT THE ANNUAL MEETING. SEE "PROPOSAL 1: THE ASSET SALE -- THE ASSET PURCHASE AGREEMENT -- TERMINATION."

     Since the proposed Asset Sale involves a sale of a portion of the Company's assets, shareholders will retain their equity interest in EDAC following the consummation of the sale, and EDAC will have received the proceeds from the proposed Asset Sale. See "Proposal 1: The Asset Sale -- Use of Proceeds; Conduct of Business Following the Asset Sale."

                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----

SUMMARY...............................................................................      5
CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS.........................................     10
THE ANNUAL MEETING....................................................................     11
     Purpose..........................................................................     11
     Record Date; Voting Rights.......................................................     11
     Required Vote....................................................................     11
     Proxies..........................................................................     12
PROPOSAL 1:  THE ASSET SALE...........................................................     13
     PARTIES TO THE ASSET PURCHASE AGREEMENT..........................................     13
       The Company and Gros-Ite.......................................................     13
       The Purchaser and Tomz.........................................................     13
     THE ASSET SALE...................................................................     13
       Background of the Asset Sale...................................................     13
       Approval by the Board of Directors; Reasons for the Asset Sale.................     17
       Opinion of Financial Advisor...................................................     18
       Certain Federal Income Tax Consequences........................................     24
       Use of Proceeds; Conduct of Business Following the Asset Sale..................     24
       Dissenters' Rights.............................................................     24
     THE ASSET PURCHASE AGREEMENT.....................................................     25
       Assets to be Sold to the Purchaser.............................................     25
       Liabilities to be Assumed by the Purchaser.....................................     26
       Purchase Price.................................................................     26
       Representations and Warranties.................................................     27
       Certain Covenants..............................................................     27
       Deliveries at Closing..........................................................     27
       Indemnification................................................................     28
       Closing........................................................................     29
       Termination....................................................................     29
SECURITY OWNERSHIP....................................................................     31
PROPOSAL 2:  ELECTION OF DIRECTORS....................................................     33
     Nominees.........................................................................     33
     Directors' Meetings and Committees...............................................     34
     Fees of Independent Auditors.....................................................     35
     Report of the Audit Committee....................................................     35
     Directors' Fees..................................................................     36
     Executive Officers...............................................................     36
     Section 16(a) Beneficial Ownership Reporting Compliance..........................     37
     Shareholder Return Performance Graph.............................................     37
     Compensation Committee Report on Executive Compensation..........................     37
     Executive Compensation...........................................................     39
     Employment Agreements............................................................     41


                                                                                          Page
                                                                                          ----

     Change of Control Agreements.....................................................     41
     Compensation Committee Interlocks and Insider Participation......................     42
PROPOSAL 3:  RATIFICATION OF APPOINTMENT OF AUDITORS..................................     42
AVAILABLE INFORMATION.................................................................     42
ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K..................     42
SHAREHOLDER PROPOSALS.................................................................     43
OTHER MATTERS.........................................................................     43

Annex A  --        Asset Purchase Agreement
Annex B  --        Opinion of Stifel, Nicolaus & Company, Incorporated
Annex C  --        Audit Committee Charter

                                     SUMMARY

     The following is a summary of some of the information in this Proxy Statement. It is not meant to be comprehensive and does not contain all the information that is important to you. We have included page references to direct you to more complete information in this document. You should carefully read the entire Proxy Statement to fully understand the Asset Purchase Agreement and its consequences.

VOTE REQUIRED TO APPROVE               --  Approval of the Asset Purchase
THE ASSET PURCHASE AGREEMENT               Agreement requires the affirmative
(See pages 11 to 12)                       vote of the holders of a majority of
                                           the outstanding shares of our common
                                           stock at the annual meeting. The
                                           directors and executive officers of
                                           EDAC, who held a total of
                                           approximately 2.2% of the outstanding
                                           shares of our common stock as of
                                           March 15, 2001, have indicated that
                                           they intend to vote all such shares
                                           in favor of the Asset Purchase
                                           Agreement. In addition, EDAC's
                                           Employee Stock Ownership Plan and
                                           Trust held approximately 10.5% of the
                                           outstanding shares of our common
                                           stock as of March 15, 2001. The
                                           Trustees of EDAC's Employee Stock
                                           Ownership Plan and Trust, who consist
                                           of one executive officer of EDAC and
                                           two employees of EDAC, have the power
                                           to vote all such shares except to the
                                           extent that they receive instructions
                                           from a participant for the shares
                                           allocated to such participant's
                                           account. IF YOU DO NOT VOTE YOUR
                                           SHARES, THE EFFECT WILL BE A VOTE
                                           AGAINST APPROVAL OF THE ASSET
                                           PURCHASE AGREEMENT. THE BOARD OF
                                           DIRECTORS UNANIMOUSLY RECOMMENDS
                                           VOTING "FOR" THE APPROVAL OF THE
                                           ASSET PURCHASE AGREEMENT.

THE COMPANY                            --  EDAC Technologies Corporation
(See page 13)                              1806 New Britain Avenue
                                           Farmington, Connecticut 06032

                                           EDAC currently offers design and
                                           manufacturing services for a
                                           wide-range of industries in areas
                                           such as special tooling, equipment
                                           and gauges, and components used in
                                           the manufacture, assembly and
                                           inspection of jet engines. EDAC also
                                           specializes in the design and repair
                                           of precision spindles. Spindles are
                                           an integral part of numerous machine
                                           tools which are found in virtually
                                           any type of manufacturing equipment.

THE PURCHASER                          --  Gros-Ite Engineered Components
(See page 13)                              Division of Tomz, Inc.
                                           c/o Tomz Corporation
                                           47 Episcopal Road
                                           Berlin, Connecticut 06037

                                           Gros-Ite Engineered Components
                                           Division of Tomz, Inc. is a wholly
                                           owned subsidiary of Tomz Corporation.
                                           Tomz Corporation is a manufacturer of
                                           medical and scientific devices and of
                                           high-tech fasteners and other
                                           precision metal and plastic parts
                                           sold worldwide.

THE PROPOSED ASSET SALE                --  We have entered into an Asset
(See pages 13 to 30)                       Purchase Agreement, dated as of
                                           March 29, 2001 with Tomz Corporation
                                           and Gros-Ite Engineered Components
                                           Division of Tomz, Inc. The Asset
                                           Purchase Agreement provides that,
                                           subject to the terms and conditions
                                           of the Asset Purchase Agreement, EDAC
                                           will sell certain of the assets of
                                           its Engineered Precision Components
                                           division. This division manufacturers
                                           and sells machine components to the
                                           aerospace industry.

WHY THE BOARD OF DIRECTORS             --  The Board of Directors believes that
RECOMMENDS THAT YOU VOTE                   the proposed asset sale is in EDAC's
FOR THE ASSET PURCHASE                     best interests and has approved the
AGREEMENT                                  proposed asset sale. The Board of
(See pages 17 to 18)                       Directors' approval of the proposed
                                           asset sale is based upon a number of
                                           factors described in this Proxy
                                           Statement, including the opinion of
                                           Stifel, Nicolaus & Company,
                                           Incorporated, investment bankers.

OPINION OF FINANCIAL ADVISOR           --  The Board of Directors received a
(See pages 18 to 24)                       written opinion of Stifel, Nicolaus &
                                           Company, Incorporated. The written
                                           opinion states that the consideration
                                           to be received by EDAC in the
                                           proposed asset sale, as of March 29,
                                           2001, was fair to our shareholders
                                           from a financial point of view.

U.S. FEDERAL INCOME TAX                --  The proposed asset sale will be a
CONSEQUENCES OF THE                        taxable transaction to EDAC for
ASSET SALE                                 United States Federal income tax
(See page 24)                              purposes. However, EDAC does not
                                           expect that it will incur any tax
                                           liability as a result of the proposed
                                           asset sale.

USE OF PROCEEDS OF THE ASSET SALE      --  We expect to use a portion of the
(See page 24)                              proceeds from the proposed asset sale
                                           to repay approximately $3,630,000 of
                                           our outstanding bank debt, and to use
                                           the remaining proceeds for working
                                           capital and general corporate
                                           purposes, including the payment of
                                           expenses incurred in connection with
                                           the proposed asset sale.

DISSENTERS' APPRAISAL RIGHTS           --  We do not believe that our
 (See pages 24 to 25)                      shareholders will have dissenters'
                                           rights in connection with the
                                           proposed asset sale. Under the
                                           Wisconsin Business Corporation Law,
                                           dissenters' rights will apply to the
                                           proposed asset sale only if it
                                           constitutes the sale of all, or
                                           substantially all, of our assets.
                                           Although the Board of Directors has
                                           decided to submit the Asset Purchase
                                           Agreement for approval by
                                           shareholders at the annual meeting,
                                           we do not believe that the proposed
                                           asset sale constitutes a sale of
                                           substantially all of EDAC's assets.
                                           The Wisconsin Business Corporation
                                           Law also provides that holders of a
                                           class of stock quoted on the National
                                           Association of Securities Dealers,
                                           Inc. automatic quotations system do
                                           not have dissenters' rights except in
                                           certain circumstances, none of which
                                           are present with respect to the
                                           proposed asset sale. We believe that
                                           our common stock is included in this
                                           public market exception because it is
                                           traded on the OTC Bulletin Board.

ASSETS TO BE SOLD                      --  We have agreed to sell certain assets
(See pages 25 to 26)                       of our Engineered Precision
                                           Components division, including
                                           inventory, other tangible personal
                                           property and purchase contracts and
                                           purchase orders with customers of our
                                           Engineered Precision Components
                                           division. We will retain a number of
                                           assets of the Engineered Precision
                                           Components division, including
                                           accounts receivable outstanding as of
                                           the closing date, the building in
                                           Farmington, Connecticut in which the
                                           division has operated and certain
                                           equipment that can be used in our
                                           other businesses.

PURCHASE PRICE FOR THE ASSETS TO BE    --  The purchase price for the assets to
SOLD                                       be sold under the Asset Purchase
(See page 26)                              Agreement is $6,369,389, subject to a
                                           post closing adjustment based upon a
                                           valuation as of the closing date of
                                           the inventory being transferred. The
                                           Asset Purchase Agreement provides for
                                           the purchase price to be paid to us
                                           in two installments:

                                           o   $4,613,898 on the closing date;
                                               and
                                           o   $1,755, 491 on the 15th day of
                                               the tenth month following the
                                               closing date.

CLOSING DELIVERIES                     --  At closing, both EDAC and the
(See pages 27 to 28)                       purchaser will deliver a number of
                                           customary closing documents,
                                           including documents to effect the
                                           transfer of the assets being sold,
                                           third party consents for the
                                           assignment of contracts and a legal
                                           opinion from our counsel and from
                                           counsel for the purchaser.

TERMINATION OF THE ASSET PURCHASE      --  The Asset Purchase Agreement may be
AGREEMENT                                  terminated by either party prior to
(See pages 29 to 30)                       the closing if any of the following
                                           has not occurred on or before May 31,
                                           2001:

                                           o   our shareholders do not approve
                                               the Asset Purchase Agreement at
                                               the annual meeting;

                                           o   we do not obtain the consent of
                                               Pratt & Whitney, the largest
                                               customer of the Engineered
                                               Precision Components division, to
                                               the assignment of its supply
                                               agreement with us; or

                                           o   we do not obtain the consents of
                                               our lenders to the proposed asset
                                               sale.

FEES AND EXPENSES                      --  Each party has agreed to pay its own
                                           expenses in connection with the Asset
                                           Purchase Agreement.

COMPLETION OF THE ASSET SALE           --  We are working toward completing the
(See page 29)                              proposed asset sale as quickly as
                                           possible. If the Asset Purchase
                                           Agreement is approved at the annual
                                           meeting and the other conditions to
                                           the asset sale are satisfied, we
                                           expect to complete the asset sale
                                           shortly after the annual meeting.

LOCATION, DATE AND TIME OF ANNUAL      --  The annual meeting will be held on
MEETING                                    May 15, 2001, at the Farmington
                                           Country Club, 806 Farmington Avenue,
                                           Farmington, Connecticut, at
                                           10:00 a.m. Eastern Daylight Time. If
                                           the meeting is adjourned for any
                                           reason,we will give you notice of the
                                           new date and time.

OTHER MATTERS TO BE VOTED ON AT THE    --  At the annual meeting, you will also
ANNUAL MEETING                             be asked to vote on the election of
(See page 11)                              seven directors, and to ratify the
                                           appointment of Arthur Andersen LLP as
                                           independent auditors for the fiscal
                                           year ending December 29, 2001.

WHO MAY VOTE AT THE ANNUAL MEETING     --  All shareholders of record as of the
(See page 11)                              close of business on April 6, 2001
                                           will be entitled to notice of, and to
                                           vote at, the annual meeting.

WHAT TO DO NOW                         --  Please mark your vote on, sign, date
                                           and mail your proxy card in the
                                           enclosed return envelope as soon as
                                           possible, so that your shares may be
                                           represented and voted at the annual
                                           meeting.

SHARES HELD IN "STREET NAME"           --  If your shares of EDAC common stock
                                           are held in "street name" by your
                                           broker, your broker will ONLY vote
                                           your shares if you provide
                                           instructions on how to vote. You
                                           should follow the directions provided
                                           by your broker regarding how to
                                           instruct your broker to vote your
                                           shares.

CHANGING YOUR VOTE                     --  If you have signed and mailed back
(See page 12)                              your proxy card and want to change
                                           your vote, you may either send a
                                           written revocation or another signed
                                           proxy card with a later date to
                                           EDAC's transfer agent before the
                                           annual meeting or simply attend the
                                           annual meeting and vote in person.

WHO CAN HELP ANSWER OTHER QUESTIONS    --  If you have more questions about the
                                           Asset Purchase Agreement or would
                                           like additional copies of this Proxy
                                           Statement, you should contact the
                                           Corporate Secretary of EDAC
                                           Technologies Corporation, 1806 New
                                           Britain Avenue, Farmington,
                                           Connecticut 06032 (telephone (860)
                                           677-2603).

                  CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

     Certain statements contained in this Proxy Statement constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. You can identify these statements from our use of the words "may," "will," "should," "expect," "plan," "intend," "anticipate," "could," "believe," "estimate," "predict," "objective," "potential," "projection," "forecast," "goal," "project," "anticipate," "target" and similar expressions.

     Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from the Company's expectations of future results, performance or achievements expressed or implied by such forward-looking statements. Although the Company believes that the expectations reflected in any forward-looking statements are reasonable, it cannot guarantee future events or results. Except as may be required under federal law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur. In addition, the Company's past results of operations do not necessarily indicate its future results.

                               THE ANNUAL MEETING

PURPOSE

     This Proxy Statement is being furnished to holders of shares of Common Stock in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting. At the annual meeting, shareholders of the Company will consider a proposal to approve and adopt the Asset Purchase Agreement. The Asset Purchase Agreement is attached as ANNEX A to this Proxy Statement. In addition, at the annual meeting, shareholders of the Company will be asked to consider and vote on the election of seven directors, and to ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company.

     THE BOARD OF DIRECTORS HAS APPROVED THE ASSET PURCHASE AGREEMENT, AND HAS DETERMINED THAT THE ASSET PURCHASE AGREEMENT IS ADVISABLE FOR, AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS SHAREHOLDERS. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE "FOR" THE APPROVAL AND ADOPTION OF THE ASSET PURCHASE AGREEMENT. IN ADDITION, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE "FOR" EACH NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS AND "FOR" RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

RECORD DATE; VOTING RIGHTS

     Only holders of shares of Common Stock at the close of business on April 6, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the annual meeting. ______________ shares of Common Stock were outstanding on the Record Date held by _________ holders of record. Each share of Common Stock entitles the registered holder thereof to one vote.

REQUIRED VOTE

     The Company's By-Laws provide that a majority of the shares entitled to vote, represented either in person or by proxy, shall constitute a quorum at the annual meeting.

     The Wisconsin Business Corporation Law requires that a majority of the issued and outstanding shares of Common Stock must be voted in favor of the Asset Purchase Agreement for the Asset Purchase Agreement to be approved.

     If a quorum exists, the election of each nominee for director requires the affirmative vote of a plurality of the votes represented at the annual meeting.

     The appointment of independent auditors is not required to be submitted to a vote of shareholders; however, the Board of Directors believes it appropriate as a matter of policy to request that shareholders ratify the appointment. If shareholder ratification is not received, the Board of Directors will reconsider the appointment. The ratification of independent auditors requires the affirmative vote of a majority of the votes represented at the annual meeting at which a quorum is present.

     Abstentions and broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement and will not count toward the determination of whether the ratification of auditors is approved or directors are elected. However, because the Asset Purchase Agreement must be approved by the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon, abstentions and broker non-votes will act as a vote against the proposed Asset Purchase Agreement. The Inspector of Election appointed by the Board of Directors will count the votes and ballots.

PROXIES

     All shares of Common Stock represented by properly executed proxies that are received in time for the annual meeting and which have not been revoked will be voted in accordance with the instructions indicated in such proxies. If no such instructions are indicated, such shares of Common Stock will be voted "FOR" the approval and adoption of the Asset Purchase Agreement, "FOR" each nominee for election to the Board of Directors and "FOR" ratification of the Company's independent auditors. In addition, the persons designated in such proxies will have the discretion to vote on matters incident to the conduct of the annual meeting. If the Company proposes to adjourn the annual meeting, the persons named in the enclosed proxy card will vote all shares of Common Stock for which they have authority, other than those that have been voted against the approval and adoption of the Asset Purchase Agreement, in favor of such adjournment.

     The grant of a proxy on the enclosed proxy card does not preclude a shareholder from voting in person at the annual meeting. A shareholder may revoke a proxy at any time prior to its exercise by delivering to the Secretary of the Company, prior to the annual meeting, a written notice of revocation bearing a later date or time than the proxy, delivering to the Secretary of the Company a duly executed proxy bearing a later date or time than the revoked proxy or attending the annual meeting and voting in person. Attendance at the annual meeting will not in and of itself constitute the revocation of a proxy.

     The Company will bear the cost of solicitation of proxies from its shareholders. In addition to solicitation by mail, the directors, officers and employees of the Company and its subsidiaries may solicit proxies from shareholders of the Company by telephone, facsimile or in person. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares of Common Stock held of record by such persons, and the Company will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                           PROPOSAL 1: THE ASSET SALE

PARTIES TO THE ASSET PURCHASE AGREEMENT

THE COMPANY AND GROS-ITE

     EDAC was formed in 1985 for the purpose of acquiring Gros-Ite Industries, Incorporated (which had three operating divisions: Time Engineering, Gros-Ite and Spectrum). In 1988 and 1989, EDAC sold the assets of the Time Engineering and Spectrum operations. On June 29, 1998, EDAC purchased certain assets and liabilities of the Apex Machine Tool Company, Inc.

     EDAC currently offers design and manufacturing services for a wide-range of industries in areas such as special tooling, equipment and gauges, and components used in the manufacture, assembly and inspection of jet engines. EDAC also specializes in the design and repair of precision spindles. Spindles are an integral part of numerous machine tools which are found in virtually any type of manufacturing equipment.

     EDAC's four major product segments are Engineered Precision Components, Precision Engineered Technologies, Precision Large Machining and Apex Machine Tool Company. The proposed Asset Sale involves the sale of substantially all of the assets of the Company's Engineered Precision Components division.

     Gros-Ite is a wholly owned subsidiary of the Company which has no assets other than certain rights under a long-term supply agreement with Pratt & Whitney, the Division's largest customer. Gros-Ite is a party to the Asset Purchase Agreement to assign its rights under this supply agreement to the Purchaser.

THE PURCHASER AND TOMZ

     Tomz is a manufacturer of medical and scientific devices that are sold to domestic and international major medical companies and of high-tech fasteners and other precision metal and plastic parts sold worldwide. Tomz provides a complete range of turning, milling and manufacturing services in its markets.

     The Purchaser is a wholly owned subsidiary of Tomz formed for the purpose of completing the Asset Sale with the Company and Gros-Ite.

THE ASSET SALE

BACKGROUND OF THE ASSET SALE

     The terms of the proposed Asset Sale are the result of arm's-length negotiations between Tomz and the Company.

     The chronology of events and Board actions leading to the proposed Asset Sale is outlined below. Each meeting of the Board was attended by at least a majority of Directors. Certain of the Board meetings were also attended by, as requested by the Board, key executive officers of the Company and the Company's outside advisors, including its legal counsel, financial advisors and outside certified public accountants.

     In 1999 and throughout 2000, the Company faced severe financial and operational difficulties. A significant portion of these difficulties was caused by ongoing losses in the Division. In 1999, the Company had a net loss of approximately $4,000,000. In 1999, due largely to operational difficulties in the Division, the Company increased its reserve on inventory and other reserves by $1,875,000 and recorded impairment charges associated with equipment sold or to be sold of $600,000.

     On August 17, 1999, the Board of Directors accepted the resignation of Edward J. McNerney as Chief Executive Officer and a Director of the Company. John J. DiFrancesco, the Chairman of the Board, was elected as Chief Executive Officer of the Company on an interim basis. Throughout 1999 the Company was in violation of certain financial covenants contained in its credit arrangements with Fleet National Bank, the Company's primary lender. Although the Company negotiated forbearance agreements with Fleet National Bank in 1999 and 2000, losses in the Division created pressure with respect to the financial covenants. In the third quarter of 2000, the Company entered into a long-term supply agreement with Pratt & Whitney, the largest customer of the Division, that required, among other provisions, future price decreases.

     On November 16, 1999, Jeffrey Galgano, a financial advisor to the Company, made a presentation to the Board of Directors with respect to strategic alternatives possibly available to the Company. Mr. Galgano reviewed operating results for the Company in recent periods and financial forecasts prepared by the Company. Mr. Galgano also reviewed key issues with respect to the strategic alternatives for the Company. The Board and Mr. Galgano discussed various alternatives and issues, including the current low market capitalization of the Company, the low public float for the Common Stock, the excess debt of the Company and the fact that the major aerospace market of the Company is cyclical. It was uncertain at that time, but Mr. Galgano believed that the current cycle was a declining one in the aerospace industry. The Company also faced capital issues and outsourcing issues.

     At the November 16, 1999 Board meeting, Mr. Galgano reviewed the alternative of attempting to complete an equity financing. At the time, this effort would have been very difficult in the public market. There were equity alternatives in the private market, including private placement alternatives. However, this would have been difficult in light of the operating results of the Company. Mr. Galgano and the Board reviewed additional alternatives, including seeking a merger with a strategic partner or sale and leaseback of the Company's real estate. Mr. Galgano and the Board also reviewed the potential sale of all or a portion of the Company. After discussion, the Board decided to defer a final decision with respect to the strategic alternatives. Mr. Galgano subsequently joined Stifel, Nicolaus & Company, Incorporated, investment bankers ("Stifel"), in October 2000 as a managing director in its Denver offices. See "-- Opinion of Financial Advisor" below.

     In February 2000, Richard Lund was retained as a consultant to the Company. Mr. Lund has significant experience in the aerospace industry. Mr. Lund reviewed the industry with the Board of Directors at a meeting held on February 24, 2000. Mr. Lund reviewed the financial condition of the aerospace industry, including declining airline profits in 2000. He also advised the Board that the Pratt & Whitney's production rates were down sharply in 2000. After this discussion, the Board reviewed various strategic alternatives potentially available to the Company. The Board authorized the retention of an investment banking firm to assist the Company in analyzing its alternatives.

     On May 24, 2000, Mr. DiFrancesco reported to the Board of Directors on the search for an investment banking firm. Because the initial search had found no investment banks interested in the Company in light of its current financial situation, the Board authorized management to undertake its own attempt to either sell the Division or seek one of the other alternatives that had been previously outlined to the Board. On August 21, 2000, at a meeting of the Board of Directors, the Directors reviewed all of the strategic alternatives, including the difficulties faced by the Company in refinancing its senior debt. The Board reviewed plans to sell assets, including the Division or other assets in the event the refinancing of its senior debt did not occur. The Board authorized management to continue its search for purchasers of the Division.

     From May to December 2000, the Company directly or indirectly attempted to contact approximately 15 potential financial and/or strategic buyers of the Division. Management had direct contact with nine potential buyers. Due to the financial condition of the Division, only two potential buyers were willing to make an offer to purchase the Division. In May 2000, one of the strategic buyers approached by the Company indicated an interest in purchasing the Division. The Board of Directors authorized management to enter into preliminary discussions with the potential strategic buyer. During these discussions, this potential buyer made an offer to purchase the Division that the Company considered to be inadequate. The potential buyer declined to increase its offer during the course of the discussions and the discussions with this potential buyer ended in August 2000. In October 2000, the Company contacted Tomz. Tomz made its initial offer to purchase the Division and delivered a draft letter of intent in December 2000.

     On September 29, 2000, the Company refinanced substantially all of its outstanding Fleet National Bank credit facilities with replacement financing. The Company negotiated terms that would allow for the potential sale of the Division.

     At a meeting of the Board of Directors on November 21, 2000, the then manager of the Division reported on forecasted results for the Division in 2001. The Directors requested that management intensify its efforts to sell the Division.

     At a meeting of the Board of Directors on December 22, 2000, management reported on the discussions with Tomz. The Board reviewed the details of oral discussions with Tomz. The Directors inquired into the potential transaction, including the financial capability of Tomz to purchase the Division. Management and legal counsel undertook a discussion with respect to the possibility of various methods to secure the purchase price. After a review of Tomz's preliminary proposal, the Board directed management and legal counsel to negotiate a letter of intent with Tomz. The Chief Financial Officer of the Company reviewed the financial impact of the transaction. He reported that the Company planned to use the proceeds to repay outstanding indebtedness and for working capital needs and transaction costs.

     On January 3, 2001, the Board of Directors reviewed the draft letter of intent that had been delivered by Tomz. Legal counsel reviewed the draft letter of intent with the Board of Directors. He also reviewed several concerns with respect to the proposed transaction, including the deferred portion of the purchase price, certain details with respect to inventory and the need to obtain releases from the institutional lenders of the Company and a consent to transfer the supply agreement with Pratt & Whitney. The Company's Chief Financial Officer reviewed the financial condition of the Division. The Directors undertook a discussion regarding the entire proposed transaction. The Directors reviewed the financial condition of the Company in detail. Directors, management and legal counsel reviewed all of the potential purchasers for the Division, and the fact that Tomz was the only potential purchaser who had expressed a continuing interest in the Division. The Board unanimously approved the draft of the letter of intent presented at the meeting and authorized management to negotiate and execute a final letter of intent. The Board also directed management to engage an investment bank to render a fairness opinion with respect to the transaction.

     On January 22, 2001, the Company and Tomz entered into a letter of intent for the sale of the Division to the Purchaser. Between January 22 and March 29, 2001, the Company, Tomz and their respective legal counsel negotiated the terms of the Asset Purchase Agreement. On January 30, 2001, the Company engaged Stifel to deliver an opinion with respect to the fairness to the Company's shareholders, from a financial point of view, of the Asset Sale.

     On February 20, 2001, the Board of Directors reviewed a draft of the proposed form of opinion from Stifel with respect to the fairness to the Company's shareholders, from a financial point of view, of the Asset Sale.

     On March 14, 2001, the Board convened a meeting to approve the proposed Asset Purchase Agreement. At this meeting, the Company's legal counsel made an extensive presentation regarding the terms and conditions of the proposed Asset Purchase Agreement. After discussion and review of the terms of the fairness opinion, the Board unanimously approved the terms of the proposed Asset Purchase Agreement presented at the meeting and authorized management to negotiate and execute a final Asset Purchase Agreement, subject to the receipt of the final signed opinion from Stifel with respect to the fairness to the Company's shareholders, from a financial point of view, of the Asset Sale.

     On March 29, 2001, the Company, Gros-Ite, Tomz and the Purchaser executed the Asset Purchase Agreement. On March 29, 2001, the Company issued a press release announcing the execution of the Asset Purchase Agreement.

APPROVAL BY THE BOARD OF DIRECTORS; REASONS FOR THE ASSET SALE

     The Board of Directors believes that the proposed Asset Sale is in the Company's best interests. Accordingly, the Board of Directors has approved the Asset Purchase Agreement and recommends that shareholders vote for the approval and adoption of the Asset Purchase Agreement at the annual meeting. In reaching its determination, the Board of Directors considered the following factors:

     1. Current industry, economic and financial market conditions relating to the business sector in which the Division operates, the financial condition of the Division, and the status of the assets, liabilities, businesses and operations of the Division and the Company, both on a historical and prospective basis;

     2. The proposed terms and structure of the proposed Asset Sale, including the terms of the Asset Purchase Agreement;

     3. The Board's consideration of other alternatives to the proposed Asset Sale, including the Board's belief that it was unlikely that any alternative proposal for a disposition of the Division or its assets would be on terms more favorable to the Company and its shareholders than the proposed Asset Sale;

     4. The opinion dated March 29, 2001 of Stifel that the Asset Sale is fair to the Company's shareholders from a financial point of view. See "-- Opinion of Financial Advisor";

     5. The Board's belief that the business sector in which the Division operates is highly competitive and declining;

     6. The significant capital the Company's management predicted would be required both to implement its business plan and to sustain its other corporate operations, as well as the Company's historical and prospective difficulty in raising sufficient financing on favorable terms; and

     7. The potential alternative uses of the net cash proceeds expected to be received from the proposed Asset Sale, including repayment of certain indebtedness of the Company and the development and expansion of the Company's businesses in both existing and new markets. See "Use of Proceeds; Conduct of Business Following the Asset Sale."

     A disadvantage of the proposed Asset Sale is that the Company will lose the revenue potential of the Division and the largest portion of its aerospace work. However, the Board of Directors concluded after due consideration of the proposed Asset Sale and alternatives to it, that this disadvantage is substantially outweighed by opportunities that the disposition of assets and the capital received therefrom will provide. Although revenue was generated by the assets relating to the Division, continuing losses were substantial due to the highly competitive nature of the business and the Company's unfavorable cost structure for the business, and both the Board and management believe that the proposed Asset Sale will better serve the Company and its shareholders both in short and long-term prospects.

     In view of the wide array of factors considered in connection with its evaluation of the proposed Asset Sale, the Board of Directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination. In considering the factors described above, individual members of the Board of Directors may have given different weights to different factors.

OPINION OF FINANCIAL ADVISOR

     On March 29, 2001, Stifel delivered to the Board of Directors Stifel's written opinion, dated March 29, 2001, to the effect that, as of such date, based upon and subject to the assumptions made, matters considered and limits on review set forth in Stifel's opinion, the consideration to be received by EDAC in the Asset Sale, is fair to EDAC's shareholders from a financial point of view.

     The full text of Stifel's opinion, dated March 29, 2001, is attached as ANNEX B to this Proxy Statement and sets forth the assumptions made, matters considered and limits on the review undertaken. Shareholders are urged to read the opinion of Stifel in its entirety.

     Stifel's opinion is directed only to the fairness, from a financial point of view, of the consideration to be received by the Company in the Asset Sale, whereby the Company will sell and the Purchaser will purchase certain assets of the Division, as described in the Asset Purchase Agreement, in exchange for approximately $6.4 million in cash, payable according to the terms, conditions and adjustments described in the Asset Purchase Agreement. Except as set forth below and in the full text of Stifel's opinion, no limitations were imposed by the Board of Directors upon Stifel with respect to the investigations made or procedures followed by it in rendering its opinion. In rendering its opinion, Stifel did not opine as to any other transactions or contractual arrangements to be entered into or payments to be made by or to the Company or any other person concurrently or otherwise in connection with the Asset Sale, including without limitation any real property lease or assignment of lease. In addition, Stifel was not requested to opine as to, and its opinion did not address, the underlying business decision of the Board of Directors to proceed with or to effect the Asset Sale.

     The summary of the opinion of Stifel set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion set forth as ANNEX B to this Proxy Statement and incorporated herein by reference.

     STIFEL'S OPINION DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER OF THE COMPANY AS TO HOW SUCH SHAREHOLDER SHOULD VOTE ON THE PROPOSALS AT THE ANNUAL MEETING.

     In arriving at its opinion, Stifel, among other things:

     (i) reviewed EDAC's Annual Reports on Form 10-K for the fiscal years ended January 1, 2000, January 2, 1999 and December 31, 1997, and its Quarterly Report on Form 10-Q for the period ended
            September 30, 2000;

     (ii) reviewed certain operating and financial information, including internal financial statements for the fiscal year ended December 30, 2000, and current estimates for fiscal 2001 through 2004 provided to Stifel by EDAC's senior management, relating to EDAC's and the Division's businesses and prospects;

     (iii)  reviewed the Asset Purchase Agreement;

     (iv) reviewed the relevant portion of the appraisal report of KosterGroup stating the orderly liquidation value of the equipment that is used in the Division and is being sold in the Asset Sale;

     (v) reviewed management's estimates of savings that will result from the Asset Sale and of the use of the proceeds of the Asset Sale;

     (vi) met with and had telephone conversations with certain members of EDAC's senior management to discuss EDAC's and the Division's businesses and operations, historical financial performance, estimated financial performance for fiscal 2001 through 2004, current financial condition and liquidity, expected capital requirements and future prospects;

     (vii)  reviewed possible strategic alternatives available to EDAC;

     (viii) reviewed the Long Term Purchase Agreement (the "LTA") between EDAC and United Technologies Corporation, acting through its Pratt & Whitney Division ("P&W");

     (ix) determined EDAC's cost of capital based on its current borrowing rates and risk profile and performed a discounted cash flow analysis of EDAC's projections for the Division;

     (x) reviewed publicly available financial data, stock market performance data and valuation parameters of certain companies which Stifel deemed reasonably comparable to EDAC, or otherwise relevant, and based on such information performed analyses of the Division's value based on its revenues, book value of assets and earnings before interest, taxes, depreciation and amortization (EBITDA);

     (xi) reviewed financial data regarding transactions where the target was comparable to the Division based on size and industry, or otherwise deemed relevant, and based on such information performed analyses of the Division's value based on its revenues, book value of assets and EBITDA;

     (xii) analyzed the potential attractiveness of the Division to financial buyers such as private equity funds;

     (xiii) reviewed a draft of this Proxy Statement in substantially the form in which it is being distributed to stockholders; and

     (xiv) conducted such other studies, analyses, inquiries and investigations as Stifel deemed appropriate.

     In connection with the foregoing, Stifel relied upon and assumed the accuracy and completeness of the financial and other information provided to it by EDAC and representations of EDAC's senior management related thereto. With respect to EDAC's current estimates for fiscal 2001 referred to in the previous paragraph, Stifel assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the senior management of EDAC as to the expected performance of the Division for fiscal 2001. Stifel did not assume any responsibility for the information or current estimates provided to it and relied upon the assurances of the senior management of EDAC that it was unaware of any facts that would make the information provided to Stifel incomplete or misleading. In arriving at its opinion, Stifel did not perform or obtain any independent appraisal of the assets of EDAC. Stifel's opinion was necessarily based on economic, market and other conditions, and the information made available to it, as of the date thereof.

     In rendering its opinion, Stifel took into account the following additional considerations:

     (i)    Approximately 95% of the Division's sales are to P&W;

     (ii) The LTA expires on December 31, 2002, and P&W has expressed its expectation that, after that date, most or all of the items P&W purchases from the Division will be open to competitive bids on a global basis;

     (iii) Management of EDAC believes that, absent substantial (unquantified) capital investments and/or a joint venture with an Asian supplier, the Division will be unable to effectively compete against many Asian suppliers because such suppliers have much newer equipment and much lower labor costs than EDAC;

     (iv) EDAC's independent public accountants issued a "going concern" opinion dated February 11, 2000, expressing substantial doubt as to EDAC's viability as a going concern, appearing in EDAC's Form 10-K for the year ended January 1, 2000; and

     (v) The assets being sold in the Asset Sale do not include the land and improvements associated with the Division, which have been independently appraised at $2 million.

     The following is a summary of the principal financial and valuation analyses performed by Stifel to arrive at its opinion. Based on these financial and valuation analyses and the other factors discussed herein, Stifel determined that, as of the date of its opinion, the consideration to be received by EDAC pursuant to the Asset Sale is fair, from a financial point of view, to the shareholders of EDAC.

     Financial and Operating Performance of the Division. As part of its overall analysis, Stifel examined the historical financial and operating performance of EDAC and the Division for their last four full fiscal years and the estimated financial and operating performance of EDAC and the Division for fiscal 2001 through 2004. The estimates for 2001 were furnished by senior management and described above. The estimates for 2002 through 2004 were determined by Stifel and accepted by management based on analysis and discussion of historical results, management's estimates for 2001, and management's expectations for the future of the Division and its industry. Stifel's analysis considered EDAC's and the Division's revenues, gross profits, EBITDA and net income.

     Stifel noted that for the fiscal year 2000, as well as management's estimates for the fiscal year 2001, EBITDA and net income for the Division were and are expected to be negative.

     Discounted Cash Flow Analysis. A discounted cash flow analysis provides insight into the intrinsic value of a business based on the net present value of the cash flows anticipated to be generated by the assets of the business being analyzed, in this case the Division. Stifel performed a discounted cash flow analysis for fiscal 2001 through 2004 to estimate the present value of the stand-alone cash flows of the Division. For purposes of this analysis, cash flows were defined as EBITDA. Although ordinarily Stifel would determine a terminal value of a business based on a range of enterprise value-to-EBITDA multiples, Stifel did not do so for the Division because the Division's projected cash flows are negative and the resulting terminal value would be a very large negative number and would therefore not be meaningful. The cash flows were discounted to the present using a range of discount rates of 15.0% to 25.0%, representing an estimated range of the weighted average cost of capital of Division.

     The discounted cash flow analysis resulted in a range of values for the Division of negative $600,000 to negative $800,000. Because the resulting values are negative, they are not meaningful on their own. However, the results are meaningful within the context of Stifel's overall analysis. Stifel accords significant weight to the fact that the Division's cash flows are negative because it casts doubt on the Division's viability as a going concern.

     Inherent in any discounted cash flow valuation is the use of a number of assumptions and judgments, including the accuracy of projections, and the subjective determination of an appropriate discount rate to apply to the projected cash flows of the entity under examination. Variations in any of these assumptions or judgments could significantly alter the results of a discounted cash flow analysis.

     Analysis of Selected Publicly Traded Companies. This analysis is generally used to determine the market value of a company by comparing it to a group of similar or relevant companies. Stifel used this analysis to determine if the consideration to be received by EDAC in the Asset Sale values the Division at a premium or a discount to a relevant group. Stifel compared certain operating and financial information of the Division to certain publicly available operating, financial and valuation information of 15 publicly traded companies which, in Stifel's judgment, were reasonably comparable to the Division or otherwise relevant (collectively, the "Comparable Companies"). Stifel's analysis of the Comparable Companies included reviewing their enterprise values as multiples of revenues, EBITDA and the book value of assets. Stifel's analysis of the Comparable Companies indicated that the range of enterprise value-to-revenues multiples was 0.6x to 0.9x, which is 20% above and below the arithmetic mean (excluding the high and low values) of 0.7x. Stifel's analysis of the Comparable Companies also indicated that the range of enterprise value-to-EBITDA multiples was 5.6x to 8.4x, which is 20% above and below the arithmetic mean (excluding the high and low values) of 7.0x. Stifel noted that, because of the Division's negative EBITDA, the enterprise value-to-EBITDA analysis results in a negative value for the Division, which, again, is meaningful only in the context of Stifel's overall analysis. In addition, Stifel's analysis of the Comparable Companies indicated that the range of enterprise value-to-book value of assets multiples was 0.6x to 0.9x, which is 20% above and below the arithmetic mean (excluding the high and low values) of 0.7x. Stifel noted that, although a valuation based on an enterprise value-to-book value of assets multiple is not generally regarded as a highly reliable method of valuing going concerns, it is highly relevant in this case because of management's doubts about the Division's viability as a going concern.

     By applying these multiples to the Division's operating results for 2000, Stifel valued the Division in a range from $4.3 million to $6.4 million.

     Analysis of Selected Precedent Merger and Acquisition Transactions. Another widely used method of valuation looks at a group of similar or relevant transactions to determine how the selling companies are valued relative to their operating results. When applied to the company under examination, the results help determine how it could be valued by a buyer. Stifel reviewed and analyzed the publicly available financial terms of 56 recent merger and acquisition transactions ("Precedent M&A Transactions") involving companies that, in Stifel's judgment, were reasonably comparable to the Division or otherwise relevant for purposes of this analysis based primarily on industry and business model, and secondarily on size.

     Stifel reviewed the prices paid in the Precedent M&A Transactions and analyzed various operating and financial information and imputed valuation multiples and ratios. Stifel noted that none of the Precedent M&A Transactions was identical to the Asset Sale and that, accordingly, any analysis of the Precedent M&A Transactions necessarily involved complex considerations and judgments concerning differences in financial and operating characteristics and other factors that would necessarily affect the value of the Division versus the acquisition values of the companies to which the Division was being compared. Stifel's analysis of the Precedent M&A Transactions included reviewing the target companies' enterprise values as multiples of their revenues, EBITDA and book value of assets - the same metrics that were used in Stifel's analysis of Comparable Companies. Stifel's analysis of the Precedent M&A Transactions indicated that the range of enterprise value-to-revenue multiples was 1.1x to 1.6x, which is 20% above and below the arithmetic mean (excluding the high and low values) of 1.3x. Stifel's analysis of the Precedent M&A Transactions also indicated that the range of enterprise value-to-EBITDA multiples was 6.8x to 10.2x, which is 20% above and below the arithmetic mean (excluding the high and low values) of 8.5x. Stifel noted that, because of the Division's negative EBITDA, the enterprise value-to-EBITDA analysis results in a negative value for the Division, which, again, is meaningful only in the context of Stifel's overall analysis. In addition, Stifel's analysis of the Precedent M&A Transactions indicated that the range of enterprise value-to-book value of assets multiples was 1.8x to 2.7x, which is 20% above and below the arithmetic mean (excluding the high and low values) of 2.2x. Stifel noted that, although a valuation based on an enterprise value-to-book value of assets multiple is not generally regarded as a highly reliable method of valuing going concerns, it is highly relevant in this case because of management's doubts about the Division's viability as a going concern.

     By applying these multiples to the Division's operating results for 2000, Stifel valued the Division in a range from $9.4 million to $14.1 million.

     Conclusions. In order to determine the range of fair values for the Division, Stifel applied equal weight to the results of each of the valuation techniques described above -- discounted cash flows, comparison to selected publicly traded companies, and comparison to selected precedent merger and acquisition transactions. This resulted in a fair range of values for the Division of $4.2 million to $6.6 million.

     Stifel arrived at its opinion based on the foregoing analyses and factors. However, the summary set forth above does not purport to be a complete description of the analysis performed and factors considered by Stifel in arriving at its opinion, although it does reflect all material factors considered and analyses performed by Stifel. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Stifel's opinion. In arriving at its opinion, Stifel considered the results of all such reviews, calculations and analyses. The analyses were prepared solely for purposes of providing its opinion as to the fairness of the consideration to be received by EDAC pursuant to the Asset Sale, from a financial point of view, to the shareholders of EDAC, and do not purport to be appraisals or to necessarily reflect the prices at which securities of EDAC might actually be sold to other parties. Analyses based upon future prospects are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. As described above, Stifel's opinion and presentation to the Board of Directors was one of many factors taken into consideration by the Board of Directors in making its determination to approve the Asset Sale and recommend the Asset Sale to the shareholders of EDAC.

     EDAC retained Stifel in connection with the Asset Sale based upon Stifel's qualifications, expertise and reputation, including the fact that Stifel, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, competitive biddings, distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of its business, Stifel may actively trade securities of EDAC for its own account and for the accounts of its customers and, accordingly, may, at any time, hold a long or short position in such securities.

     Pursuant to the terms of an engagement letter dated January 30, 2001, EDAC has agreed to pay Stifel a total fee of $60,000, of which $10,000 was paid upon execution of the engagement letter and an additional $50,000 was paid when Stifel delivered its opinion. EDAC will also reimburse Stifel for its reasonable out-of-pocket expenses, currently estimated at $11,656. In addition, EDAC has agreed to indemnify Stifel against certain liabilities, including liabilities under federal securities laws, in connection with such engagement.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The proposed Asset Sale will be a taxable transaction to the Company for United States Federal income tax purposes. However, the Company does not expect to incur a liability for federal income tax as a result of the proposed Asset Sale.

USE OF PROCEEDS; CONDUCT OF BUSINESS FOLLOWING THE ASSET SALE

     The Company expects to use a portion of the proceeds from the proposed Asset Sale to repay approximately $3,630,000 of its outstanding bank debt. The Company expects to use the remaining proceeds for other corporate purposes and working capital, including the payment of expenses incurred in connection with the proposed Asset Sale.

DISSENTERS' RIGHTS

     The Company does not believe that its shareholders will have dissenters' rights under the Wisconsin Business Corporation Law in connection with the proposed Asset Sale. Under section 180.1302(1)(c) of the Wisconsin Business Corporation Law, a shareholder of a Wisconsin corporation may dissent and obtain the fair value of his or her shares in the event that the corporation sells or exchanges all, or substantially all, of the property of the corporation. Although the Board of Directors has decided to submit the Asset Purchase Agreement to shareholders for approval at the annual meeting, the Company does not believe that the proposed Asset Sale will constitute a sale of all, or substantially all, of the Company's assets. This belief is based on the fact that the assets and sales attributable to the Division in fiscal 2000 were substantially less than 50% of the Company's consolidated assets and sales in fiscal 2000 and the Board's conclusion that the sale of the Division would not represent a fundamental change in the Company's business.

     Section 180.1302(4) of the Wisconsin Business Corporation Law also has an exception providing that holders of a class of stock quoted on the National Association of Securities Dealers, Inc. automated quotations system have no dissenters' rights except in certain circumstances, none of which are present with respect to the proposed Asset Sale. The Company's Common Stock is traded on the OTC Bulletin Board, which is operated by the National Association Securities Dealers, Inc. The Company believes that the term "National Association of Securities Dealers, Inc. automated quotations system" as used in Section 180.1302(4) of the Wisconsin Business Corporation Law includes the OTC Bulletin Board. As a result, even if the proposed Asset Sale were deemed to be a sale of substantially all of the Company's assets, the Company believes that the public market exception in Section 180.1302(4) of the Wisconsin Business Corporation Law would preclude the Company's shareholders from having dissenters' rights.

THE ASSET PURCHASE AGREEMENT

     Although the Company believes that the following summary describes the material terms and conditions of the Asset Purchase Agreement, the summary is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is attached as ANNEX A to this Proxy Statement and is incorporated herein by reference. Terms which are not otherwise defined in this summary have the meaning set forth in the Asset Purchase Agreement.

ASSETS TO BE SOLD TO THE PURCHASER

     The Company and Gros-Ite have agreed to sell to the Purchaser substantially all of the assets related to the Division. The assets to be sold or transferred to the Purchaser pursuant to the Asset Purchase Agreement include the following:

     1.     tangible personal property relating to the Division;

     2. work in process and finished goods inventory relating to the Division;

     3.     purchase orders relating to the Division;

     4.     certain intellectual property exclusively used in the Division;

     5.     customers lists relating to the Division;

     6. certain assigned contracts relating to the Division, including the supply agreement with Pratt & Whitney; and

     7.     certain records of the Division.

     The Company will retain a number of assets of the Division, including accounts receivable outstanding as of the closing date, the building in Farmington, Connecticut in which the Division has operated and certain equipment that can be used in the Company's other businesses.

LIABILITIES TO BE ASSUMED BY THE PURCHASER

     At the Closing, the Purchaser will assume certain of the Division's obligations arising after the Closing Date pursuant to the supply agreement with Pratt & Whitney, current purchase orders and certain software agreements, to the extent assignable. The Purchaser will not assume any obligations or liabilities with respect to the operation of the Division prior to the Closing Date.

PURCHASE PRICE

     The Asset Purchase Agreement provides for the payment by the Purchaser of a purchase price of $6,369,389, consisting of:

     1.     $1,848,807 for finished goods inventory;

     2.     $3,510,982 for work in process inventory;

     3.     $1,009,500 for tangible personal property; and

     4.     $100 for the use of the name "Gros-ite Engineered Components
            Division."

     The Asset Purchase Agreement provides that the Purchaser will pay $4,613,898 of the purchase price at Closing and the remaining $1,755,491 of the purchase price on the 15th day of the tenth month following the Closing Date.

     The portion of the purchase price relating to finished goods inventory and work in process inventory will be subject to a post-closing adjustment based on the value of these inventories as of the Closing Date. As a result of this adjustment, the purchase price could either be increased or decreased. An increase in the purchase price would result in an additional payment by the Purchaser to the Company and a decrease in the purchase price would require the Company to make a payment to the Purchaser.

     Tomz, the parent of the Purchaser, will guarantee payment of the purchase price and the representations and warranties of the Purchaser in the Asset Purchase Agreement. To secure the obligations of Tomz under the Asset Purchase Agreement, the principal owner of Tomz will pledge to the Company marketable securities having a value as of the date of the Asset Purchase Agreement of at least $400,000.

REPRESENTATIONS AND WARRANTIES

     The Asset Purchase Agreement contains various customary representations and warranties by the Company, Gros-Ite, Tomz Corporation and the Purchaser. These include representations and warranties by the Company and Gros-Ite as to (a) corporate organization, good standing and authority; (b) authority to enter into the Asset Purchase Agreement and the binding effect of the Asset Purchase Agreement; (c) no conflicts or violations relating to the Asset Purchase Agreement; (d) consents and approvals required in connection with the Asset Purchase Agreement; (e) the absence of legal proceedings; (f) financial statements; (g) tax matters; (h) title to the assets being sold; (i) the condition of the tangible personal property being sold; (j) the absence of terminations relating to the work in process inventory being sold; (k) intellectual property matters; (l) regulatory filings; (m) product and field warranties; (n) the absence of claims by creditors relating to the assets being sold; (o) compliance with law, including environmental, health and safety matters; (p) matters relating to employees; (q) matters relating to vendors and customers; (r) matters relating to contracts; (s) employee benefit plans; (t) absence of certain changes or events since December 30, 2000; (u) transactions with affiliates; (v) no brokers; (w) the absence of material misstatements or omissions; (x) insurance matters; (y) matters relating to Gros-Ite; and (z) the condition of the inventory being sold.

     The representations and warranties of Tomz Corporation and the Purchaser include those as to: (a) corporate organization and good standing; (b) authority to enter into the Asset Purchase Agreement and the binding effect of the Asset Purchase Agreement; (c) no conflicts or violations relating to the Asset Purchase Agreement; (d) the absence of legal proceedings; (e) no brokers; (f) the absence of material misstatements or omissions; (g) licenses and permits; and (h) insurance matters.

CERTAIN COVENANTS

     Pursuant to the Asset Purchase Agreement, each of the parties has agreed, among other things, to use its best efforts to facilitate the consummation of the proposed Asset Sale. The Company has agreed, among other things, to use reasonable efforts to obtain all required consents for the contracts being assigned to the Purchaser, to maintain its insurance policies in full force and effect, to continue to conduct its business in the ordinary course of business and consistent with past practice, subject to certain exceptions, through the Closing Date, to permit Tomz Corporation to make corporate examinations and investigations, to refrain from entertaining any other offers for the assets being sold, and to cooperate with Tomz Corporation to effect an orderly transition of the administration of the assets being sold.

DELIVERIES AT CLOSING

     Pursuant to the Asset Purchase Agreement, the Company and Gros-Ite are required to deliver various documents at Closing, including the following:

     1. transfer documents, including a bill of sale and an assignment and assumption agreement;

     2. consents of third parties to assign certain contracts to the Purchaser, including a consent by Pratt & Whitney to the assignment of its supply agreement with the Company;

     3. a lease agreement providing for the Purchaser's lease of certain real property owned by the Company;

     4. termination statements relating to security interests in the assets being sold;

     5. a noncompetition agreement from the Company and Gros-Ite; and

     6. a legal opinion from counsel for the Company with respect to customary corporate matters.

     Pursuant to the Asset Purchase Agreement, Tomz and the Purchaser are required to deliver various documents at Closing, including the following:

     1. transfer documents, including an assignment and assumption agreement;

     2. the lease agreement providing for the Purchaser's lease of certain real property owned by the Company;

     3. a guaranty by Tomz of the obligations of the Purchaser under the Asset Purchase Agreement;

     4. a pledge agreement from the principal owner of Tomz to secure the obligations of Tomz and the Purchaser under the Asset Purchase Agreement; and

     5. a legal opinion from counsel for Tomz with respect to customary corporate matters.

INDEMNIFICATION

     Subject to certain limitations, EDAC and Gros-Ite agree to indemnify the Purchaser against all losses in respect of:

     1. the breach of any representation or warranty by EDAC or Gros-Ite contained in the Asset Purchase Agreement;

     2. the nonfulfillment of any covenant or agreement by EDAC or Gros-Ite contained in the Asset Purchase Agreement;

     3. the operation of the Division or the use or ownership of the assets being sold by EDAC or Gros-Ite or any predecessor on or prior to the Closing Date;

     4. any repairs or replacements to the tangible personal property being sold required as a result of a change in the condition of such assets (normal wear and tear excepted) from the date of execution of the Asset Purchase Agreement through the Closing Date; or

     5. any tax liability of the Company or Gros-Ite.

     Subject to certain limitations, the Purchaser, and Tomz in accordance with its guaranty, agree to indemnify EDAC and Gros-Ite against all losses in respect of:

     1. the breach of any representation or warranty by the Purchaser or Tomz contained in the Asset Purchase Agreement;

     2. the nonfulfillment of any covenant or agreement by the Purchaser or Tomz contained in the Asset Purchase Agreement; or

     3. the operation of the Division after the Closing Date, excluding certain warranty obligations and other obligations not assumed by the Purchaser.

     Subject to certain exceptions, the indemnification obligations of the Company and Gros-Ite and of the Purchaser and Tomz, respectively, are limited to the purchase price payable in the Asset Sale and neither party may make a claim for indemnification until its losses reach an aggregate amount of $50,000. The Purchaser may not make an indemnification claim based on a breach of a representation or warranty following the second anniversary of the Closing Date, except for certain claims relating to warranty work, tax matters and the use of the "Gros-Ite" name.

CLOSING

     If the Asset Purchase Agreement is approved at the annual meeting and the other conditions to Closing have been satisfied, the Company expects to complete the Asset Sale shortly after the annual meeting.

TERMINATION

     The Asset Purchase Agreement may be terminated prior to the Closing in the event that on or before May 31, 2001:

     1. the Company has not provided to the Purchaser written evidence of the approval of the Asset Purchase Agreement by the Board of Directors of the Company and by the shareholders of the Company at the annual meeting;

     2. the Company has not obtained the consent of Pratt & Whitney to the assignment of its supply agreement with the Company; and

     3. the Company has not obtained the consents of its lenders to the Asset Purchase Agreement.

     If termination occurs as a result of a default by the Purchaser, the Company's sole remedy will be to retain a deposit of $50,000 and to receive the payment of $400,000 as liquidated damages for all losses, damages and expenses. If termination occurs as a result of the Company's failure to fulfill certain conditions to closing or its willful breach or default, the Purchaser will be entitled to all damages and remedies available to it under applicable law as a result of the Company's default, including the return of the deposit and reasonable attorneys' fees and expenses incurred by the Purchaser to enforce the Asset Purchase Agreement.

                               SECURITY OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of March 15, 2001 by (i) each director and named executive officer (as defined below), (ii) all directors and executive officers as a group, and (iii) each person or other entity known by the Company to beneficially own more than 5% of the outstanding Common Stock.

     The Company has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated, the persons and entities included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared with spouses under applicable law. Shares of Common Stock subject to options that are either currently exercisable or exercisable within 60 days of March 15, 2001 are deemed to be outstanding and to be beneficially owned by the option holder for the purpose of computing the percentage ownership of the option holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

                                                       NUMBER OF SHARES                        PERCENT
                                                         BENEFICIALLY                            OF
                                                            OWNED                               CLASS
NAME                                                   ----------------                        -------
----
EDAC Technologies Corporation Employee
Stock Ownership Plan and Trust (1)                         454,796                              10.5%

Richard A. Dandurand                                            --                                --

John J. DiFrancesco (2)                                    176,805                               4.0

George Fraher (2)                                           36,787                               *

Robert J. Gilchrist (2)                                     54,512                               1.3

John Kucharik (2)                                           10,000                               *

Stephen J. Raffay (2)                                       10,000                               *

Daniel C. Tracy (2)                                         33,022                               *

John Moses                                                 503,850                              11.7

Francis W. Moskey (1)                                      528,629                              12.2

Ronald G. Popolizio (1)(2)                                 534,200                              12.2

Glenn L. Purple (1)(2)                                     482,386                              11.2


                                                       NUMBER OF SHARES                        PERCENT
                                                         BENEFICIALLY                            OF
                                                            OWNED                               CLASS
NAME                                                   ----------------                        -------
----

All Directors and Executive Officers as a
group (8 persons) (1)(2)
                                                           855,326                              18.5


--------
* Represents beneficial ownership of less than 1%.

(1) Consists of 454,796 shares owned by the EDAC Technologies Corporation Employee Stock Ownership Plan (the "ESOP"). Voting power is subject to the direction of the ESOP participants for all allocated shares, and the Trustees of the ESOP may only vote such shares if a participant fails to direct the voting of the shares allocated to his or her account. As of March 15, 2001, all of the 454,796 shares owned by the ESOP had been allocated to participants. The Trustees of the ESOP do not have investment power as to any of the shares owned by the ESOP. The Trustees of the ESOP are as follows:

     Ronald G. Popolizio                   Glenn L. Purple
     Francis W. Moskey

(2) The number of shares shown includes the following shares which may be acquired by exercise of options which are currently exercisable or exercisable within 60 days of March 15, 2001: 132,000 as to Mr. DiFrancesco; 35,000 as to Mr. Fraher; 36,000 as to Mr. Gilchrist; 10,000 each as to Messrs. Kucharik and Raffay; 20,000 as to Mr. Tracy; 62,500 as to Mr. Popolizio; 5,558 as to Mr. Purple; and 305,500 as to all executive officers and directors as a group.

     The address of each of the current directors of the Company and the ESOP is the principal business address of the Company. The address of Mr. Moses is 3616 North Albemarle Street, Arlington, VA 22207.

     The above beneficial ownership information is based upon information furnished by the specified persons and is determined in accordance with Securities and Exchange Commission Rule 13d-3, as required for purposes of this Proxy Statement. It is not necessarily to be construed as an admission of beneficial ownership for other purposes and may include shares as to which beneficial ownership is disclaimed.

                        PROPOSAL 2: ELECTION OF DIRECTORS

NOMINEES

     The Company's By-Laws provide for at least five and no more than nine directors to be elected at each Annual Meeting of Shareholders, to hold office until the next succeeding Annual Meeting and until their successors are duly elected. In accordance with the By-Laws, the Company has set the number of directors for the 2001 fiscal year at seven. As indicated below, the individuals nominated by the Board of Directors are all incumbent directors. The Company anticipates that all nominees listed in this Proxy Statement will be candidates when the election is held. However, if for any reason any nominee is not a candidate at that time, proxies will be voted for a substitute nominee designated by the Company (except where a proxy withholds authority with respect to the election of directors).


                                    DIRECTOR                      PRINCIPAL
NAME (AND AGE)                        SINCE                     OCCUPATION (1)
--------------                      --------                    --------------
Richard A. Dandurand (45)             2000        Chief Executive Officer of the Company
(4)
John J. DiFrancesco (75)              1989        Chairman of the Company

George Fraher (53)                    2000        President, Apex Machine Tool Company

Robert J. Gilchrist (55)              1998        Managing Director, Horton International,
(2)(3)                                            LLC (management consulting and executive
                                                  search firm)

John Kucharik (50)                    2000        Chief Executive Officer,
(4)                                               IPC, Inc. (custom powder coater, e-coater
                                                  and electro-plating company)

Stephen J. Raffay (73)                2000        Retired Vice-Chairman,
(2)(3)(4)                                         Emhart Corporation (a manufacturer of
                                                  various machinery and consumer products)

Daniel C. Tracy (60)                  1999        Business Consultant
(2)(3)(4)

(1) The principal occupation of each director during the past five years was that shown in the table, except that: (1) Mr. Dandurand was President of Stanley Access Technologies from 1997 to 2000 and President of Stanley Door Systems from 1994 to 1997, both subsidiaries of The Stanley Works; (2) Mr. DiFrancesco was Manager of the Sandusky, Ohio General Motors plant until his retirement in 1986. During Mr. DiFrancesco's retirement he did consulting work for MPB Corp. of Keene, New Hampshire (precision ball and roller bearing manufacturer) prior to becoming Chairman of the Company in March 1996. From August 1999 to November 2000, Mr. DiFrancesco served as Chief Executive Officer of the Company on an interim basis; (3) Mr. Fraher was Vice President of Manufacturing for Hoppe Tool, Inc. (tooling manufacturer) from February 1981 to October 1997; (4) Mr. Gilchrist was General Manager at Ensign-Bickford Industries (diversified manufacturing company with principal operations in blast initiation for the aerospace and mining industries) until 1995; (5) Mr. Kucharik was President and Chief Executive Officer of MVE, Inc. (manufacturer of cryogenic holding tanks and equipment) from 1997 to 2000. Prior to 1997, Mr. Kucharik was President of General Signal Pump Group (manufacturer of water pumps) from 1995 to 1997;
     (6) Mr. Raffay served as a senior executive and as a Director of Emhart Corporation until his retirement as Vice Chairman in 1987. Since then he has done consulting work and serves as a member of the boards of directors for a number of companies; and (7) Mr. Tracy was a partner with Arthur Andersen from 1963 until his retirement in 1998.

(2)  Member of the Audit Committee.

(3)  Member of the Compensation Committee.

(4)  Member of the Strategic Planning Committee.

     The Board of Directors recommends that shareholders vote FOR all of the nominees.

DIRECTORS' MEETINGS AND COMMITTEES

     The Board of Directors has an Audit Committee, a Compensation Committee and a Strategic Planning Committee.

     The Audit Committee held four meetings during 2000. The Audit Committee meets annually to consider the report and recommendation of the Company's independent public accountants and is available for additional meetings upon request of such accountants. The Audit Committee's functions also include making recommendations to the Board of Directors regarding the engagement or retention of such accountants, adoption of accounting methods and procedures, public disclosures required for compliance with securities laws and other matters relating to the Company's financial accounting. For additional information regarding the Audit Committee, see the "Report of the Audit Committee" below.

     The Compensation Committee held one meeting during 2000. The Compensation Committee sets the compensation for the executive officers of the Company.

     The Strategic Planning Committee held five meetings during 2000. The Strategic Planning Committee reviews the Company's strategic direction and makes recommendations to the Board of Directors.

     The Board of Directors held 16 meetings during 2000. No director attended fewer than 75% of the total number of meetings of the Board of Directors and each Committee on which he served.

FEES OF INDEPENDENT AUDITORS

     AUDIT FEES. Arthur Andersen LLP billed the Company $93,000 in fees for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 30, 2000, including reviews of the interim financial statements in the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 30, 2000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Arthur Andersen LLP did not render any professional services to the Company for information technology advice during the fiscal year ended December 30, 2000.

     ALL OTHER FEES. Arthur Andersen LLP billed the Company $63,400 in fees for all other professional services rendered to the Company during the fiscal year ended December 30, 2000. These services consisted of tax services and services relating to employee benefit plans.

     The Audit Committee of the Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of Arthur Andersen LLP.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is comprised of three members of the Company's Board of Directors. Because the Company's Common Stock is traded on the Over the Counter Bulletin Board, the Company is not subject to the listing requirements of any securities exchange or Nasdaq regarding the membership of the Company's Audit Committee. However, each member of the Audit Committee is independent as defined in Rule 4200(a)(15) for the listing standards of the Nasdaq Stock Market. The duties and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which the Board of Directors adopted on March 14, 2001. A copy of the Audit Committee Charter is attached as ANNEX C to this Proxy Statement.

     The Audit Committee has:

     o reviewed and discussed the Company's audited financial statements for the fiscal year ended December 30, 2000, with the Company's management and with the Company's independent auditors;

     o discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards); and

     o received and discussed the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Statement No. 1 (Independence discussions with Audit Committees).

     Based on such review and discussions with management and the independent auditors, the Audit Committee recommended that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2000, for filing with the Securities and Exchange Commission.

                                        AUDIT COMMITTEE:

                                        Stephen J. Raffay, Chairman
                                        Robert J. Gilchrist
                                        Daniel C. Tracy

DIRECTORS' FEES

     In 2000, the Company paid directors who are not employees of the Company a $4,000 annual retainer and $1,000 for each non-telephonic Board of Directors or Committee meeting attended. The Board Chairman and Committee Chairman were paid an additional $500 for each meeting chaired.

EXECUTIVE OFFICERS

     The following table sets forth, as of March 15, 2001, the name, age and current position of each executive officer of the Company:



NAME                                    AGE              OFFICE
----                                    ---              ------
Richard A. Dandurand                     45    Chief Executive Officer
Ronald G. Popolizio                      42    Executive Vice President, CFO and
                                               Secretary


     Mr. Dandurand joined the Company in December 2000. Mr. Dandurand was President of Stanley Access Technologies from 1997 to 2000 and President of Stanley Door Systems from 1994 to 1997, both subsidiaries of The Stanley Works.

     Mr. Popolizio joined the Company in February 1997 as Vice President, Chief Financial Officer and Secretary. He became Executive Vice President in June 1998. From 1994 until joining the Company, Mr. Popolizio was Controller for The Connecticut Spring and Stamping Corporation. Prior to 1994, he was Chief Financial Officer with MRMC, Inc., a Rostra holding company.

     Officers are elected annually by and serve at the discretion of the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of the Company's equity securities on Form 4 or
5. The rules promulgated by the Commission under section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to section 16(a). Based solely upon a review of such forms actually furnished to the Company, and written representations of certain of the Company's directors and executive officers that no forms were required to be filed, all directors, executive officers and 10% stockholders have filed with the Commission on a timely basis all reports required to be filed under section 16(a) of the Exchange Act.

SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following performance graph compares the five year cumulative return from investing $100 on December 31, 1995 in the Company's common shares to the Total Return Index for The Nasdaq Stock Market (U.S. Companies) and the Total Return Index for Nasdaq Trucking and Transportation Stocks.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF
        EDAC COMMON STOCK, TOTAL RETURN INDEX FOR THE NASDAQ STOCK MARKET
      AND TOTAL RETURN INDEX FOR NASDAQ TRUCKING AND TRANSPORTATION STOCKS

                                                 NASDAQ                 EDAC
                        NASDAQ (US)          TRANSPORTATION         TECHNOLOGIES
        YEAR               INDEX                  INDEX                 INDEX
        ----            -----------          --------------         ------------
        1995              100.000               100.000                100.000
        1996              121.977               110.387                160.000
        1997              149.396               141.340                700.000
        1998              210.680               127.073                423.540
        1999              391.543               122.836                132.000
        2000              235.630               111.644                 71.500

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

     The Compensation Committee of the Board of Directors continues to monitor existing compensation plans and initiates additional compensation policies as necessary to enhance the financial performance of the Company.

     The Compensation Committee and the entire Board strongly believe that the shareholders' best interests are served by a motivated workforce that shares in the rewards of achieving defined objectives that improve shareholder value.

     The incentive compensation plan (bonus) for 2000 was established in November 1998, based on attaining specific objectives relating to operation and net profit, earnings per share and growth in sales. Other factors routinely considered by the committee in evaluating executive performance include organizational development, customer service, quality and adherence to the Company's Mission Statement.

     As reported in the 2000 Annual Report, the Company experienced continued reductions in revenues resulting in an operating loss for the year ended December 30, 2000. As a result, and in accordance with the incentive formula, no cash bonuses were paid to Company's executives in 2000. The Compensation Committee intends to resume paying bonuses at the end of 2001, if it believes that the financial condition of the Company so warrants. The Company granted stock options to officers and employees in 2000 in lieu of cash as part of a strategy to motivate and retain key management personnel.

     John DiFrancesco, Chairman of the Company, acted in the additional and interim role of Chief Executive Officer during 2000 until Mr. Richard Dandurand assumed that position on December 1, 2000. Mr. DiFrancesco was paid $144,575 in salary and $24,750 as temporary living allowance. Pursuant to an employment agreement with the Company, Mr. Dandurand is entitled to a minimum annual salary of $250,000 plus an annual incentive bonus determined by the Compensation Committee of the Board of Directors, a grant of options to purchase 150,000 shares of Common Stock and various other fringe benefits. Mr. Dandurand is also entitled to receive a grant of options to purchase 50,000 shares of Common Stock on December 1, 2001 contingent upon renewal of the employment agreement.

                                        COMPENSATION COMMITTEE:

                                        Robert J. Gilchrist, Chairman
                                        Stephen J. Raffay
                                        Daniel C. Tracy

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION INFORMATION. The following table sets forth certain information for the years indicated below concerning compensation paid to, earned by or awarded to the two individuals who served as the Company's Chief Executive Officer during 2000 and the only other executive officer of the Company whose total annual salary and bonus during 2000 exceeded $100,000 (collectively, the "named executive officers").

                           SUMMARY COMPENSATION TABLE


                                                    ANNUAL COMPENSATION                  LONG TERM
                                                    -------------------                 COMPENSATION
                                                                                           AWARDS
                                                                           OTHER        SECURITIES
                                                                           ANNUAL       UNDERLYING
                                                                          COMPEN-        OPTIONS/        ALL OTHER
    NAME AND PRINCIPAL                     SALARY          BONUS           SATION          SARS        COMPENSATION
        POSITION               YEAR           ($)             ($)          ($) (1)            (#)         ($) (2)
    ------------------         ----      ---------       ---------        --------      ------------   ------------
Richard A. Dandurand           2000        19,231              --              --              --              --
  Chief Executive
  Officer (3)

John DiFrancesco               2000       144,575              --          24,750              --              --
  Chief Executive              1999        92,500              --              --              --              --
  Officer (4)

Ronald G. Popolizio            2000       165,000              --              --              --           1,750
  Executive Vice               1999       157,789              --              --              --           3,736
  President CFO                1998       137,500          65,000              --          25,000          16,107
  and Secretary

(1)  The amount paid to Mr. DiFrancesco is for a living allowance.

(2)  Represents payments to defined contribution plans.

(3)  Mr. Dandurand became the Chief Executive Officer on December 1, 2000.

(4) Mr. DiFrancesco served as the Chief Executive Officer on an interim basis from August 1999 through November 2000. Mr. DiFrancesco was also paid $2,250 in December 2000 for consulting services.

OPTION GRANTS. The following table provides certain information regarding stock options granted to the named executive officers in 2000.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                       INDIVIDUAL GRANTS
                             --------------------------------------------------------      POTENTIAL REALIZABLE
                                              PERCENT OF                                    VALUE AT ASSUMED
                               NUMBER OF        TOTAL                                     ANNUAL RATES OF STOCK
                              SECURITIES     OPTIONS/SARS                                  PRICE APPRECIATION
                               UNDERLING      GRANTED TO      EXERCISE                   FOR OPTION TERM ($) (2)
                             OPTIONS/SARS    EMPLOYEES IN       PRICE      EXPIRATION    -----------------------
           NAME               GRANTED (#)   FISCAL YEAR (1)    ($/SH)         DATE          5%          10%
-------------------------    ------------   ---------------   --------     ----------    -----------------------
Richard A. Dandurand(3)          150,000          41.2%        0.9375       11/30/10       88,438      224,120
John DiFrancesco(4)               75,000          20.6           1.00        6/04/10       47,167      119,531
Ronald G. Popolizio(5)            25,000           6.9           1.00        6/04/10       15,722       39,844

(1) The percentage is based on options granted to employees. Options for 364,000 shares were granted to employees during the 2000 fiscal year.

(2) The dollar amounts under these columns are the result of theoretical calculations at 5% and 10% rates set by the Commission, and therefore are not intended to forecast possible future appreciation, if any, in the Common Stock.

(3) Mr. Dandurand's options become exercisable as follows: 60,000 on November 30, 2001, 45,000 on November 30, 2002 and 45,000 on November 30, 2003.

(4)  Mr. DiFrancesco's options were fully exercisable as of the date of grant.

(5) Mr. Popolizio's options were fully exercisable as of December 5, 2000. The Company has agreed that Mr. Popolizio will receive annually a grant of options for at least 5,000 shares.

FISCAL YEAR-END OPTION VALUES. The following table provides certain information regarding options held by the named executive officers at December 30, 2000.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                          NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                               UNDERLYING                   IN-THE-MONEY
                                                                        UNEXERCISED OPTIONS/SARS          OPTIONS/SARS AT
                                                                         AT FISCAL YEAR-END (#)       FISCAL YEAR END ($)(1)
                                    SHARES ACQUIRED        VALUE       -------------------------    -------------------------
             NAME                   ON EXERCISE (#)    REALIZED ($)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
--------------------------------    ---------------    ------------    -------------------------    -------------------------
Richard A. Dandurand                         --               --                 0/150,000                    $0/0
John DiFrancesco                             --               --                 122,000/0                    $0/0
Ronald G. Popolizio                          --               --                  62,500/0                    $0/0


(1) Based on the last reported sale price of the common stock on December 29, 2000 less the option exercise price.

     Options above reflect the 10% stock dividend paid by the Company to all shareholders on July 1, 1998.

EMPLOYMENT AGREEMENTS

     Pursuant to an employment agreement with the Company, Mr. Dandurand is entitled to a minimum annual salary of $250,000 plus an annual incentive bonus determined by the Compensation Committee of the Board of Directors, a grant of options to purchase 150,000 shares of Common Stock and various other fringe benefits. Mr. Dandurand is also entitled to receive a grant of options to purchase 50,000 shares of Common Stock on December 1, 2001 contingent upon renewal of the employment agreement. The employment agreement also provides that, upon termination of employment by the Company for any reason other than death, disability or cause, Mr. Dandurand will receive severance equal to 18 months of his then base salary and all previously granted stock options will become immediately exercisable. If Mr. Dandurand's employment is terminated due to death or disability, he will be entitled to receive a prorated cash bonus for the year of termination. The original term of the employment agreement extends to December 1, 2001, subject to automatic renewal for additional one-year terms unless notice of termination is given within 45 days of the end of the then current term.

     Pursuant to an employment agreement with the Company, Mr. Popolizio is entitled to a minimum annual salary of $150,000 plus an annual incentive bonus determined by the Compensation Committee of the Board of Directors and various other fringe benefits. The agreement also provides that, upon termination of employment by the Company for any reason other than death, disability or cause, Mr. Popolizio will receive severance equal to 24 months of his then base compensation plus 2 times the average of the three highest annual bonus payments received by him during the five fiscal years prior to termination. If Mr. Popolizio's employment is terminated due to death or disability, he will receive a prorated cash bonus for the year of termination.

CHANGE OF CONTROL AGREEMENTS

     The Company entered into Change of Control Agreements with Richard A. Dandurand, the Company's Chief Executive Officer in 2000 and with Ronald G. Popolizio, the Company's Executive Vice President, Chief Financial Officer and Secretary in 1999. These agreements essentially act as springing employment agreements which provide that upon a change of control of the Company (as defined in the agreement), the executive shall continue to be employed by the Company for a period of two years for Mr. Dandurand and three years for Mr. Popolizio in the same capacities and with the same compensation and benefits as the executive was receiving prior to the change of control (all as specified in the agreements). If the executive is terminated after the change of control without cause or he quits for good reason (both as defined in the agreement), the executive is generally entitled to receive a severance payment from the

Company equal to the amount of compensation remaining to be paid to the executive under the agreement for the balance of the term.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of outside directors. During the fiscal year ended December 30, 2000, the following board and former board members served on the Compensation Committee: William J. Gallagher (through May 2000), Robert Gilchrist, Lee Morris (through September 2000), Stephen J. Raffay (from November 2000) and Daniel C. Tracy.

               PROPOSAL 3: RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors, upon recommendation of the Audit Committee, has selected Arthur Andersen LLP to be the Company's auditors for the 2001 fiscal year. Although this appointment is not required to be submitted to a vote of shareholders, the Company believes it appropriate as a matter of policy to request that the shareholders ratify the appointment. If shareholder ratification is not received, the Board of Directors may reconsider the appointment. It is expected that a representative of Arthur Andersen LLP will be present at the annual meeting and will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

     THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR THE PURPOSE OF AUDITING THE FINANCIAL STATEMENTS OF THE COMPANY FOR FISCAL 2001.

                              AVAILABLE INFORMATION

     EDAC is subject to the informational requirements of the Exchange Act, and in accordance with the Exchange Act the Company files reports, proxy statements and other information with the Commission. You may inspect and copy the reports, proxy statements and other information filed by us with the Commission at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and as well as the Commission's Regional Offices. You may also call the Commission at 1-800-SEC-0330 for more information about the public reference room, how to obtain copies of documents by mail or how to access documents electronically on the Commission's Web site at (http://www.sec.gov).

                  ANNUAL REPORT TO THE SECURITIES AND EXCHANGE
                             COMMISSION ON FORM 10-K

     The Company is required to file an annual report, called a Form 10-K, with the Commission. A copy of Form 10-K for the fiscal year ended December 30, 2000 will be made available, without charge, to any person entitled to vote at the annual meeting.

Written requests should be directed to Ronald G. Popolizio, Secretary, EDAC Technologies Corporation, 1806 New Britain Avenue, Farmington, Connecticut 06032.

                              SHAREHOLDER PROPOSALS

     Any shareholder who desires to submit a proposal for inclusion in the Company's 2002 Proxy Statement should submit the proposal in writing to Ronald
G. Popolizio, Secretary, EDAC Technologies Corporation, 1806 New Britain Avenue, Farmington, Connecticut 06032. The Company must receive a proposal no later than December 14, 2001, in order to consider it for inclusion in the Company's 2002 Proxy Statement. For any proposal that is not submitted for inclusion in next year's Proxy Statement, but is instead sought to be presented directly at the 2002 Annual Meeting, management will be able to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on February 27, 2002, and advises shareholders in the 2002 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or
(2) the Company does not receive notice of the proposal prior to the close of business on February 27, 2002. Notices of intention to present proposals at the 2002 Annual Meeting should be addressed to Ronald G. Popolizio, Secretary, EDAC Technologies Corporation, 1806 New Britain Avenue, Farmington, Connecticut 06032.

                                  OTHER MATTERS

     The Directors of the Company know of no other matters to be brought before the meeting. If any other matters properly come before the meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

                                                 BY ORDER OF THE BOARD
                                                 OF DIRECTORS
                                                 EDAC Technologies Corporation

                                                 Ronald G. Popolizio, Secretary

Farmington, Connecticut
April 13, 2001

                                                                        ANNEX A






                            ASSET PURCHASE AGREEMENT

                              DATED MARCH 29, 2001

                                  BY AND AMONG

             GROS-ITE ENGINEERED COMPONENTS DIVISION OF TOMZ, INC.,

                                TOMZ CORPORATION,

                            GROS-ITE INDUSTRIES, INC.

                                       AND

                          EDAC TECHNOLOGIES CORPORATION

                                TABLE OF CONTENTS

                                    ARTICLE I
                                   DEFINITIONS
1.1      Defined Terms
1.2      Usage of Terms
1.3      References to Articles, Sections, Exhibits and Schedules

                                   ARTICLE II
           PURCHASE AND SALE OF ASSETS OF SELLER AND LEASE OF PREMISES

2.1      Transfer of Purchased Assets; Assumption of Assumed Liabilities
2.2      Purchase of Finished Goods Inventory
2.3      Purchase of Work In Process Inventory
2.4      Purchase of Tangible Personal Property
2.5      Purchase of Name
2.6      Assumed Contracts
2.7      Non-Assumption of Liabilities
2.8      Consents
2.9      Delivery of Purchased Assets
2.10     Limitation on Assumption of Warranty Obligations By Buyer and Seller
2.11     Lease of Premises
2.12     Seller's Storage at Premises
2.13     Noncompetition Agreement
2.14     INTENTIONALLY OMITTED
2.15     Delivery of Voting Agreement; Irrevocable Proxies

                                   ARTICLE III
                           PURCHASE PRICE AND PAYMENT

3.1      Purchase Price
3.2      Post-Closing Adjustment
3.3      Allocation of Purchase Price
3.4      Payment of Purchase Price
3.5      Closing Adjustments
3.6      Taxes
3.7      Guaranty by TOMZ Corporation
3.8      Collateral
3.9      Pledge of Securities
3.10     Offset

                                   ARTICLE IV
                                     CLOSING

4.1      Closing
4.2      Conveyances at Closing

                                    ARTICLE V
               REPRESENTATIONS AND WARRANTIES OF EDAC AND GROS-ITE

5.1      EDAC's and Gros-ite's Representations

                                   ARTICLE VI
          REPRESENTATIONS AND WARRANTIES OF BUYER AND TOMZ CORPORATION

6.1      Buyer and TOMZ Corporation's Representations

                                   ARTICLE VII
           COVENANTS AND CONDUCT OF THE PARTIES PRIOR TO OR ON CLOSING

7.1      Pre-closing Covenants
7.2      Right of Entry
7.3      Conduct of Business
7.4      Lien Releases and Tax Clearance

                                  ARTICLE VIII
               COVENANTS AND CONDUCT OF THE PARTIES AFTER CLOSING

8.1      Survival and Indemnifications
8.2      Access to Retained Customer Records
8.3      Buyer's Defects
8.4      Covenant Not to Use Name

                                   ARTICLE IX
                                  MISCELLANEOUS

9.1      Expenses; Agreements Not to Market Assets
9.2      Casualty
9.3      Right of Termination and Procedure for Default
9.4      Further Assurances
9.5      Notices
9.6      Public Statements
9.7      Choice of Law
9.8      Titles

9.9      Waiver
9.10     Effective; Binding
9.11     Entire Agreement
9.12     Modification
9.13     Counterpart
9.14     Consent to Jurisdiction
9.15     Confidential Information
9.16     Successors and Assigns
9.17     Arbitration Procedure

                                    SCHEDULES

Schedules         Description
---------         -----------
1.1               Assumed Contracts
1.1(ll)(7)        Computer Software
2.1(a)            Permitted Encumbrances
2.4               Tangible Personal Property
3.2               Cost Accounting Method
3.3               Allocation of Purchase Price
5.1(a)            Tradenames
5.1(b)            Form of Seller's Resolutions
5.1(c)            Resulting Defaults
5.1(d)            Consents and Approvals
5.1(e)            Litigation
5.1(g)            Tax Matters
5.1(h)            Title Matters
5.1(i)            Real Property
5.1(j)            Location of Tangible Personal Property
5.1(k)            Options
5.1(l)            Terminations
5.1(o)            Patents/Trademarks
5.1(q)            Warranties
5.1(r)            Creditors
5.1(v)            Vendors/Customers
5.1(w)            Contracts
5.1(x)            Employee Benefit Plans
5.1(y)            Changes/Disputes
5.1(aa)           Noncompliance
5.1(bb)           Licenses/Permits/Certifications
5.1(cc)           Employee Data
5.1(dd)           Payments
5.1(ee)           Affiliated Transactions
5.1(hh)           Seller's Insurance
5.1(ii)           Environmental/Health/Safety Matters
6.1(b)            Form of Buyer's and TOMZ Corporation's Resolutions

                                    EXHIBITS

Exhibit           Description
-------           -----------
A                 Lease of 1790 New Britain Avenue, Farmington, Connecticut
B                 Assignment of Peter Stanley Realty Company Lease of property at 1838 New Britain Avenue, Farmington, Connecticut
C                 Noncompetition Agreement
D                 INTENTIONALLY OMITTED
E                 Guaranty Agreement of TOMZ Corporation
F                 Pledge Agreement of Zbigniew Matulaniec
G                 Warranty Bill of Sale
H                 Assignment Agreement
I                 Consent to Assignment
J                 Non-disturbance Agreements with Fleet Bank and Farmington
                  Savings Bank
K                 Closing Certificate
L                 Seller's Counsel's Opinion
M                 Buyer's Counsel's Opinion

                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT ("Agreement") is by and between GROS-ITE ENGINEERED COMPONENTS DIVISION OF TOMZ, INC., a Connecticut corporation with its principal place of business at 47 Episcopal Road, Berlin, Connecticut 06037 ("Buyer"), TOMZ CORPORATION, a Connecticut corporation with its principal place of business at 47 Episcopal Road, Berlin, Connecticut 06037 ("TOMZ Corporation"), EDAC TECHNOLOGIES CORPORATION, a publicly-held Wisconsin corporation with its principal place of business at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("EDAC") and GROS-ITE INDUSTRIES, INC., a Connecticut corporation with its principal place of business at 1806 New Britain Avenue, Farmington, Connecticut ("Gros-ite") (EDAC and Gros-ite collectively, "Seller").

                               STATEMENT OF FACTS

         A. Seller is the owner and operator of, inter alia, a manufacturing business known as "Gros-ite Engineered Components Division", which business is located in Farmington, Connecticut ("Business").

         B. Buyer desires to purchase from Seller and Seller desires to sell to Buyer certain assets and contract rights relating to the Business upon the terms and conditions contained in this Agreement.

         C. In connection with the foregoing, Seller and Buyer desire to enter into a lease for the premises located at 1790 New Britain Avenue, Farmington, Connecticut.

         In consideration of the foregoing premises, the mutual covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 Defined Terms. As used in this Agreement, the terms below shall have the following meanings:

         (a) "Closing Payment" shall mean the prepayment of One Million Seven Hundred Fifty-Five Thousand Four Hundred Ninety-One Dollars ($1,755,491) made by Buyer to Seller pursuant to
                  Section 3.4(b)(1).

         (b) "Affiliate" shall mean, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interest, by contract or otherwise).

         (c) "Agreement" shall mean, unless the context otherwise requires, this Asset Purchase Agreement together with the Schedules and Exhibits attached hereto and the certificates and instruments to be executed and delivered in connection herewith.

         (d)      "Assumed Contracts" shall mean the Contracts identified on
                  Schedule 1.1, which shall be assumed in writing by Buyer on the Closing Date.

         (e) "Assumed Liabilities" shall mean those liabilities of Seller specifically assumed by Buyer in this Agreement.

         (f) "Business" shall mean the business conducted by Seller through its Gros-ite Engineered Components Division, and shall not include any other business operations of Seller.

         (g) "Business Employees" shall mean those employees of Seller working in the Business.

         (h) "Claims Period" shall mean the period beginning on the date of this Agreement and ending on the second anniversary of the Closing Date except: (1) with respect to warranty work and Pratt & Whitney rework matters as to which the Claims Period shall end on the third anniversary of the Closing Date; (2) with respect to tax matters as to which the Claims Period shall end on the sixth anniversary of the Closing Date; and
                  (3) with respect to Seller's and Buyer's covenant set forth in
                  Section 8.4, as to which the claims period shall survive indefinitely.

         (i)      "Closing Date" is defined in Section 4.1.

         (j) "COBRA" shall mean the provisions of Part 6 of Subtitle B of Title I of ERISA and Section 4980B of the Code and all regulations thereunder.

         (k) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (l)      "Contracts" are defined in Section 5.1(w).

         (m) "Deposit" shall mean the deposit in the amount of Fifty Thousand Dollars ($50,000) paid by Buyer on account of the Purchase Price, which amount is being held by Seller's counsel pursuant to the Escrow Letter.

         (n) "Employee Welfare Benefit Plan" shall have the meaning set forth in ERISA Section 3(1).

         (o) "Encumbrance" shall mean any claim, lien, pledge, option, charge, easement, security interest, right-of-way, encroachment, reservation, restriction, encumbrance, or other right of any Person, affecting title to the Purchased Assets.

         (p) "Environmental, Health and Safety Requirements" shall mean all federal, state, local and foreign statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation, each as amended and as now or at Closing in effect.

         (q)      "Environmental Report" shall mean:

                  (1) Correspondence dated November 8, 1982 (Anderson Oil & Chemical Co. Kevin Delaney to Gros-ite Industries Bob Chicoine);

                  (1)      Minges Environmental Laboratory Reports:

                           (A) March 11 and 30, 1983 - Reports to Gros-ite Industries; and

                           (B) March 11, 1983 - Report to American Research Corporation;

                  (2)      NUS Corporation Report #C-583-9-8-54 (September 26,
                           1988) Attached as "Appendix D" to the Rizzo
                           Associates Level 1 Environmental Site Assessment report (copy provided appears incomplete);

                  (3) Correspondence dated April 3, 1989 (DEP Peter Ploch to Gros-ite Industries Robert Chicoine) with attachments:

                           (A)      February 28, 1980 Form P-5 (1 page); and

                           (B) February 9, 1983 Hazardous Waste Inspection Checklist (2 pages);


                  (4) Final Screening Site Inspection - #C-583-6-0-282 (NUS Corporation, July 2, 1990) Attached as "Appendix D" to the Rizzo Associates Level 1 Environmental Site Assessment report (copy provided appears incomplete);

                  (5) Final Screening Site Inspection / Gros-ite Industries, Inc. (NUS Corporation, July 16, 1990) Correspondence Report to DEP (only partial report);

                  (6) Underground Storage Tank Closure Plan (Aaron Environmental, January 3, 1991) Underground Storage Tank Closure Technical Specifications Checklist (2 pages), Table of Contents, Pages i, ii, iii, and Pages 1 through 7, with attachments:

                           (A)      Appendix A: Work Zone Illustration (Drawing
                                    01);

                           (B) Appendix B: Site Specific Health and Safety Plan (9 pages);

                           (C) Appendix C: Underground Tank Transfer of Ownership Form, Typical;

                           (D) Appendix D: Spill Report Notification Form (Page 2 only); and

                           (E) Appendix E: Regulatory Correspondence (1 page letter to DEP / January 2, 1990);

                  (7) Underground Storage Tank Removal Project (Aaron Environmental, February 7, 1991) Table of Contents, Pages i and ii, and Pages 1 through 8, with attachments:

                  (2) Figure 1: Laboratory Analysis Results (Title page only, laboratory reports not attached);

                           (A) Figure 2: Photographic Documentation (3 pages, 3 photographs on each / black & white copy);

                           (B) Code of Federal Regulations (40 CFR Subparts E, F, G) Pages 918-925;

                           (C) Appendix - 1 Page Sketch of UST Location (dated 2/7/91);

                           (D) Northeast Tank Disposal Tank Pickup Receipt and Transfer of Ownership form;

                           (E) January 28, 1991 Aaron Environmental Letter to Scott Deshefy (DEP);

                           (F) January 29, 1991 Town of Farmington Building Permit #20518; and

                           (G)      July 31, 1989 State of Connecticut
                                    Interdepartmental Message;

                  (8) Correspondence dated February 20, 1991 (Aaron Environmental to Gros-ite Industries, Inc. Mr. Robert Chicoine) - 1 Page with attachments:

                           (A) Connecticut Testing Laboratories Report 21-023-5 (February 6, 1991) 2 Pages for Oil & Grease and PCB analyses only, no chain of custody; and

                           (B) Connecticut Testing Laboratories Report 21-023-5 (Page 2, 3, 4, and 5) for Method
                                    602 / 8020 analyses only, no chain of
                                    custody;

                  (9) Correspondence dated March 6, 1995 Interim Site Investigation Report (Aaron Environmental Kevin Bitjeman to Gros-ite Industries Bob Tasillo) with attachment: Site Sketch March 6, 1995 - 1 Page;

                  (10) Results of Soil & Groundwater Samples / Vacant Parcel Between American Research & Woods Electrical 3 Page Letter (Aaron Environmental, March 9, 1995) with attachments:

                           (A)      Figure 1 (Site Sketch, March 6, 1995);

                           (B) Boring Logs (4 Sheets) for SB-1, SB-2, SB-3, SB-4 (all 2/27/95);

                           (C) Phoenix Environmental Labs Sample Progress Reports (31 Pages plus 1 Page Chain of Custody for sample Ids: AA60951 (SB-1 1-3), AA60952 (SB-1 30-32), AA60953 (SB-1),
                                    AA60954 (SB-2 5-7), AA60955 (SB-2 30-32),
                                    AA60956 (SB-2), AA60957 (SB-3 5-7), AA60958
                                    (SB-3 30-32), AA60959 (SB-3), AA60960 (SB-4
                                    5-7), AA60961 (SB-4 30-32), and AA60962
                                    (SB-4);

                  (11) Correspondence dated June 22, 1995 Review of Environmental Reports 2 page letter (Aaron Environmental to Gros-ite Industries Frank Moskey) with Attachment Level II Environmental Site Assessment report (ERI, June 1995):

                           (A) 11 page Text, 5 Tables, 2 Figures, site photographs (2 pages);

                           (B)      Appendix A - Boring Logs and Well
                                    Construction Diagrams;

                           (C) Appendix B - Spectrum Analytical Reports (June 1, 1995) AA32853, AA32854, AA32855,
                                    and AA32856 and (June 5, 1991) AA33244,
                                    AA33245, AA33246, AA33247, and AA33250;

                           (D) Appendix C - Rizzo Associates Level I Environmental Site Assessment (April 11,
                                    1995), pages i, 1, 4, 5, 7, 11, 14, 16, 17,
                                    19, 21, 23, 25, photo pages 1 to 13, 2 pages of Appendix A, 2 pages of Appendix B, 2 pages of Appendix C, 11 pages of Appendix D, 6 pages of Appendix E, and 2 pages of Appendix F; and

                           (E) Appendix D - Groundwater Technology Level II Environmental Site Assessment report (October 1994) for the north adjacent property (Pages 13, 15, 16, Figures 2 and 3, and Appendices A-F missing);

                  (12) Phase I Environmental Site Assessment (Aaron Environmental, July 24, 2000) 2 page Cover Letter to Gros-ite Ron Papolizio, Table of Contents (2 pages), Preface (1 page), report text (pages 1 through 22), with attachments:

                           (A)      Site Locus Map and Site Plan (May 4, 1999);

                           (B)      22 pages of miscellaneous Town and DEP
                                    documents;

                  (C) Con-Test Analytical Laboratory Report (July 21, 2000) LIMS-49761 (12 pages);

                  (D) EDR Radius Map with GeoCheck, July 3, 2000 (Executive Summary pages 1-6, Table of Contents (page 1), report (pages 2 to 44), pages EPA-1, GR-1 to GR-6, A-1 to A-6, A-8 to A-17 (page A-7 missing); and

                  (E)      EDR City Directory Abstract, July 7, 2000 (9 pages);

         (13) Correspondence Report to Gros-ite Industries Ron Popolizio Summary of Historical Groundwater Date and Recent Soil and Groundwater Investigation 3 page letter (Aaron Environmental, November 3, 2000), with attachments:

                  (A)      Table (Summary of Groundwater Analytical Results);

                  (B)      Table (Summary of Soil Analytical Results);

                  (C) Figure (Soil & Groundwater Sample Locations / Collected 10/11/00) Sheet 1 of 1;

                  (D)      Sample Collection Methods Summary (1 Sheet);

                  (E) Lab Reports and Chain of Custody (Con-Test Analytical Laboratory LIMS-51564, 56 pages);

                  (F) Con-Test Analytical Laboratory QC Summary Report (17 Pages); and

                  (G)      Environmental Assessment Limitations (3 pages);

         (14)     Miscellaneous Documents:

                  (A) EPA Potential Hazardous Waste Site Preliminary Assessment (Part 1) 1 page;

                  (B)      NPL Eligibility Checklist (3 pages);

                  (C)      CERCLIS Database Form (September 26, 1988) 3 pages;

                  (D) Aaron Environmental Specialists Environmental Assessment Report form (3 pages);

                  (E)      State of Connecticut Form 1064 (1 page) July 6, 1965;
                           and

                  (F) State of Connecticut Form P-5 and site sketch (2 pages) December 10, 1970.


(r) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

(s) "ERISA Affiliate" shall mean a trade or business, whether or not incorporated, which is deemed to be in common control or affiliated with Seller within the meaning of Section 4001 of ERISA or Sections 414(b), (c), (m), or (o) of the Code.

(t)      "Excluded Assets" shall mean:

         (1)      Cash and cash equivalents of the Business;

         (2)      Obsolete Inventory;

         (3)      Accounts receivable of the Business;

         (4) All contracts and agreements of the Business other than the Assumed Contracts;

         (5)      All assets and properties of Seller not used in the Business;

         (6) Real property leases except rights to parking as set forth in the Lease and the assignment of Seller's rights under its lease with Peter Stanley Realty as more particularly described in Section 2.11;

         (7)      Seller's corporate records and minute book;

         (8) All motor vehicles owned by the Seller, except for the 1997 Ford E-350 Van bearing V.I.N. 1FDKE30F7VHA80191;

         (9) Items of Seller's tangible personal property used in the Business NOT set forth on Schedule 2.4.

(u)      "Financial Statements" is defined in Section 5.1(f).

(v) "Finished Goods Inventory" shall mean Seller's good and saleable, in the ordinary course of business, (as such terms are defined by GAAP) items of finished goods inventory relating to the Business.

(w)      "Finished Goods Inventory Purchase Price" is defined in Section 3.1(a).

(x)      "Finished Goods Inventory Value" is defined in Section 3.2.

(y) "GAAP" shall mean, with respect to all accounting matters and issues, generally accepted accounting principles as in effect from time to time, applied consistent with the Financial Statements.

(z) "Governmental Authority" shall mean any federal, state, local or foreign government, or any political subdivision of any of the foregoing, or any court, agency or other entity, body, organization or group, exercising any executive, legislative, judicial, quasi-judicial, regulatory or administrative function of government.

(aa) "Governmental Requirement" shall mean any law, statue, ordinance, rule, regulation, ordinance, code, order, judgment, writ, injunction or decree of any Governmental Authority.

(bb) "Knowledge" shall mean (1) with respect to Seller or Gros-ite, actual knowledge, information or belief, after reasonable inquiry as appropriate to the context of the statement in which the term is used of Richard Dandurand, Ronald G. Popolizio and John J. DiFrancesco, and
         (2) with respect to Buyer and TOMZ Corporation, actual knowledge, information or belief, after reasonable inquiry, as appropriate to the context of the statement in which the term is used, of Zbigniew Matulaniec, with respect to the matters which are relevant to the representation, warranty, covenant or agreement being made or given.

(cc) "LTA" shall mean the Long Term Purchase Agreement by and between United Technologies Corporation acting through its Pratt and Whitney Division and Gros-ite Industries, Inc. having a commencement date of July 17, 2000.

(dd) "Lease" shall mean that certain lease agreement to be entered into by Buyer and Seller for Buyer's lease of the Premises.

(ee) "MRP" shall mean the computer requisition system of the Pratt and Whitney division of United Technologies Corporation.

(ff) "Multiemployer Plan" shall have the meaning set forth in Section 3(37) of ERISA.

(gg) "Obsolete Inventory" shall mean any of Seller's Finished Goods Inventory and Work In Process Inventory that are not good and saleable in the ordinary course (as such terms are defined by GAAP).

(hh) "Person" shall mean any Governmental Authority, individual, association, joint venture, partnership, corporation, limited liability company, trust or other entity.

(ii) "Premises" shall mean the real property, with improvements, located at 1790 New Britain Avenue, Farmington, Connecticut, consisting of approximately 45,5000 square feet of useable space as more particularly described in the Lease.

(jj) "Pratt and Whitney" shall mean the Pratt and Whitney Division of United Technologies Corporation.

(kk) "Purchase Orders" shall mean the written orders issued in connection with the Business by each of Seller's customers constituting the agreement by said customer to purchase certain goods or services from Seller.

(ll) "Purchased Assets" shall mean all right, title and interest of Seller in and to the following assets and properties of Seller used in the
         Business:

         (1)      the Tangible Personal Property;

         (2)      the Work In Process Inventory;

         (3)      the Finished Goods Inventory;

         (4)      all Purchase Orders relating to the Business;

         (5) all drawings, designs, technology and intellectual property exclusively used in the Business;

         (6)      all customer lists relating to the Business;

         (7) the computer software embedded in the Purchased Assets or set forth on Schedule 1.1(ll)(7), to the extent assignable;

         (8) all customer records of the Business except the Retained Customer Records;

         (9) all rights and obligations (except as otherwise specifically set forth in this Agreement) under the Assumed Contracts;

         (10) all trade secrets and confidential business information, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals related exclusively to the Business;

         (11) all originals or true copies of all operating data and records of the Business on whatever media except Retained Customer Records;

         (12) all of Seller's right, title and interest in and to the name "Gros-ite Engineered Components Division;"

         (13) all licenses relating to the Purchased Assets and the Business to the extent they are transferable; and

         (14)     the 1997 Ford E-350 Van bearing V.I.N. 1FDKE30F7VHA80191.

(mm) "Purchase Price" shall mean the purchase price for the Purchased Assets as set forth in Section 3.1.

(nn) "Representative" shall mean any officer, director, principal, attorney or accountant or any employee designated by written notice to the other party prior to the execution of this Agreement, of any Person.

(oo)     "Reportable Event" shall have the meaning set forth in ERISA Section
         4043.

         (pp) "Retained Customer Records" shall mean all customer records of the Business retained by Seller pursuant to the requirements of Pratt and Whitney or the Federal Aviation Administration.

         (qq)     INTENTIONALLY OMITTED.

         (rr)     "Tangible Personal Property" is defined in Section 2.4.

         (ss)     "Tangible Personal Property Purchase Price" is defined in
                  Section 3.1(c).

         (tt) "Tax" shall mean any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code ss.59A), customs, duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

         (uu) "Tax Liability" shall mean any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) for Taxes.

         (vv) "Tax Return" shall mean any return, declaration, report, claim for refund, or information return or statement relating to taxes, including any schedule or attachment thereto, and including any amendment thereof.

         (ww)     "WIP Purchase Price" is defined in Section 3.1(b).

         (xx) "Work In Process Inventory" shall mean all items of Seller's good and saleable in the ordinary course of business, (as such terms are defined by GAAP) work in process relating to the Business, including raw material inventory, detail inventory and parts in production.

         (yy) "Work In Process Inventory Value" is defined in Section 3.2.

         Section 1.2 Usage of Terms. Except where the context otherwise requires, words importing the singular number shall include the plural number and vice versa.

         Section 1.3 References to Articles, Sections, Exhibits and Schedules. All references in this Agreement to Articles, Sections (and other subdivisions), Exhibits and Schedules refer to the corresponding Articles, Sections (and other subdivisions), Exhibits and Schedules of or attached to this Agreement, unless the context expressly, or by necessary implication, otherwise requires.

                                   ARTICLE II

           PURCHASE AND SALE OF ASSETS OF SELLER AND LEASE OF PREMISES

         Section 2.1 Transfer of Purchased Assets; Assumption of Assumed Liabilities. Subject to the terms and conditions contained in this Agreement, on the Closing Date:

         (a) Seller shall sell, convey, transfer, assign, and deliver to Buyer, and Buyer shall acquire from Seller, the Purchased Assets, free and clear of any Encumbrances other than Seller's second priority interest in the Work In Process Inventory pursuant to Section 3.8; and

         (b)      Buyer shall assume the Assumed Liabilities.

         Section 2.2 Purchase of Finished Goods Inventory. At the Closing, Seller shall sell and Buyer shall acquire Seller's Finished Goods Inventory.

         Section 2.3 Purchase of Work In Process Inventory. At the Closing, Seller shall sell and Buyer shall acquire Seller's Work In Process Inventory.

         Section 2.4 Purchase of Tangible Personal Property. At the Closing, Seller shall sell and Buyer shall acquire those assets set forth on Schedule 2.4 (collectively, "Tangible Personal Property"). It is understood and agreed by the parties hereto that the following will be transferred to Buyer, at no additional cost to Buyer, eleven (11) Vantage Seats, all Unigraphics Seats utilized in the Business as more fully described on said Schedule 2.4, two (2) Surfcam Seats and five (5) Cadkey Seats presently being utilized by the Business in its production process, the transfer of which shall be subject to the approval of Vantage, Unigraphics, Surfcam and Cadkey, respectively, as required. Buyer shall assume the maintenance contracts relating to the foregoing.

         Section 2.5 Purchase of Name. At the Closing, Seller shall transfer to Buyer all of Seller's right, title and interest in and to the name "Gros-ite Engineered Components Division."

         Section 2.6 Assumed Contracts. At the Closing, Seller shall assign and transfer to Buyer and Buyer shall assume Seller's obligations, EXCEPT SELLER'S WARRANTY OBLIGATIONS WITH RESPECT TO GOODS PRODUCED BY SELLER, arising from the Closing Date forward pursuant to the following:

         (a)      the LTA;

         (b)      current orders originated through the MRP;

         (c) Agreement with Vantage, provided the Vantage Seats are transferred pursuant to Section 2.4, to the extent assignable;

         (d) Agreement with Unigraphics, provided the Unigraphics Seats are transferred pursuant to Section 2.4, to the extent assignable;

                  (e) Agreement with Surfcam, provided the Surfcam Seats are transferred pursuant to Section 2.4, to the extent assignable;

                  (f) Agreement with Cadkey, provided the Cadkey Seats are transferred pursuant to Section 2.4, to the extent assignable;

                  (g)      the Purchase Orders.

         Prior to the Closing Date, the Seller shall provide Buyer with copies of all vendor contracts and third party contracts materially relating to the Business. The Seller shall transfer all of its right, title to and interest in such agreements to Buyer and such assumed agreements will be deemed "Assumed Contracts."

         Section 2.7 Non-Assumption of Liabilities.

                  (a) The Buyer shall not assume or be bound by any duties, responsibilities, obligations or liabilities of the Seller of any kind, known or unknown, contingent or otherwise, other than those obligations and liabilities expressly assumed by it pursuant to this Agreement. Without limiting the foregoing, Buyer does not assume, undertake or accept any duties, responsibilities, obligations or liabilities of the Seller (that exist now or at the Closing Date or that may arise in the future with respect to any matter occurring at or prior to the Closing Date):

                           (1)      with respect to employees or former
                                    employees of the Seller or any of their
                                    beneficiaries, heirs or assignees,
                                    including:

                                    (A)      any pension, accrued vacation or
                                             other liabilities;

                                    (B)      any matter arising by virtue of any
                                             collective bargaining relationship
                                             or agreement or pursuant to the
                                             National Labor Relations Act or any
                                             other labor relations law; and

                                    (C)      any matter arising with respect to
                                             workers' compensation, severance,
                                             payroll and/or unemployment tax,
                                             pension, profit-sharing, health
                                             insurance, COBRA, accrued but
                                             unused vacation or other employee
                                             benefit liabilities in respect of
                                             any employees of Seller in the
                                             Business employed by Buyer prior to
                                             the Closing.

                           (2) with respect to the Pension Benefit Guaranty Corporation or any similar organization, whether arising out of the employment by the Seller of any employees or former employees, the transactions contemplated by this Agreement or otherwise;

                           (3)      with respect to:

                                    (A)      Tax;

                                    (B)      Any claims for personal injuries,
                                             property damages or consequential
                                             damages relating to Seller's
                                             actions or inactions with respect
                                             to defective products sold,
                                             condition or operation of the
                                             Business or Premises or otherwise;

                           (4) with respect to any matter arising under any statute, rule or regulation, including but not limited to antitrust, civil rights, health, safety, labor, discrimination and environmental laws, rules and regulations, at or prior to the Closing Date; or

                           (5) arising out of or based upon any matters disclosed by Seller on the Exhibits or Schedules to this Agreement at or prior to the Closing Date.

                                    (b)      The Seller shall not assume or be
                                             bound by any duties,
                                             responsibilities, obligations or
                                             liabilities of the Buyer or TOMZ
                                             Corporation of any kind known or
                                             unknown, contingent or otherwise,
                                             other than those obligations and
                                             liabilities expressly assumed by
                                             it pursuant to this Agreement.
                                             Without limiting the foregoing,
                                             Seller does not assume, undertake
                                             or accept any duties,
                                             responsibilities, obligations or
                                             liabilities of the Buyer or TOMZ
                                             Corporation (that exist now or at
                                             the Closing Date or that may arise
                                             in the future with respect to any
                                             matter occurring at or after the
                                             Closing Date):

                           (1) with respect to employees or former employees of the Buyer or any of its beneficiaries, heirs or assignees, including:

                                    (A)      any pension, accrued vacation or
                                             other liabilities;

                                    (B)      any matter arising by virtue of
                                             any collective bargaining
                                             relationship or agreement or
                                             pursuant to the National Labor
                                             Relations Act or any other labor
                                             relations law; and

                                    (C)      any matter arising with respect to
                                             workers' compensation, severance,
                                             payroll and/or unemployment tax,
                                             pension, profit-sharing, health
                                             insurance, COBRA, accrued but
                                             unused vacation or other employee
                                             benefit liabilities in respect of
                                             any employees of Seller in the
                                             Business employed by Buyer at or
                                             after the Closing.

                           (2)      with respect to the Pension Benefit
                                    Guaranty Corporation or any similar
                                    organization, whether arising out of the employment by the Seller of any employees or former employees, the transactions contemplated by this Agreement or otherwise;

                           (3)      with respect to:

                           (A)      Tax;

                                    (B)      Any claims for personal injuries,
                                             property damages or consequential
                                             damages relating to Buyer's
                                             actions or inactions after the
                                             Closing Date with respect to
                                             defective products sold, condition
                                             or operation of the Business or
                                             Premises or otherwise;

                           (4) with respect to any matter arising under any statute, rule or regulation, including but not limited to antitrust, civil rights, health, safety, labor, discrimination and environmental laws, rules and regulations, after the Closing Date.

         Section 2.8 Consents. Except with respect to those agreements set forth in Section 2.6(c), (d), (e), and (f), to the extent that the assignment of any contract, commitment or other item to be assigned to Buyer as provided in this Agreement shall require the consent of the other parties, Seller shall use its best efforts to obtain all such consents and, at the request of Buyer to continue such efforts after the Closing Date. If any such consent is not obtained, Seller agrees to cooperate with Buyer in any reasonable arrangements (such as subcontracting, sublicensing or subleasing) designed to provide for Buyer all of the benefits of Seller under such contract, commitment, or sales order, as the case may be, including enforcement for the benefit of Buyer and any and all rights of Seller arising out of the breach or cancellation of such contract, commitment or other item.

         Section 2.9 Delivery of Purchased Assets. Simultaneously with the Closing, Seller shall deliver to Purchaser physical possession of all the Purchased Assets.

         Section 2.10 Limitation on Assumption of Warranty Obligations by Buyer and Seller.

                                    (a)      With respect to the Finished Goods
                                             Inventory: Notwithstanding
                                             anything in the Consent to
                                             Assignment to the
                                             contrary, Buyer shall not assume
                                             any of Seller's warranty
                                             obligations.

                                    (b)      With respect to Work In Process
                                             Inventory: Notwithstanding anything
                                             in the Consent to Assignment to the
                                             contrary, Buyer shall not assume
                                             Seller's warranty obligations
                                             arising under the Purchase Orders,
                                             the LTA or otherwise where the
                                             warranty obligation arises due to
                                             the fault of the Seller. Buyer,
                                             however, will perform warranty work
                                             required due to Seller's defects at
                                             Seller's written request and in
                                             exchange for payment by Seller to
                                             Buyer of an amount equal to Buyer's
                                             cost of any such work performed by
                                             Buyer on Seller's behalf plus
                                             fifteen percent (15%). With respect
                                             to any warranty obligations arising
                                             under Purchase Orders or the LTA in
                                             connection with defects in Work In
                                             Process Inventory caused by the
                                             fault of Buyer, Buyer shall bear
                                             full responsibility for any work
                                             necessary to correct the defect.
                                             Notwithstanding anything in the
                                             Consent to Assignment to the
                                             contrary, in the event that Buyer
                                             and Seller are unable to agree as
                                             to the apportionment of fault with
                                             respect to defects in Work In
                                             Process Inventory, any such dispute
                                             shall be submitted to arbitration
                                             in accordance with the provisions
                                             of Section 9.17,
                           with the nonprevailing party being responsible for payment of all costs and expenses, including reasonable attorney's fees, incurred in connection therewith by the prevailing party and a penalty equal to twenty-five percent (25%) of the amount awarded.

         Section 2.11 Lease of Premises. At the Closing, Seller and Buyer shall enter into a lease in the form attached as Exhibit A covering the Premises. Seller and Buyer shall also enter an assignment of lease agreement in the form attached as Exhibit B covering three thousand (3,000) square feet of space in the premises located at 1838 New Britain Avenue, Farmington, Connecticut.

         Section 2.12 Seller's Storage at the Premises. Buyer shall permit Seller to store at the Premises for a period not to exceed ninety (90) days from the Closing Date, equipment of Seller located at the Premises immediately prior to the Closing which does not constitute Purchased Assets. Buyer shall permit Seller's MIS and Design employees to remain at the Premises for a period of ninety (90) days immediately following the Closing Date. All risk of loss with respect to the Seller's storage of its equipment at the Premises and location of its employees at the Premises as permitted in this Section 2.12 rests solely with Seller. Seller shall maintain adequate insurance coverage with respect to such equipment and employees and shall provide Buyer with evidence of such coverage at the Closing. In the event that Seller does not remove its equipment and assets prior to the expiration of said ninety (90)-day period, Seller shall pay Buyer for use and occupancy Forty-Five Dollars ($45) per day for each day Seller's employees and/or equipment remain on the Premises. Seller shall be responsible for all obligations relating to such equipment. Risk of loss with respect to such equipment shall remain entirely with Seller.

         Section 2.13 Noncompetition Agreement. At the Closing, EDAC, Gros-ite and Buyer shall enter into a noncompetition agreement in the form attached as Exhibit C.

         Section 2.14 INTENTIONALLY OMITTED.

         Section 2.15 Delivery of Irrevocable Proxies. Upon filing of a proxy solicitation in connection with the transactions contemplated by this Agreement with the Securities and Exchange Commission, Seller shall deliver to Buyer, subject to applicable Federal and Wisconsin securities law, copies of the irrevocable proxies of all members of EDAC's Board of Directors affirmatively voting to approve the transactions contemplated by this Agreement.

                                   ARTICLE III

                           PURCHASE PRICE AND PAYMENT

         Section 3.1 Purchase Price. As consideration for the sale, transfer, assignment, conveyance and delivery of the Purchased Assets, Buyer shall assume the Assumed Liabilities and shall pay to Seller the following (collectively "Purchase Price"):

                  (a) Subject to the provisions of Section 3.2, for the Finished Goods Inventory, One Million Eight Hundred Forty-Eight Thousand Eight Hundred Seven Dollars ($1,848,807) ("Finished Goods Inventory Purchase Price");

                  (b) Subject to the provisions of Section 3.2, for the Work In Process Inventory, Three Million Five Hundred Ten Thousand Nine Hundred Eight-Two Dollars ($3,510,982) ("WIP Purchase Price").

                  (c) for the Tangible Personal Property and the 1997 Ford E-350 Van bearing V.I.N. 1FDKE30F7VHA80191, One Million Nine Thousand Five Hundred Dollars ($1,009,500) ("Tangible Personal Property Purchase Price");

                  (d) for all right, title and interest in and to the name "Gros-ite Engineered Components Division", One Hundred Dollars ($100).

         Section 3.2 Post-Closing Adjustment. The parties have determined the value of the Finished Goods Inventory and the Work In Process Inventory as of December 30, 2000 to be as set forth in Section 3.1(a) with respect to Finished Goods Inventory and Section 3.1(b) with respect to Work In Process Inventory (the "Initial Value"). As soon as reasonably practicable after the Closing, but in no event later than thirty (30) calendar days after the Closing, Seller shall
(a) conduct a physical inventory and determine a tentative value of the Finished Goods Inventory as of the Closing Date ("Finished Goods Inventory Value") and
(b) determine the value of Work In Process Inventory as of the Closing Date ("Work In Process Inventory Value"). Seller shall present such Finished Goods Inventory Value and Work In Process Inventory Value to Buyer in writing (collectively "Tentative Value"). Buyer and its Representatives may observe the physical inventory and review all computations used in preparations of the Tentative Value. If Buyer does not give written notice of dispute thereof to Seller within ten (10) days after receipt of the Tentative Value and all supporting computations, the Tentative Value shall become the "Final Value." If Buyer notifies Seller of a dispute within the ten (10) day period, Seller and Buyer shall negotiate in good faith to agree upon the Final Value. If Seller and Buyer cannot resolve the dispute within thirty (30) days thereafter, the parties shall submit the matter to Ernst & Young, LLP to be resolved pursuant to Section
9.17 hereof, except that Ernst & Young, LLP shall administer the arbitration and act as the sole arbitrator, which resolution of the Final Value shall be conclusive and binding on the parties. Determination of the Final Value shall be made in accordance with the valuation procedures contained in this Section.

         If the Final Value is less than the Initial Value, the Purchase Price shall be reduced by the difference between the Initial Value and the Final Value. If such adjustment is required with respect to Finished Goods Inventory, Seller shall pay to Buyer, by check or wire transfer, the entire adjustment amount within five (5) days of the determination of the Final Value for Finished Goods Inventory or, if applicable, within five (5) days of receipt of a determination in resolution of any dispute over the Final Value of Finished Goods Inventory as provided in this Section. If such adjustment is required with respect to Work In Process Inventory, Seller shall pay to Buyer, by check or wire transfer, one-half of the adjustment amount within five (5) days of the determination of the Final Value of Work In Process Inventory or, if applicable, within five (5) days of receipt of a determination in resolution of any dispute over the Final Value of Work In Process Inventory as provided in this Section, and the balance to be paid to Seller by Buyer pursuant to Section 3.4(b)(2) below shall be reduced by the other one-half of the adjustment amount. In the event that the determination in resolution of any dispute over the Final Value of Work In Process Inventory occurs after the payment date set forth in Section

3.4(b)(2), the Seller shall pay to Buyer, by check or wire transfer, the other one-half of the adjustment amount within five (5) days of receipt of the determination. Notwithstanding the foregoing, if the parties are in agreement as to a part of the Final Value of Finished Goods Inventory and/or Work In Process Inventory, only the disputed portion of the Final Value shall be submitted to dispute resolution and payment for the part of the Final Value to which the parties have agreed shall be made as otherwise provided herein without regard to receipt of a determination in resolution for the disputed portion.

         If the Final Value is greater than the Initial Value, Buyer shall pay Seller the difference between the Final Value and the Initial Value. If such adjustment is required with respect to Finished Goods Inventory, Buyer shall pay to Seller, by check or wire transfer, the entire adjustment amount within five
(5) days of the determination of the Final Value for Finished Goods Inventory, or if applicable, within five (5) days of receipt of a determination in resolution of any dispute of the Final Value of Finished Goods Inventory as provided in this Section. If such adjustment is required with respect to Work In Process Inventory, Buyer shall pay to Seller, by check or wire transfer, one-half of the adjustment amount within five (5) days of the determination of the Final Value of Work In Process Inventory or, if applicable, within five (5) days of receipt of a determination in resolution of any dispute over the Final Value of Work In Process Inventory as provided in this Section, and the balance to be paid by Buyer to Seller pursuant to Section 3.4(b)(2) below shall be increased by the other one-half of the adjustment amount. In the event that the determination in resolution of any dispute over the Final value of Work In Process Inventory occurs after the payment date set forth in Section 3.4(b)(2), the Buyer shall pay to Seller, by check or wire transfer, the other one half of the adjustment amount within five (5) days of receipt of the determination. Notwithstanding the foregoing, if the parties are in agreement as to a part of the Final Value of Finished Goods Inventory and/or Work In Process Inventory, only the disputed portion of the Final Value shall be submitted to dispute resolution and payment for the part of the Final Value to which the parties have agreed shall be made as otherwise provided herein without regard to receipt of a determination in resolution for the disputed portion.

         Notwithstanding anything herein to the contrary, the value of an item of inventory, whether Finished Goods Inventory or Work In Process Inventory, shall be determined based upon the Book Value, as hereinafter defined, for each such inventory item. "Book Value" shall mean the lesser of eighty-five percent (85%) of the current selling price for such item as determined by reference to the Purchase Order or other instrument pursuant to which such item is sold and delivered to the customer, or Seller's actual cost, as determined by the cost accounting method consistently applied set forth on Schedule 3.2 hereto.

         Section 3.3 Allocation of Purchase Price. The Purchase Price shall be allocated as set forth on Schedule 3.3 Unless otherwise agreed in writing by Buyer and Seller, Buyer and Seller shall: (i) reflect the Purchased Assets in each of Buyer and Seller's books and for federal, state, local and foreign tax reporting purposes in accordance with such allocation; (ii) file all forms required under Section 1060 of the Code and all other tax returns and reports in accordance with and based upon such allocation; and (iii) unless required to do so in accordance with a "determination" as defined in Section 1313(a)(1) of the Code, take no position in any tax return, tax proceeding, tax audit or otherwise which is inconsistent with such allocation.

         Section 3.4 Payment of Purchase Price. Buyer shall pay to Seller the consideration set forth in Section 3.1 as follows:

                  (a) the Finished Goods Inventory Purchase Price shall be paid in immediately available funds at the Closing;

                  (b) payment of the WIP Purchase Price shall be as follows:

                           (1) Fifty percent (50%) shall be paid in immediately available funds in advance at the Closing ("Closing Payment"); and

                           (2)      the balance shall be paid on the fifteenth
                                    (15th) day of tenth (10th) month following the Closing Date;

                  (c) the Tangible Personal Property Purchase Price shall be paid at the Closing; and

                  (d) the $100.00 due pursuant to Section 2.5 shall be paid at the Closing.

         Section 3.5 Closing Adjustments. There shall be prorated and adjusted between Seller and Buyer as of the close of business on the Closing Date personal property taxes, personal property lease payments, and software maintenance agreement payments.

         Section 3.6 Taxes. Seller shall be responsible for the payment of any transfer, excise, business and occupation, gross receipts or other similar taxes (other than sales and use taxes) imposed by reason of the transfer of the Purchased Assets pursuant to this Agreement and any deficiency, interest or penalty with respect to such taxes. Buyer shall be responsible for the payment of any sales and use tax imposed by reason of the transfer of the Purchased Assets pursuant to this Agreement and any deficiency, interest or penalty with respect to such taxes.

         Section 3.7 Guaranty by TOMZ Corporation. TOMZ Corporation shall guaranty payment of the Purchase Price and all obligations of Buyer under this Agreement by executing a Guaranty Agreement in the form attached hereto as Exhibit E, which Guaranty Agreement shall provide that Seller shall only proceed against TOMZ Corporation after it has first made written demand of Buyer and payment is not made within sixty (60) days of delivery of such written demand to Buyer.

         Section 3.8 Collateral. To further secure Buyer's obligations set forth under Section 3.4(b)(2), Buyer shall grant Seller a second priority security interest in the Work In Process Inventory, subordinate to the security interest granted by Buyer to its lender pursuant to in the financing obtained by Buyer in connection with its acquisition of the Purchased Assets. In connection therewith, Seller shall deliver to Buyer at Closing, UCC-3 Termination Statements executed by Seller. Seller hereby irrevocably appoints Buyer its attorney-in-fact, coupled with an interest, to sign UCC-3 Termination Statements on behalf of Seller in connection with the release of the security interests hereby granted.

         Section 3.9 Pledge of Securities. To secure all obligations of Buyer under this Agreement, Buyer has caused Zbigniew Matulaniec to pledge to EDAC marketable securities having a value, as of the date of this Agreement, of at least Four Hundred Thousand Dollars ($400,000) pursuant to a Pledge Agreement in the form of Exhibit F. Except as required to satisfy the Seller's liquidated damages claim under Section 9.3(c) hereof, the Seller shall only proceed against the pledge of marketable securities after it has made written demand of both Buyer and TOMZ Corporation pursuant to its guaranty in Section 3.7 hereof and payment is not made within sixty (60) days of delivery of such written demands to Buyer and TOMZ Corporation.

         Section 3.10 Offset. Notwithstanding any provisions in this Agreement to the contrary, Buyer shall have the right to offset against any amounts due Seller whether under this Agreement, the Lease or any other agreement or document entered into with Seller any amounts due Buyer from Seller under this Agreement including, but not by way of limitation, Seller's obligations arising under Section 8.1. If Buyer withholds payments under this Section and the same are determined in arbitration to have been wrongfully withheld, then interest calculated per annum at the rate of prime as reported by The Wall Street Journal effective as of the date of offset plus three percent (3%) will be added to such balance due until paid in full and in addition thereto Buyer shall pay Seller a penalty of twenty-five percent (25%) of the amount withheld.

                                   ARTICLE IV

                                     CLOSING

         Section 4.1 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall be held on or before the fifth (5th) day following the meeting of the shareholders of EDAC scheduled for May 15, 2001 ("Closing Date"). EDAC will not, unless required by law, reschedule this shareholders meeting to a date later than May 30, 2001, or such other date as mutually agreed upon by Buyer and Seller. The Closing shall occur at the offices of Eisenberg, Anderson, Michalik & Lynch, 136 West Main Street, New Britain, Connecticut 06052, or any other place as Buyer and Seller mutually agree. The Closing shall be effective as of the close of business on the Closing Date.

         Section 4.2 Conveyance at Closing.

                  (a)      Seller's Delivery.

                           (1) Instruments and Possession. Upon the terms and conditions contained in this Agreement, on the Closing Date; Seller shall deliver to
                                    Buyer:

                                    (A)      a Bill of Sale conveying clear
                                             title to the Purchased Assets, in
                                             the Form of Exhibit G;

                                    (B)      an Assignment Agreement assigning
                                             all rights to the Assumed
                                             Contracts, in the form of Exhibit
                                             H;

                                    (C)      a consent to the assignment of
                                             the LTA ("Consent to Assignment")
                                             in the form of Exhibit I;

                                    (D)      the executed Lease;

                                    (E)      the Non-Disturbance Agreements in
                                             the form attached as Exhibit J;

                                    (F)      statement from the State of
                                             Connecticut regarding corporation
                                             income, unemployment and
                                             withholding taxes in response to
                                             Seller's request for a tax
                                             clearance;

                                    (G)      a certificate of Status for each of
                                             EDAC and Gros-ite updated to within
                                             two (2) weeks of the Closing Date;

                                    (H)      a certificate in the form of
                                             Exhibit K, executed by EDAC and
                                             Gros-ite, dated the Closing Date,
                                             to the effect that: (i) the
                                             representations and warranties of
                                             EDAC and Gros-ite contained herein
                                             were true when made, and, as in
                                             effect on the Closing Date, are
                                             true on the Closing Date with the
                                             same effect as though made on and
                                             as of the Closing Date; and (ii)
                                             each of EDAC and Gros-ite has
                                             performed and complied with all of
                                             the agreements and covenants to be
                                             performed or complied with by it
                                             under this Agreement prior to and
                                             as of the Closing Date;

                                    (I)      the legal opinion of Seller's
                                             counsel addressed to Buyer, dated
                                             the Closing Date, in the form of
                                             Exhibit L;

                                    (J)      the noncompetition agreement in the
                                             form of Exhibit C;

                                    (K)      the UCC-3 Termination Statements
                                             described in Section 3.8;

                                    (L)      certificate of title to the 1997
                                             Ford E-350 Van bearing V.I.N.
                                             1FDKE30F7VHA80191;

                                    (M)      all consents required in connection
                                             with the Assumed Contracts, except
                                             any consents required with respect
                                             to the agreements set forth in
                                             Section 2.6(c), (d), (e), and (f);
                                             and

                                    (N)      an assignment of Seller's rights
                                             and obligations under its lease
                                             with Peter Stanley Realty regarding
                                             1838 New Britain Avenue,
                                             Farmington, Connecticut in the form
                                             of Exhibit B.

                  (b)      Buyer's Delivery.

                           (1) Instruments. Upon the terms and conditions contained in this Agreement, on the Closing Date, Buyer and/or TOMZ Corporation shall deliver or shall cause to be delivered to
                                    Seller:

                           (A) an Assignment Agreement assuming all rights to the Assumed Contracts in the form of Exhibit H;

                           (B) a consent to the assignment of the LTA in the form of Exhibit I;

                           (C)      the executed Lease;

                           (D) the Non-Disturbance Agreements in the form of Exhibit J;

                           (E) a certificate of Legal Existence for each of Buyer and TOMZ Corporation updated to within two (2) weeks of the Closing Date;


                           (F) a certificate in the form of Exhibit K, executed by Buyer and TOMZ Corporation, dated the Closing Date, to the effect that:
                                    (i) the representation and warranties of Buyer and TOMZ Corporation and Buyer contained herein were true when made, and, as in effect on the Closing Date, are true on the Closing Date with the same effect as though made on and as of the Closing Date; and (ii) each of TOMZ Corporation and Buyer have performed and complied with all of the agreements and covenants to be performed or complied with by it under this Agreement prior to and as of the Closing Date;

                           (G) the legal opinion of Buyer's counsel addressed to Seller, dated the Closing Date, in the form of Exhibit M;

                           (H) the Noncompetition Agreement in the form of Exhibit C;

                           (I) the Guaranty of TOMZ Corporation in the form of Exhibit E;

                           (J)      the UCC financing statements described in
                                    Section 3.8; and

                           (K)      the Pledge Agreement in the form of Exhibit
                                    F.

                                    ARTICLE V

               REPRESENTATIONS AND WARRANTIES OF EDAC AND GROS-ITE

Section 5.1 EDAC's and Gros-ite's Representations. Each of EDAC and Gros-ite, hereby, jointly and severally, represents and warrants to Buyer and TOMZ Corporation as follows:

                  (a) Organization, Good Standing and Authority Seller to Conduct Business. EDAC is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Wisconsin. Gros-ite is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Connecticut. Schedule 5.1(a) sets forth each trade name or assumed name used by Gros-ite and EDAC in the conduct of the Business. Each of EDAC and Gros-ite has full power and authority to conduct its business as it is presently being conducted and to own and lease its properties and assets. Except as set forth on Schedule 5.1(a) Seller conducts the Business directly and not through any other Person.

                  (b) Power and Authority; Authorization; Binding Effect. Each of EDAC and Gros-ite has all necessary power and authority and has taken all action necessary to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement, and to perform its obligations under this Agreement. Copies of all resolutions of the board of directors and shareholders of each of EDAC and Gros-ite with respect to the transactions contemplated by this Agreement, certified by the Secretary or an Assistant Secretary of EDAC and Gros-ite, respectively, in the form attached as Schedule 5.1(b) will be delivered to Buyer at Closing. This Agreement has been duly executed and delivered by EDAC and Gros-ite and constitutes a legal, valid and binding obligation of each of EDAC and Gros-ite enforceable against EDAC and Gros-ite in accordance with its terms, except as such enforcement may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and (2) the discretion of the appropriate court with respect to specific performance, injunctive relief or other forms of equitable remedies.

                  (c) No Conflict or Violation. The execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms of this Agreement do not and will not result in or constitute (1) a material violation of or conflict with any provision of the certificate of incorporation or by-laws of EDAC or Gros-ite, (2) except as set forth on Schedule 5.1(c), a material breach of, a loss of rights under, or constitute an event, occurrence, condition or act which is or, with the giving or notice, the lapse of time or the happening of any future event or condition, would become, a material default under, or result in the acceleration of any obligation under, any term or provision of, any material contract, agreement, indebtedness, encumbrance, commitment, license, franchise, permit, authorization or concession to which EDAC or Gros-ite is a party, (3) a material violation by EDAC or Gros-ite of any statute rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award applicable to EDAC or Gros-ite; (4) a material violation of any state or federal securities laws or regulations; or (5) an imposition of any Encumbrance on the Purchased Assets other than as contemplated pursuant to Section 3.8 and as provided by Buyer to its lender.

                  (d) Consents and Approvals. Except for any filings or approvals set forth on Schedule 5.1(d) no consent, approval or authorization of, or declaration, filing or registration with, any Person is required to be made or obtained by EDAC or Gros-ite in connection with: the execution, delivery and performance of this Agreement; the consummation of the transactions contemplated by this Agreement; or Buyer's future conduct of the Business.

                  (e) No Proceedings. Except as set forth on Schedule 5.1(e), there is no action, order, writ, injunction, intellectual property infringement, judgment or decree outstanding, or claim, suit, litigation, proceeding, arbitrary action or investigation pending or, to Seller's Knowledge, threatened against, relating to or affect in any adverse manner, Gros-ite, the Business, the Purchased Assets or the transactions contemplated by this Agreement and Seller is not in default under any judgment, order, decree or stipulation affecting the Business.

                  (f) Financial Statements. Seller has delivered to Buyer audited consolidated statements of operations, balance sheets, statements of cash flows, and statements of changes in shareholders' equity as of and for the fiscal year ended December 30, 2000 for Seller ("Financial Statements"). The Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of the Seller as of such dates and the results of operations of the Seller for such periods, are correct and complete, and are consistent with the books and records of the Seller (which books and records are correct and complete).

                  (g) Tax Matters. Except as set forth on Schedule 5.1(g) with respect to the Business:

                           (1) Each of EDAC and Gros-ite has filed all Tax Returns that it was required to file. All such Tax Returns were correct and complete in all material respects. All taxes owed by EDAC and Gros-ite (whether or not shown on any Tax Return) have been paid. Neither EDAC nor Gros-ite is currently the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where the EDAC or Gros-ite file Tax Returns that either is or may be subject to taxation by that jurisdiction. There are no security interests on any of the assets of EDAC or Gros-ite that arose in connection with any failure (or alleged failure) to pay any Tax.

                           (2) Each of EDAC and Gros-ite has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

                           (3) To Seller's Knowledge, neither EDAC nor Gros-ite expects any authority to assess any additional taxes with respect to the EDAC or Gros-ite for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax Liability of EDAC or Gros-ite either (A) claimed or raised by any authority in writing or (B) as to which either of EDAC or Gros-ite has knowledge. Schedule 5.1(g), lists of all federal, state, local and foreign income Tax Returns filed with respect to EDAC and Gros-ite for taxable periods that have been audited, and indicates those Tax Returns that currently are the subject of audit. Neither EDAC nor Gros-ite has delivered to the Buyer copies of any federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by EDAC and Gros-ite, respectively, therefore the Buyer places absolute reliance upon the representations made with respect to Taxes, Tax Liabilities, and Tax Returns on said Schedule 5.1(g) and otherwise herein.

                           (4) Neither EDAC nor Gros-ite has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

                           (5) Each of EDAC and Gros-ite has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Codess.6662. Neither EDAC nor Gros-ite is a party to any Tax allocation or sharing agreement. Neither EDAC nor Gros-ite has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Seller) or (B) has any Tax Liability of any Person (other than any of the Seller and its subsidiaries) under Treasury
                                    Regulations ss.1.1502-6 (or any similar
                                    provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

                           (6) The unpaid taxes of EDAC and Gros-ite, respectively, (A) did not, as of December 30, 2000, exceed the reserve for Tax Liability (rather than any reserve for deferred taxes established to reflect timing differences between book and Tax income) set forth on the face of the Financial Statements (rather than in any notes thereto) (B) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of EDAC and Gros-ite, respectively, in filing its Tax Returns.

                  (h) Title to Purchased Assets and Premises. Except as disclosed on Schedule 5.1(h), each of EDAC and Gros-ite, respectively, has such title to all of the Purchased Assets and the Premises as is necessary to permit the use and enjoyment of the Purchased Assets and Premises substantially in the manner that the Purchased Assets and the Premises are now utilized by EDAC and Gros-ite, and the Purchased Assets and Premises are free and clear of any Encumbrances, except as set forth on Schedule 2.1(a). Each of Gros-ite and EDAC has full right, power and authority to sell, convey and assign the Purchased Assets and to enter into the Lease.

                  (i) Real Property. Schedule 5.1(i) sets forth a complete list of all real property and interests in real property leased or subleased by EDAC and Gros-ite and used in the Business.

                  (j) Tangible Personal Property. Schedule 2.4 sets forth a complete list of each item of tangible personal property constituting Purchased Assets owned by EDAC or Gros-ite having a value in excess of $3,000, and is a complete list of each item of tangible personal property constituting Purchased Assets leased by EDAC or Gros-ite (other than individual leases of office equipment having an annual rent of less than $3,000) (inclusive of the tangible personal property not required to be set forth in Schedule 2.4 because of the foregoing dollar thresholds.) Except for the Sutton Barrel Machine as set forth on Schedule 5.1(j), all of the Tangible Personal Property is located at 1790 New Britain Avenue, Farmington, Connecticut. Each item of Tangible Personal Property is adequate for its intended use, free from defects (patent and latent), has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear), and is suitable for the purposes for which it is presently used.

                  (k) Options. Other than set forth on Schedule 5.1(k), there are no outstanding options, calls, contracts, leases or commitments of any character for the sale or use of the Purchased Assets.

                  (l) Terminations. Other than as set forth on Schedule 5.1(l), no Work In Process Inventory has been terminated by EDAC's or Gros-ite's customers as of February 28, 2001.

                  (m)      INTENTIONALLY OMITTED.

                  (n)      INTENTIONALLY OMITTED.

                  (o) Patents and Trademarks. Schedule 5.1(o), sets forth a true and complete list of all domestic and foreign patents, copyrights, trademarks, trade names and all registrations or applications with respect to the Purchased Assets and the Business, and licenses or rights under the same relating to the Purchased Assets and the Business, owned or held by EDAC or Gros-ite and there is not outstanding with respect thereto any license or other permission granted by EDAC or Gros-ite to any other person, firm or corporation. The listing of patents and patent applications on the attached Schedule 5.1(o) sets forth for each entry the patent number, patent date, patent inventor, and patent title. There are no outstanding claims which have been asserted in writing against EDAC or Gros-ite alleging infringement of any patent, copyright, trademark, trade name or license of any other person, firm or corporation, nor has EDAC or Gros-ite been advised by its legal counsel that there is outstanding any adversely held patent, copyright, trademark, trade name or license on which such claim could reasonably be based. There are no outstanding patent applications by EDAC or Gros-ite. Except as set forth on Schedule 5.1(a), neither EDAC nor Gros-ite has used any tradenames during the past five (5) years.

                  (p) Regulatory Filings. All material reports and filings required to be filed with, and fees to be paid to, any Governmental Authority or federal regulatory agency and state or federal public utility or service commission by the EDAC and Gros-ite with respect to the Purchased Assets have been timely filed, and from the date hereof will be timely filed. All such reports, filings and fees are and will be accurate and complete in all material respects.

                  (q)      Product and Field Warranties. Except as set forth in
                           Schedule 5.1(q), neither EDAC nor Gros-ite has any product warranties or product guarantees (other than implied warranties and field warranties and warranties contained in the EDAC's or Gros-ite's standard forms of invoices and standard customer contracts, disclosed on Schedule 1.1) now in effect or outstanding with respect to the Business.

                  (r) Creditors. The Business has no creditors (secured or unsecured) having a material claim in connection with the Purchased Assets other than (1) accounts payable incurred in the ordinary course and (2) those creditors listed on Schedule 5.1(r) for the amounts owed as shown thereon.

                  (s) Nonconforming Use. The Business is not a nonconforming use at the Premises and is not in violation of any ordinance or statute.

                  (t)      Matters Relating to Employees.

                           (i) Offers of Employment to Seller's Employees. For the period commencing on the date of execution of this Agreement and continuing until the Closing Date, Buyer shall have the absolute and unfettered right to solicit and to hire and employ any Business Employees effective as of the Closing Date. Buyer shall offer employment to those Business Employees who Buyer, in its sole discretion, elects to solicit for hire. With respect to employees of Seller who are hired by Buyer as of the Closing, Buyer and Seller agree to cooperate fully in the transition of any such employees to employment with Buyer. Nothing contained in this Section shall be construed to give rise to any obligation of Buyer to any employee of Seller.

                           (ii) No Rights to Employment. After the Closing, nothing herein expressed or implied shall confer upon any former employee of Seller, or any union, collective bargaining agent or other person or entity any rights or remedies (including, but not limited to, any right to employment, or continued employment, for any specified period) or any right to any particular benefits in connection with any employment of any nature or kind whatsoever under or by reason of this Agreement.

                  (u)      INTENTIONALLY OMITTED.

                  (v) Vendors and Customers of EDAC and Gros-ite. Set forth on Schedule 5.1(v) is a list of all customers of, and vendors to, the Business which accounted for over 5% each of the total consolidated sales and purchases of the Business of Seller during the year ended December 30, 2000. Neither EDAC nor Gros-ite has received any written communication indicating that there is a substantial probability that any vendors or customers of the Business will terminate their business relationship with EDAC or Gros-ite.

                  (w) Contracts. Except as described in Schedule 5.1(w), neither EDAC nor Gros-ite is, as of the date of this Agreement with respect to the Business and the Seller's employees, a party to or bound by any:

                           (1) employee collective bargaining agreement or other contract with any labor union;

                           (2)      employment agreements with any employee;

                           (3) employment or consulting agreements with any director, officer, or consultant (excluding any such contracts or arrangements terminable on ninety (90) days notice or less without penalty or premium);

                           (4)      intellectual property agreements;

                           (5)      long term agreements with customers;

                           (6)      subcontractor agreements, except Purchase
                                    Orders;

                           (7) distribution, agency or manufacturer's representation agreements;

                           (8) intercompany agreements, partnership agreements, joint venture agreements or subcontractor agreements;

                           (9)      military or government contracts;

                           (10) (A) lease or similar agreement under which Seller or Gros-ite is lessee of, or holds or uses, any machinery, computer hardware or software, equipment, vehicle or other tangible personal property owned by a third party; (B) license agreements; (C) continuing contract for the future purchase of materials, services, supplies or equipment; (D) management, service, consulting or other similar type of contract; (E) computer maintenance agreement;

                           (11) distribution or sales agency agreement or arrangement;

                           (12) advertising agreement or arrangement (excluding any such contracts or arrangements terminable on ninety (90) days notice or less without penalty or premium);

                           (13)     warranty agreements;

                           (14) with respect to the Business, bonus, incentive or deferred compensation, profit sharing, stock option, retirement, pension, group insurance, death benefit or other fringe benefit plans, trust agreements, vacation pay, severance pay, and other personnel policies or arrangements of Seller pertaining to any of Seller's current or former employees or consultants under which Seller is currently making or may in the future make payments;

                           (15) contracts which purport to limit the freedom of EDAC or Gros-ite to engage in any line of business in any geographic area;

                           (16)     employee invention assignment agreement;

                           (17) other contracts material to the Business, operations, results of operations or prospects of EDAC or Gros-ite (other than contracts relating to tangible personal property not constituting Purchased Assets);

                           (18) nondisclosure agreements or restrictive covenants; or

                           (19)     supplier agreements.

                           True and correct copies if in writing, and, to Seller's Knowledge, if oral, accurate written summaries, of each of the foregoing have been delivered to Buyer. Schedule 5.1(w) sets forth a list of all of the above enumerated contracts, agreements, commitments, leases and instruments relating to the Business which involve commitments in their individual capacity in excess of $10,000, except purchase orders and invoices. Each agreement, contract, lease, license, commitment or instrument of EDAC and Gros-ite described on Schedule 5.1(w) (collectively, "Contracts") is in full force and effect, and enforceable in accordance with its terms except as disclosed on Schedule 5.1(w) and, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and (ii) the discretion of the appropriate court with respect to specific performance, injunctive relief or other forms of equitable remedies. Neither EDAC nor Gros-ite has received notice that any party to any Contract intends to terminate such Contract or to exercise or not exercise any option under such Contract. Neither EDAC nor Gros-ite is (with or without the lapse of time or the giving of notice, or both) in material breach or default under any of the Contracts and no other party to any of the Contracts is (with or without the lapse of time or the giving of notice, or both) in breach or default thereunder. The consummation of the transactions contemplated hereby will not create a material default in or result in the right of modification or termination of, any Contract.

                  (x)      Employee Benefit Plans. Except as disclosed in
                           Schedule 5.1(x),

                           (1) Neither Gros-ite, EDAC, nor any ERISA Affiliate of Seller, contributes to, has ever contributed to, or has ever been required to contribute to, any Multi-Employer Plan, and neither Seller, nor any ERISA Affiliate of Seller, has any liability (including withdrawal liability) under any Multi-Employer Plan.

                           (2) The Employee Welfare Benefit Plans that are group health plans (as defined in "COBRA") have complied in all material respects with requirements of COBRA to provide health care continuation coverage to qualified beneficiaries who have elected, or may elect to have, such coverage. Seller or its agents who administer any of the Employee Welfare Benefit Plans have complied in all material respects and will continue to comply in all material respects through the date of Closing, with the notification and written notice requirements of COBRA. There are no pending or, to Seller's Knowledge, threatened claims, suits, or other proceedings by any employee, former employee, participants or by the beneficiary, dependent or representative of any such person, involving the failure of any Employee Welfare Benefit Plan or of any other group health plan ever maintained by Seller to comply with the health care continuation coverage requirements of COBRA.

                           (y) Absence of Changes or Events. Except as set forth in Schedule 5.1(y), since December 30, 2000, EDAC and Gros-ite have conducted the Business only in the ordinary course consistent with past practice, and there has not been with respect to the Business: (1) any change which, individually or in the aggregate, has had a material adverse effect on the Business, nor, to Seller's Knowledge, are any such changes threatened, anticipated or contemplated, (2) any actual or, to Seller's Knowledge, threatened, anticipated or contemplated damage, destruction, loss, conversion, termination, cancellation, default or taking by eminent domain or other action by any governmental body or agency,
                                    (3) any pending or, to Seller's Knowledge, threatened, anticipated or contemplated dispute of a material nature with any customer, supplier, employee, landlord, subtenant or licensee of EDAC or Gros-ite or any pending or, to Seller's Knowledge, threatened, anticipated or contemplated occurrence or situation of any kind, nature or description which is reasonably likely to result in any reduction in the amount, or any change in the terms or conditions which has a material adverse effect, of business with any substantial customer or supplier of EDAC or Gros-ite which would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the Business, (4) any material increase in the compensation payable or to become payable to the Retained Employees, or agents or consultants of Seller engaged in the Business, other than any such increase in the ordinary course of business, (5) any material failure to comply with any Governmental Requirement, or (6) any sale or commitment to sell all or any portion of the Purchased Assets.

                           (z)      INTENTIONALLY OMITTED.

                           (aa)     Compliance with Laws. Except as set forth on
                                    Schedule 5.1(aa), each of EDAC and Gros-ite is presently and since January 1, 1998 has been in compliance in all material respects with all Governmental Requirements with respect to the Business. Without limiting the generality of the foregoing, since January 1, 1998 with respect to the Business.

                                    (1)      To Seller's Knowledge, no
                                             unresolved charge, complaint,
                                             action, suit, proceeding, hearing,
                                             investigation, claim, demand, or
                                             notice has been filed or commenced
                                             against EDAC or Gros-ite alleging
                                             any failure to comply with any
                                             material Governmental Requirement.

                                    (2)      Each of EDAC and Gros-ite has
                                             complied in all material respects
                                             with all applicable Governmental
                                             Requirements relating to the
                                             employment of labor, employee civil
                                             rights, and equal employment
                                             opportunities.

                                    (3)      To Seller's Knowledge, neither EDAC
                                             nor Gros-ite has:

                                    (A)      made or agreed to make any
                                             contribution, payment, remuneration
                                             or gift of funds or property to any
                                             governmental official, employee, or
                                             agent, customer or supplier where
                                             either the contribution, payment or
                                             gift or purpose thereof was illegal
                                             under any Governmental Requirement
                                             or which could reasonably be
                                             expected to subject EDAC or
                                             Gros-ite to any damage or penalty
                                             in any civil, criminal or
                                             governmental litigation or
                                             proceeding;

                                    (B)      established or maintained or agreed
                                             to establish or maintain any
                                             unrecorded fund or asset for any
                                             purpose, or made any false entries
                                             on any books or records for any
                                             reason; or

                                    (C)      made or agreed to make any
                                             contribution, or reimbursed any
                                             political gift or contribution made
                                             by any other person, to any
                                             candidate for federal, state,
                                             local, or foreign public office
                                             where such contribution or
                                             reimbursement or the purpose
                                             thereof was illegal under any
                                             applicable law.

                           (4) Each of EDAC and Gros-ite has filed in a timely manner all material reports, documents and other materials that are or were required to be filed (and the information contained therein was correct and complete in all respects) under all applicable Governmental Requirements, including Section 1877 of the Social Security Act.

                           (5) To Seller's Knowledge, Seller has possession of all records and documents with respect to the Business that are or were required to be retained under all applicable and material Governmental Requirements.

                  (bb) Licenses; Permits; Certifications. Schedule 5.1(bb) sets forth a complete list of all permits, consents, vendor codes, quality assurance and related certifications, approvals and other authorizations held by Seller and Gros-ite and used in the Business.

                  (cc) Employee Data. Set forth on Schedule 5.1 (cc) is a list of the employees working in the Business ("Business Employees"). Except as set forth in
                           Schedule 5.1(cc), with respect to the Business Employees and the Business:

                           (1)      Seller has no obligation to pay
                                    post-retirement health or welfare benefits;

                           (2) Seller has no employment agreement which is not terminable at will by Seller without notice and without an obligation to pay severance pay;

                           (3) There is no labor strike, dispute, slowdown or work stoppage or lockout actually pending or, threatened against or affecting Seller, and during the past year there has not been any such action;

                           (4) No union organizational campaign is pending or, to Seller's Knowledge, threatened;

                           (5) There is no unfair labor practice charge or complaint against Seller pending or threatened before the National Labor Relations Board nor is there a reasonable basis for any such charge or complaint;

                           (6) During the past three (3) years, no Business Employee or former employee has filed any claim nor, to Seller's Knowledge, does any such employee have a reasonable basis for any action or proceeding against Seller arising out of any statute, ordinance or regulation relating to discrimination in employment or employment practices (including, without limitation, applicable workers' compensation laws, the Fair Labor Standards Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. Section 1981, the Rehabilitation Act of 1973, as amended, the Age Discrimination in Employment Act of 1973, as amended, the Family and Medical Leave Act of 1993 or the Americans with Disabilities Act).

                  (dd) Billing. With respect to the Business, all billing by EDAC and Gros-ite has been true, fair and correct and in compliance in all material respects with all applicable Governmental Requirements and the policies of its customers.

                  (ee)     Affiliated Transactions. Except as described in
                           Schedule 5.1(ee), with respect to the Business, neither Seller, Gros-ite, nor, to Seller's Knowledge, any officer, director or Affiliate of Seller (i) owns, directly or indirectly, any economic interest in (excepting less than 5% stock holdings in securities of publicly traded companies), or is an officer, director, employee or consultant of, any Person which is, or is engaged in business as, a competitor, lessor, lessee, supplier, distributor, sales agent or customer of Seller, (ii) owns, in whole or in part, any property that Seller uses in the conduct of the Business, (iii) has guaranteed any indebtedness, obligation or contract of the Business or provided any assistance with respect thereto, or
                           (iv) has any cause of action or other legal claim whatsoever against or, except as set forth on the Financial Statements, owes any amount to, the Business. To Seller's Knowledge, set forth on

                           Schedule 5.1(ee) is a true and complete list of all transactions and services since January 1, 2000 between EDAC, Gros-ite or any of their Affiliates relating to the Business.

                  (ff) No Brokers. Neither EDAC nor Gros-ite has entered into any agreement, arrangement or understanding with any Person which will result in the obligation to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated by this Agreement.

                  (gg) Material Misstatements or Omissions. There is no fact, transaction or development which EDAC and Gros-ite have not disclosed to the Buyer in writing which could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Business. None of the representations or warranties by EDAC and Gros-ite in this Agreement or in any document delivered to the Buyer pursuant to this Agreement or in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact, or omits to state any material fact necessary to make the statements or facts contained therein not misleading.

                  (hh)     Insurance.

                           (1) Schedule 5.1(hh) sets forth the policies of insurance of the Business, for the Premises, for the leased property at 1838 New Britain Avenue, and for the property leased as a parking area from the State of Connecticut presently in force, specifying with respect to each such policy the name of the insurer, type of coverage, term of policy, limits of liability and annual premium. Seller has heretofore delivered to Buyer complete and correct copies of the policies and agreements set forth in Schedule 5.1(hh).

                           (2) The insurance policies set forth on Schedule 5.1(hh) are in full force and effect, all premiums with respect thereto covering all periods up to and including the Closing Date have been paid (except to the extent indicated in Schedule 5.1(hh) and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for material compliance with all requirements of law and all agreements to which the Business is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage for the assets and operations of the Business; will remain in full force and effect through the respective dates set forth in Schedule 5.1(hh) without the payment of additional premiums; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement or by all other agreements incidental hereto.

                  (ii) Environmental, Health, and Safety Matters. Except as set forth in Schedule 5.1(ii),

                           (1) Each of EDAC, Gros-ite and their Affiliates has complied and is in compliance, in all material respects, with all Environmental, Health, and Safety Requirements.

                           (2) Without limiting the generality of the foregoing, each of EDAC, Gros-ite and their Affiliates has obtained and complied with, and is in compliance, in all material respects, with, all permits, licenses and other authorizations that are required pursuant to Environmental, Health, and Safety Requirements for the occupation of the Premises, the leased premises at 1838 New Britain Avenue, and the operation of the Business; a list of all such permits, licenses and other authorizations is set forth on the attached Schedule 5.1(ii).

                           (3) Neither Gros-ite, EDAC nor either of its Affiliates has received any written or oral notice, report or other information regarding any actual or alleged material violation of Environmental, Health, and Safety Requirements, or any liabilities or potential liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), including any investigatory, remedial or corrective obligations, relating to the Business or the Premises arising under Environmental, Health, and Safety Requirements.

                           (4) None of the following exists at the Premises in connection with the Business: (1) underground storage tanks, (2) asbestos-containing material in any form or condition, (3) materials or equipment containing polychlorinated biphenyls, or (4) landfills, surface impoundments, or disposal areas.

                           (5) Neither Gros-ite, EDAC nor any of its Affiliates has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any substance in or on the Premises, including without limitation any hazardous substance in a manner that has given or would give rise to material liabilities, including any liability for response costs, corrective action costs, personal injury, property damage, natural resources damages or attorney fees, pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, ("CERCLA"), the Solid Waste Disposal Act, as amended, ("SWDA"), or any other Environmental, Health, and Safety Requirements.

                           (6) Neither this Agreement nor the consummation of the transactions that are the subject of this Agreement will result in any obligations for site investigation or cleanup at the Premises, or notification to or consent of government agencies or third parties, pursuant to any of the so-called "transaction-triggered" or "responsible property transfer" Environmental, Health, and Safety Requirements.

                           (7) Neither EDAC, Gros-ite nor any of their affiliates has, either expressly or by operation of law, assumed or undertaken any liability with respect to the occupation of the Premises or the operation of the Business, including without limitation any material obligation for corrective or remedial action, of any other Person relating to Environmental, Health, and Safety Requirements.

                           (8) To Seller's Knowledge, no facts, events or conditions relating to the Premises will prevent, hinder or limit continued compliance with Environmental, Health, and Safety Requirements, give rise to any investigatory, remedial or corrective obligations pursuant to Environmental, Health, and Safety Requirements, or give rise to any other liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental, Health and Safety Requirements, including without limitation any relating to onsite or offsite releases or threatened releases of hazardous materials, substances or wastes, personal injury, property damage or natural resources damage.

                           (9) Seller hereby acknowledges receipt of a copy of the Environmental Report describing the condition of the Premises. Seller shall indemnify Buyer in accordance with the provisions of Section 8.1 from any liability or expenses incurred by Buyer with respect to the condition of the Premises as set forth in the Environmental Report. Buyer shall indemnify Seller from any liability or expenses incurred by Seller with respect to Buyer's violation with respect to the Premises of CERCLA or SWDA (as each is defined in Section 5.1(ii)) or any other federal, state, local, or foreign statute, regulation, ordinance or other provision having the force or effect of law concerning pollution or protection of the environment.

                  (jj) Gros-ite Industries, Inc.. Gros-ite has no tangible assets other than its rights under the LTA and has no employees. Gros-ite is wholly owned by EDAC.

                  (kk) Inventory. All of Seller's inventory, and all inventory of Seller reflected on the Most Recent Financial Statements is good and saleable, in the ordinary course of business, (as such terms are defined by GAAP).

                                   ARTICLE VI

          REPRESENTATIONS AND WARRANTIES OF BUYER AND TOMZ CORPORATION

         Section 6.1 Buyer and TOMZ Corporation's Representations

         Each of Buyer and TOMZ Corporation hereby, jointly and severally, represents and warrants to Seller as follows:

                  (a) Organization and Good Standing. Each of Buyer and TOMZ Corporation is a Connecticut corporation, duly organized, validly existing and in good standing under the laws of the State of Connecticut. Each of Buyer and TOMZ Corporation has full power and authority to conduct its business as presently being conducted and to own and lease its properties and assets.

                  (b) Authority; Authorization; Binding Effect. Buyer and TOMZ Corporation have all necessary power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to perform its obligations under this Agreement. Copies of resolutions of the members and board of directors of Buyer and TOMZ Corporation, respectively, in the form attached as Schedule 6.1(b) with respect to the transactions contemplated by this Agreement, will be delivered to Seller at the Closing. This Agreement has been duly executed and delivered by Buyer and TOMZ Corporation and constitutes a legal, valid and binding obligation of Buyer and TOMZ Corporation, enforceable against Buyer and TOMZ Corporation in accordance with its terms, except as such enforcement may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and (2) the discretion of the appropriate court with respect to specific performance, injunctive relief or other forms of equitable remedies.

                  (c) No Conflict or Violation. The execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and the performance by Buyer and TOMZ Corporation of its obligations under this Agreement, do not and will not result in or constitute: (1) a violation of or a conflict with any provision of the certificate of corporation of Buyer or TOMZ Corporation; (2) a breach of, a loss of rights under, or constitute an event, occurrence, condition or act which is or, with the giving of notice, the lapse of time or the happening of any future event or condition, would become, a material default under, any term or provision of any contract, agreement, indebtedness, lease, commitment, license, franchise, permit, authorization or concession to which Buyer is a party; or

                           (3) a violation by Buyer or TOMZ Corporation of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award.

                  (d) No Proceedings. There is no action, order, writ, injunction, judgment or decree outstanding or claim, suit, litigation, proceeding, arbitral action or investigation pending or threatened against, relating to or affecting in any adverse manner, Buyer, TOMZ Corporation or the transactions contemplated by this Agreement.

                  (e) No Brokers. Buyer and TOMZ Corporation have not entered into any agreement, arrangement or understanding with any Person which will result in the obligation to pay any finder's fee, brokerage commission or similar payment in connection with the transaction contemplated hereby.

                  (f) Material Misstatements or Omissions. There is no fact, transaction or development which Buyer or TOMZ Corporation has not disclosed to Seller, in writing, which could, individually or in the aggregate, reasonably be expected to have a material adverse effect on Seller in its conduct of the Business. None of the representations or warranties by Buyer and TOMZ Corporation in this Agreement or in any document delivered to the Seller pursuant to this Agreement or in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact, or omits to state any material fact necessary to make the statements or facts contained therein not misleading.

                  (g) Licenses; Permits. Buyer has all permits and licenses, other than the Pratt and Whitney Vendor Code referenced in Section 7.1(a), required in connection with Buyer's use of the Purchased Assets in the operation of its business.

                  (h) Insurance. As of the Closing Date Buyer shall have in force and shall maintain in force and effect during the Claims Period, a policy of products liability insurance, including an aerospace rider, in the amount of at least $10,000,000, which policy shall be a "claims made" policy and which shall list Seller as an additional insured.


                                   ARTICLE VII
                            COVENANTS AND CONDUCT OF
                       THE PARTIES PRIOR TO OR ON CLOSING

         Section 7.1 Pre-Closing Covenants. EDAC and Gros-ite, jointly and severally, on the one hand, and Buyer on the other hand, each covenant with the other as follows:

                  (a) Contracts with Pratt and Whitney. On or prior to the Closing Date, EDAC and Gros-ite shall have secured the written consent of Pratt and Whitney to the assignment to Buyer of the LTA and to the assignment to Buyer of all of Seller's and Gros-ite's right, title and interest in and to the Purchase Orders and all orders which originated pursuant to the MRP.

                  (b) Seller's Insurance. Seller shall maintain in full force and effect during the Claims Period, a policy of products liability insurance, including an aerospace rider, in the amount of at least $10,000,000, which policy shall be a "claims made" policy and which shall list Buyer as an additional insured.

         Section 7.2 Right of Entry. Seller covenants that Buyer and its Representatives shall have the right upon the signing of this Agreement to enter the Premises and the premises at which the Business is operated at reasonable times and shall have at all times, access to the Premises, at which the Purchased Assets are located and to the books and records of the Seller, but only as they relate to the Business, and that Seller shall furnish to Buyer and its representatives such financial and operating data, and such other information with respect to the Business and Purchased Assets as Buyer shall, from time to time, reasonably request in connection therewith Buyer and its representatives shall be privileged to contact and communicate with Seller's management personnel, vendors, customers, manufacturers of its machinery and equipment, and other persons having business dealings with the Business, provided however that Buyer and its representatives shall first obtain the written consent of Seller, which consent shall not be unreasonably withheld; provided further, Buyer's access and inspection rights granted hereunder shall not unreasonably interfere with the normal conduct of the Business.

         Section 7.3. Conduct of Business. In addition to the other affirmative covenants set forth in this Agreement and to induce Buyer to execute this Agreement, Seller covenants that, from the date hereof until the Closing, except as explicitly permitted otherwise by this Agreement or otherwise consented to in writing by Buyer or otherwise affected by the review and advisory services rendered by TOMZ Corporation to EDAC pursuant to the Consulting Services Agreement between EDAC and TOMZ Corporation effective as of March 12, 2001, it shall:

                  (a) Use its best efforts to conduct the Business in the ordinary course and in the same manner as that in which it has been conducting the Business in accordance with all applicable and material laws, rules, regulations and ordinances of all federal, state and local governments; and maintain its books of account in a manner that fairly and accurately reflects in all material respects its income, expenses and liabilities consistent with prior practice;

                  (b) Use its best efforts to maintain and preserve the organization of the Business intact and preserve its relationships with employees, customers, vendors and others having business relations with it, so that its business shall be unimpaired in every material respect on the date of the Closing.

                  (c) Notify the Buyer of any material problem or development with respect to its business and of any other events or occurrences which would constitute a material breach of warranty or violation of any covenant hereunder;

                  (d) Maintain the Purchased Assets and the Premises in normal operating condition, ordinary wear and tear excepted, and make all customary repairs and improvements thereto, PROVIDED, HOWEVER, that in the event that such repairs and improvements necessary for one or more of the Purchased Assets shall exceed the purchase price established for such Purchased Assets, then the Seller shall deliver the affected Purchased Assets to the Buyer without making such repairs and improvements and the Buyer shall pay Seller for affected Purchased Assets their respective residual scrap value;

                  (e) Maintain its corporate existence, good standing, and qualifications to do business and to continue to conduct its business;

                  (f) Use its best efforts to maintain and keep its contract rights, vendor codes and quality assurances certifications;

                  (g) Keep in full force and effect insurance comparable in amount and scope of coverage to that now maintained by it;

                  (h) Pay and discharge when due all Taxes and other governmental charges lawfully imposed upon it, the Acquired Assets, the Premises, or any of its properties.

         Section 7.4. Lien Releases and Tax Clearance. At the Closing, the Seller shall deliver to the Buyer complete releases of all liens or security interests in any of the Purchased Assets, or copies of such releases and written evidence of the secured parties' commitment to deliver said releases in connection with the Closing and written responses from the Connecticut tax department or other appropriate authority to Seller's request for tax clearance certificates regarding income, corporate and unemployment taxes and charges and related taxes and charges due by Seller through the date of Closing.

                                  ARTICLE VIII
                            COVENANTS AND CONDUCT OF
                            THE PARTIES AFTER CLOSING

         Section 8.1 Survival and Indemnifications

                  (a) Survival of Representations, Warranties, Covenants and Agreements.

                           (1) All representations and warranties made by Seller contained in this Agreement shall survive the Closing Date for the duration of the Claims Period; except that all representations and warranties contained in
                                    Section 5.1(h) shall survive the Closing
                                    Date indefinitely. Any claim initiated by Buyer with respect to such representations and warranties must be made during the Claims Period, except for claims relating to the representations and warranties in
                                    Section 5.1(h), as to which claims may be made at any time after the Closing. Except with respect to information disclosed by Seller in this Agreement or otherwise known to Buyer, all of said representations and warranties shall in no respect be limited or diminished by any past or future inspection, investigation, examination or possession (whether before or after the Closing) on the part of Buyer or its Representatives, unless waived in writing by Buyer. All covenants and agreements made by Seller contained in this Agreement (including, without limitation, the indemnification obligations set forth in this Section) shall survive the Closing Date until fully performed or discharged.

                           (2) All representations and warranties made by Buyer contained in this Agreement shall survive the Closing Date for the duration of the Claims Period. Any claim initiated by Seller with respect to such representations and warranties must be made during the Claims Period. All covenants and agreements made by Buyer contained in this Agreement (including, without limitation, the indemnification obligations set forth in this Section) shall survive the Closing Date until fully performed or discharged.

                  (b) Indemnification by Seller. EDAC and Gros-ite, jointly and severally, hereby indemnify and agree to defend and hold harmless Buyer from and against any and all loss, liability, deficiency, damage suffered or incurred, actions, suits, proceedings, claims, demands, investigations, assessments, judgments, costs and expenses (including, but not limited to reasonable legal and accounting fees and expenses) (collectively "Losses"), in respect of the following:

                           (1) the breach of any representation or warranty by EDAC or Gros-ite contained in this Agreement, PROVIDED, HOWEVER, that no claim for breach of any representation or warranty shall be made with respect to any item disclosed herein;

                           (2) the nonfulfillment of any covenant or agreement by EDAC or Gros-ite contained in this Agreement (including, without limitation, the payment or performance by EDAC or Gros-ite of any liability which is not an Assumed Liability);

                           (3) the operation of the Business or the use or ownership of the Purchased Assets by EDAC or Gros-ite or any predecessor of EDAC or Gros-ite on or prior to the Closing Date (except to the extent that such Losses constitute an Assumed Liability);

                           (4) any repairs or replacements to the Tangible Personal Property required as a result of a change in the condition of the Purchased Assets (normal wear and tear excepted) from the date of execution of this Agreement through the Closing Date, exceeding $2,000 in the aggregate for all Tangible Personal Property or $1,000 for any single item of Tangible Personal Property, PROVIDED, HOWEVER, that in the event that such repairs and replacements to any single item of the Tangible Personal Property shall exceed the purchase price established for such item of Tangible Personal Property, then the Seller shall deliver such item of Tangible Personal Property to the Buyer without making such repairs or replacements and Buyer shall pay Seller for such item of Tangible Personal Property its residual scrap value; and

                           (5) in respect of any Tax Liability of Seller whether arising at any time prior to, at, or after the Closing Date, without regard to any limitation concerning the amount or timing of indemnification contained in this Agreement.

                  (c) Indemnification by Buyer and TOMZ Corporation. Buyer and TOMZ Corporation in accordance with its Guaranty, jointly and severally hereby indemnify and agree to defend and hold harmless Seller from and against any Losses and in respect of:

                           (1) the breach of any representation or warranty by Buyer or TOMZ Corporation contained in this Agreement;

                           (2) the nonfulfillment of any covenant or agreement by Buyer or TOMZ Corporation contained in this Agreement (including, without limitation, the payment and performance by Buyer of the Assumed Liabilities); and

                           (3) the operation of the Business after the Closing Date excluding Seller's warranty obligations and other obligations not assumed by Buyer.

                  (d)      Notification and Defense of Claims or Actions.

                           (1) As used in this Section, any party seeking indemnification pursuant to this Section is referred to as an "indemnified party" and any party from whom indemnification is sought pursuant to this Section is referred to as an "indemnifying party." An indemnified party which proposes to assert the right to be indemnified under this Section shall submit a written demand for indemnification setting forth in summary form the facts as then known which form the basis for the claim for indemnification. With respect to claims based on actions by third parties, an indemnified party shall, within twenty (20) days after the receipt of notice of the commencement of any claim, action, suit or proceeding against it in respect of which a claim for indemnification is to be made against an indemnifying party, notify the indemnifying party in writing of the commencement of such claim, action, suit or proceeding, enclosing a copy of all papers served; provided, however, that the failure to so notify the indemnifying party of any such claim, action, suit or proceeding shall not relieve the indemnifying party from any liability which it may have to the indemnified party, except to the extent that the indemnifying party is prejudiced thereby. Thereafter, the indemnified party shall deliver to the indemnifying party, within twenty (20) days after receipt by the indemnified party, copies of all further notices relating to such claim.

                           (2) If a third-party claim is made for which an indemnified party is entitled to indemnification pursuant to this Section, the indemnifying party will be entitled to participate in the defense of such claim and, if the indemnifying party so chooses, and provided that the indemnifying party acknowledges the indemnifying party's obligation to indemnify the indemnified party, to assume primary responsibility for the defense of such claim with counsel selected by the indemnifying party and not reasonably objected to by the indemnified party.

                           (3) If the indemnifying party assumes the defense of a third-party claim as set forth in paragraph (2) of this Section, then (A) in no event will an indemnified party admit any liability with respect to, or settle, compromise or discharge, any such claim without the indemnifying party's prior written consent and (B) each indemnified party shall be entitled to participate in, but not control, the defense of such claim with its own counsel at its own expense. If the indemnifying party does not assume the defense of any such claim, an indemnified party may defend such claim in a manner as it may deem appropriate (including, but not limited to, settling such claim, after giving twenty (20) days prior written notice of such settlement to the indemnifying party, on such terms as the indemnified party may deem appropriate); provided, however, that if the indemnifying party has acknowledged the indemnifying party's obligation to indemnify the indemnified party, the indemnified party may not settle such claim without the consent of the indemnifying party.

                  (c)      Limitations on Indemnification.

                           (1) Basket and Cap. Except with respect to the purchase price adjustment as set forth in
                                    Section 3.2, a claim for breach of Section
                                    5.1(kk), warranty work performed by Buyer on behalf of Seller pursuant to Section 2.10, and Losses of Buyer, if any, arising from the claim of Ralph Bello and Vera Associates Limited Partnership v. Gros-Ite Spindle, a division of Gros-Ite Industries and Apex Machine Tool Company, Inc., et al. Docket No. CV01-72993-S, with respect to which Seller's obligation to indemnify Buyer and TOMZ Corporation shall not be limited in any respect, Seller, on the one hand, and Buyer and TOMZ Corporation, on the other hand, shall indemnify the other party's indemnified persons to the extent of all Losses; provided, however, that no obligation to indemnify shall arise until the aggregate amount of the Losses equals or exceeds Fifty Thousand Dollars ($50,000); provided further, however, that neither party's obligation to indemnify the other party's indemnified persons shall exceed the Purchase Price as set forth in Section 3.1 hereof.

                           (2) Claims Net of Certain Items. The amount of any Losses for which indemnification is provided under Sections 8.1(b) and 8.1(c) above shall be net of (A) any amounts recovered or recoverable by the indemnified person pursuant to any indemnification by or indemnification agreement with any third party, and (B) any insurance proceeds or other cash receipts or sources of reimbursement available as an offset against such Losses (and no right of subrogation shall accrue to any insurer or third party indemnitor hereunder).

                           (3) Exclusion of Certain Damages. No party shall be responsible for any indirect, special, punitive or consequential damages whatsoever, including loss of profits or goodwill, in connection with this Agreement. This limitation shall not apply in the case of damages caused by deliberate and/or intentional acts or omissions of any party.

         Section 8.2 Access to Retained Customer Records. For a period of up to three (3) years following the Closing Date, Seller will provide Buyer with access to the Retained Customer Records at all reasonable times.

================================================================================



         Section 8.3 Buyer's Defects. Buyer shall correct and be responsible for any defect in the Work In Process Inventory which is attributable to the fault of Buyer.

         Section 8.4 Covenant Not To Use Name. Seller and Gros-ite each hereby covenant and agree that except as required for reporting purposes, it will not, from the Closing Date forward, use in any manner, the name "Gros-ite Engineered Components Division." Buyer and TOMZ Corporation each hereby covenant and agree that it will not, from the Closing Date forward, use in any manner, the name "Gros-ite" except in connection with the name "Gros-ite Engineered Components Division of TOMZ Corporation."

                                   ARTICLE IX
                                  MISCELLANEOUS

         Section 9.1 Expenses; Agreements Not to Market Assets. Buyer and Seller agree that each shall pay their own expenses incident to the negotiations of this Agreement and other matters concerning the contemplated transactions, including, without limitation, attorneys' fees, accountants' fees, and recording and filing fees. Seller agrees that Seller shall not market, solicit offers for, or enter into negotiations regarding, any of the Purchased Assets or the Business or offer for sale (nor permit to be offered for sale) other than in the ordinary course of business the Purchased Assets or the Business so long as Seller shall be bound by this Agreement.

         Section 9.2 Casualty. The risk of loss, destruction, casualty, condemnation, eminent domain or damage to the Purchased Assets prior to the Closing Date shall be borne by Seller. If prior to the Closing Date all or any portion of the purchased Assets or the Premises is damaged by fire or other casualty, then Seller shall, at its expense, repair the damaged property to substantially the same condition as before the damage. In the event such damage cannot be or is not repaired before the Closing Date or if such damage exceeds Three Hundred Thousand Dollars ($300,000), Buyer shall proceed to Closing if the insurance proceeds relating to such damage are adequate to cover replacement of the property and are paid to Buyer at Closing. If such insurance proceeds are not sufficient or not payable to Buyer at Closing, then Buyer may at its sole option terminate this Agreement, in which event the parties shall be relieved of all further liability hereunder and the Deposit shall be returned to Buyer.

         Section 9.3

                  (a) Right of Termination and Procedure for Default. In the event that on or before May 31, 2001:

                           (1) Seller has not provided to Buyer written evidence of the consent of EDAC's and Gros-ite's shareholders and Board of Directors properly authorizing EDAC and Gros-ite to enter into this Agreement and consummate the transactions contemplated hereby;

                           (2) The Consent to Assignment of the LTA in the form attached as Exhibit I has not been executed by all parties and Pratt & Whitney, PROVIDED, HOWEVER, that the only contingency that shall give rise to a right of termination under this Section 9.3(a)(2) is the failure for any reason whatsoever to obtain the consent of Pratt & Whitney; and

                           (3) Seller has not obtained the consents of General Electric Capital Corporation and Fleet National Bank to this Agreement and the consummation of the transactions contemplated hereby.

then Buyer, by written notice to Seller, at its option, and Seller, by written notice to Buyer with respect to failure to obtain Pratt & Whitney consent or General Electric Capital Corporation and Fleet National Bank consents only, at its option, may terminate this Agreement. Termination by either Buyer or Seller, as the case may be, shall be effective upon the other party's receipt of such notice of termination.

         In the event of such termination of this Agreement all of the Seller's and Buyer's obligations hereunder shall terminate without further loss, cost, damage, claim, right or remedy in favor of any party, and none of the parties hereto shall have any further liability or responsibility to the other without the need to exchange releases to confirm same, except that the Deposit, shall be returned within five (5) days to Buyer.

                  (b) Default by the Seller. In the event that all of the conditions precedent set forth in this Agreement have been satisfied or waived by the Buyer on or prior to the Closing Date, and the Buyer is ready, willing and able to proceed with the Closing, but the Seller is unable, unwilling or refuses to consummate the Closing in accordance with the terms and conditions of this Agreement, or in the event that the Seller is otherwise in breach of this Agreement, then the Buyer may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any other documents, agreements or instruments from the Seller, or for the injunction against a violation of any of the terms hereof or thereof, or in and of the exercise of any power granted hereby or thereby or by law. The Seller recognizes that in such event, any remedy at law may prove to be inadequate relief to the Buyer and therefore the Buyer may obtain any such equitable relief, including, without limitation, temporary and permanent injunctive relief in any such case without the necessity of posting a bond or proving actual damages. No course of dealing and no delay on the part of the Buyer in exercising any right shall operate as a waiver thereof or otherwise prejudice the Buyer's rights. No right conferred hereby or by any other document, agreement or instrument from the Seller upon the Buyer shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the generality of the foregoing, the Buyer shall be entitled to all damages and remedies available to Buyer under all applicable laws as a result of such default, including, without limitation, the return of the deposit together with the interest thereon, together with reasonable attorneys' fees and expenses incurred by the Buyer to enforce this Agreement; provided, however, that monetary damages shall be limited in the aggregate to the Purchase Price as set forth in Section 3.1 hereof.

                  (c) Default by Buyer. In the event that the Seller is ready, willing and able to proceed with the Closing and all conditions precedent set forth in this Agreement have been satisfied but the Buyer fails to complete the transactions contemplated in this Agreement, which failure is due exclusively to the unwillingness, inability or refusal of the Buyer to fulfill its obligations at such Closing, then the Seller may terminate this Agreement and retain the Deposit, together with the sum of Four Hundred Thousand Dollars ($400,000) to be paid by Buyer to seller as liquidated damages for all losses, damages, and expenses suffered by the Seller, and this shall be the Seller's sole and exclusive remedy at law or in equity. In such event, this Agreement shall terminate without further loss, cost, damage, claim, right or remedy in favor of any party against the other, without the need for the exchange of releases.

         Section 9.4 Further Assurances. Both before and after the Closing Date, each party will cooperate in good faith with each other party and will take all appropriate action and execute any agreement, instrument or other writing of any kind which may be reasonable necessary or advisable to carry out and confirm the transactions contemplated by this Agreement (including, but not limited to, obtaining consents or approvals from any Person for the transfer of the purchased Assets that are transferred subject to consent or approvals being obtained).

         Section 9.5 Notices. All written communications to parties required hereunder shall be in writing and (i) delivered in person, (ii) mailed by registered or certified mail, return receipt requested, (such mailed notice to be effective four days after the date it is mailed) or (iii) sent by facsimile transmission, with confirmation sent by way of one of the above methods, to the party at the address given below for such party (or to such other address as such party shall designate in a writing complying with this Section, delivered to the other parties);

         If to a Seller, addressed to:

                          EDAC Technologies Corporation
                             1806 New Britain Avenue
                            Farmington, CT 06032-3114
                       Attention: Chief Executive Officer

                  With a copy to:

              Reinhart Boerner Van Deuren Norris & Rieselbach, S.C.
                             1000 North Water Street
                                 P.O. Box 514000

                         Milwaukee, Wisconsin 53203-3400
                       Attention: Daniel J. Brink, Esquire
                            Telephone: (414) 298-1000
                           Telecopier: (414) 298-8097




         If Buyer, addressed to:

              Gros-ite Engineered Components Division of TOMZ, Inc.
                                47 Episcopal Road
                         Berlin, Connecticut 06037-1522
                         Attention: Zbigniew Matulaniec


         With a copy to:

                    Eisenberg, Anderson, Michalik & Lynch LLP
                              136 West Main Street
                                  P.O. Box 2950
                       New Britain, Connecticut 06050-2950
                      Attention: Stephen J. Anderson, Esq.
                            Telephone: (860) 229-4855
                           Telecopier: (860) 223-4026


         Section 9.6 Public Statements. The parties to this Agreement agree to cooperate, both prior to and after the Closing, in issuing any press releases or otherwise making public statements with respect to the transactions contemplated by this Agreement, and no press release or other public statements shall be issued without the joint consent of the parties to this Agreement, which consent shall not be unreasonably withheld or delayed.

         Section 9.7 Choice of Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of Connecticut without regard to principles of conflicts of law, except that, with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, the law of the jurisdiction under which the respective entity was organized shall govern.

         Section 9.8 Titles. The headings of the articles and sections of this Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

         Section 9.9 Waiver. No failure of any party to this Agreement to require, and no delay by any party to this Agreement in requiring, any other party to this Agreement to comply with any provision of this Agreement shall constitute a waiver of the right to require such compliance. No failure of any party to this Agreement to exercise, and no delay by any party to this Agreement in exercising, any right or remedy under this Agreement shall constitute a waiver of such right or remedy. No waiver by any party to this Agreement of any right or remedy under this Agreement shall be effective unless made in writing. Any waiver by any party to this Agreement of any right or remedy under this Agreement shall be limited to the specific instance and shall not constitute a waiver of such right or remedy in the future.

         Section 9.10 Effective; Binding. This Agreement shall be effective upon the due execution hereof by all of the parties to this Agreement. Upon it becoming effective, this Agreement shall be binding upon the parties to this Agreement and upon each successor and assignee of the parties to this Agreement and shall inure to the benefit of, and be enforceable by, the parties to this Agreement and each successor and assignee of the parties to this Agreement; provided, however, that, except as provided for in the following sentence, no party shall assign any right or obligation arising pursuant to this Agreement without first obtaining the written consent of the other parties.

         Section 9.11 Entire Agreement. This Agreement contains the entire agreement among the parties to this Agreement with respect to the subject of this Agreement, and supersedes each course of conduct previously pursued, accepted or acquiesced in, and each written and oral agreement and representation previously made, by the parties to this Agreement with respect thereto, including, without limitation, the certain letter agreement, dated January 22, 2001, between Seller and Buyer.

         Section 9.12 Modification. No course of performance or other conduct hereafter pursued, accepted or acquiesced in, and no oral agreement or representation made in the future, by any party to this Agreement, whether or not relied or acted upon, and no usage of trade, whether or not relied or acted upon, shall modify or terminate this Agreement, impair or otherwise affect any obligation of any party to this Agreement pursuant to this Agreement or otherwise operate as a waiver of any such right or remedy. No modification of this Agreement or waiver of any such right or remedy shall be effective unless made in writing duly executed by the parties to this Agreement.

         Section 9.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. Any party may execute this Agreement by facsimile signature and the other party shall be entitled to rely on such facsimile signature as evidence that this Agreement has been duly executed by such party. Any party executing this Agreement by facsimile signature shall immediately forward to the other party an original signature page by overnight mail.

         Section 9.14 Consent to Jurisdiction. Each party to this Agreement hereby (i) consents to the jurisdiction of the Untied States District Court for the District of Connecticut or, if such court does not have jurisdiction over such matter, the applicable state court in the State of Connecticut, and (ii) irrevocably agrees that all actions or proceedings arising out of or relating to this Agreement shall be litigated in such court. Each party to this Agreement accepts for himself or itself and in connection with his or its properties, generally and unconditionally, the exclusive jurisdiction and venue of the aforesaid courts and waives any defense of forum non-conveniens or any similar defense, and irrevocably agrees to be bound by any non-appealable judgment rendered thereby in connection with this Agreement.

         Section 9.15 Confidential Information. Seller and Buyer recognizes the interest of each in maintaining the confidential nature of their businesses and each agrees that it will not, directly or indirectly, at any time whatsoever, disclose or in use in any manner any proprietary matter related to the business of the other, knowledge of which, it has acquired as a result of the negotiation of these transactions contemplated by this Agreement.

         Section 9.16 Successors and Assigns. All of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of the parties hereto.

         Section 9.17 Arbitration Procedure.

                  (a) Any dispute, controversy or claim arising out of or relating to this Agreement, or to a breach hereof, including, without limitation, its interpretation, performance or termination, shall be finally resolved by binding arbitration before three neutral arbitrators. The arbitration shall be in accordance with the Commercial Arbitration rules of the American Arbitration Association which shall administer the arbitration and act as appointing authority. The arbitration including, without limitation, the rendering of the award, shall take place in Hartford, Connecticut and shall be the exclusive forum for resolving such dispute, controversy or claim, subject to Section 9.17(b). The award of the arbitrators shall be final and binding upon the parties to this Agreement but subject to the requirements of the Connecticut Arbitration Act. The expense of the arbitration (including, without limitation, the award of reasonable attorneys' fees to the prevailing party) shall be awarded as the arbitrators determine. Judgment may be entered on the award by any court of competent jurisdiction in Connecticut.

                  (b) Nothing in Section 9.17(a) shall prohibit a party from instituting litigation in aid of the arbitration proceeding and to obtain preliminary injunctive relief to maintain the status quo or a prejudgment remedy securing a claim for monetary damages.

         IN WITNESS WHEREOF, the parties have executed this Agreement on this day and year indicated at the beginning of this Agreement.


                         SELLER: GROS-ITE INDUSTRIES, INC.


                         By: /s/  Richard Dandurand
                             ---------------------------------------------
                             Its President


                         SELLER: EDAC TECHNOLOGIES CORPORATION


                         By: /s/ Richard Dandurand
                             ---------------------------------------------
                             Richard Dandurand
                             Its President


                         BUYER: GROS-ITE ENGINEERED
                         COMPONENTS DIVISION OF TOMZ, INC.


                         By: /s/ Zbigniew Matulaniec
                             ---------------------------------------------
                             Zbigniew Matulaniec
                             Its Chief Executive Officer


                         TOMZ CORPORATION: TOMZ CORPORATION


                         By: /s/ Zbigniew Matulaniec
                             ---------------------------------------------
                             Zbigniew Matulaniec
                             Its Chief Executive Officer

                                                                         ANNEX B


[STIFEL, NICOLAUS & COMPANY, INCORPORATED LOGO]



                           PRIVILEGED AND CONFIDENTIAL

                                 March 29, 2001

The Board of Directors
EDAC Technologies Corporation
1806 New Britain Avenue
Farmington, CT  06032

To the Members of the Board of Directors:

         You have requested our opinion to the effect that the Purchase and Sale (as described below) is fair, from a financial point of view, to the shareholders of EDAC Technologies Corporation ("EDAC"). Pursuant to the Asset Purchase Agreement (the "Agreement") dated March 29, 2001, by and among Gros-ite Engineered Components Division of Tomz, Inc. (the "Purchaser"), Tomz Corporation, Gros-ite Industries, Inc. and EDAC, EDAC will sell to the Purchaser the assets of EDAC's Precision Components division (the "Division") described in the Agreement in exchange for approximately $6.4 million, subject to adjustments as described in the Agreement (the "Purchase and Sale"). The Agreement, inclusive of exhibits, is incorporated herein by reference. Unless otherwise defined, all capitalized terms used herein have the meanings ascribed to them in the Agreement.

         Stifel, Nicolaus & Company, Incorporated ("Stifel"), as part of its investment banking services, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, strategic transactions, corporate restructurings, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. We will receive a fee in connection with the rendering of this opinion.

         In the ordinary course of business, Stifel may actively trade in the equity and derivative securities of EDAC for its own account and/or for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. Stifel may in the future provide additional investment banking or other financial advisory services to EDAC.

         In order to provide our fairness opinion, we relied on materials provided from a variety of sources and considered a number of factors involving the Company and the Division.

         In rendering our opinion, we reviewed originals or copies represented to us as true copies of the following materials:

         1)       The Agreement;


                 1125 17TH STREET, SUITE 1500 - DENVER, CO 80202
                      - (303) 296-2300 - FAX (303) 291-5318
--------------------------------------------------------------------------------
             MEMBER SIPC AND MEMBERS, NEW YORK STOCK EXCHANGE, INC.,
                      CHICAGO AND AMERICAN STOCK EXCHANGES

March 29, 2001
Page 2



         2) Audited financial statements for EDAC for the years ended January 1, 2000, January 2, 1999, and December 31, 1997;

         3) Unaudited financial statements for EDAC for the nine-month interim period ended September 30, 2000;

         4) Internal, historical financial information for the Division for the years 1997, 1998, 1999 and 2000;

         5) Management's projections of income and expenses for the Division for 2001;

         6) Relevant portion of the appraisal report of KosterGroup stating the orderly liquidation value of the equipment that is used in the Division and is being sold in the Purchase and Sale;

         7) Management's estimates of savings that will result from the sale of the Assets;

         8) Management's projections for use of the proceeds of the sale of the Assets; and

         9) The Long Term Purchase Agreement (the "LTA") between the Company and United Technologies Corporation, acting through its Pratt & Whitney Division ("P&W").

         In addition to the above-listed documents, we analyzed and took into account the following considerations:

         a)       Approximately 95% of the Divisions sales are to P & W;

         b) The LTA expires on December 31, 2002, and P&W has expressed its expectation that, after that date, most or all of the items P&W purchases from the Division will be open to competitive bids on a global basis;

         c) Management of EDAC believes that, absent substantial (unquantified) capital investments and/or a joint venture with an Asian supplier, the Division will be unable to effectively compete against many Asian suppliers because such suppliers have much newer equipment and much lower labor costs than EDAC;

         d) EDAC's independent public accountants issued a "going concern" opinion dated February 11, 2000, expressing substantial doubt as to EDAC's viability as a going concern, appearing in EDAC's Form 10-K for the year ended January 1, 2000; and

         e) The purchased assets do not include the land and improvements associated with the Division, which have been independently appraised at $2 million.

March 29, 2001
Page 3


         In rendering our opinion as to the fairness of the Purchase and Sale, we did the following:

         i)       Reviewed the above-listed documents;

         ii)      Met with certain members of management from EDAC;

         iii)     Performed a discounted cash flow analysis on the Division;

         iv) Reviewed financial data on comparable publicly-traded companies;

                  a. performed a revenue multiple analysis on the Division;

                  b. performed an EBITDA (earnings before interest, taxes, depreciation and amortization) multiple analysis on the Division;

                  c. performed a book value of assets multiple analysis on the Division;

         v) Reviewed financial data regarding transactions where the target was comparable to the Division based on size and industry or otherwise deemed relevant;

                  a. performed a revenue multiple analysis on the Division;

                  b. performed an EBITDA multiple analysis on the Division;

                  c. performed a book value of assets multiple analysis on the Division;

         vi) Analyzed the potential attractiveness of the Division to financial buyers such as private equity funds; and

         vii)     Performed such additional review as we deemed appropriate.

         In rendering our opinion, we have assumed and relied upon the accuracy and completeness of all of the information concerning EDAC considered in connection with our review of the Purchase and Sale, and we have not assumed any responsibility for independent verification of such information. We have not prepared any independent valuation or appraisal of any of the assets or liabilities of EDAC. With respect to the financial forecasts and projections made available to us and used in our analysis, we have assumed that they reflect the best currently available estimates and judgments of the expected future financial performance of EDAC. We have assumed that EDAC is not a party to any pending transactions, including external financings, recapitalizations or material merger discussions, other than the Purchase and Sale and those activities undertaken in the ordinary course of conducting their respective businesses. Our opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date of the Purchase and Sale and any change in such conditions would require a re-evaluation of this opinion. We express no opinion as to the price at which EDAC common stock will trade in the future. We have assumed the Purchase and Sale will be consummated substantially on the terms discussed in the Agreement, that all material conditions therein will be satisfied, and that there will be no waiver of any material term or condition by any party thereto.

March 29, 2001
Page 4


         It is understood that this letter is for the information of the Board of Directors in connection with its evaluation of the Purchase and Sale and may not be used for any other purpose without prior written consent. We hereby consent to the inclusion of a copy of this letter as an exhibit to EDAC's
Schedule 14A to be filed with the Securities and Exchange Commission in connection with the Purchase and Sale.

         Based upon and subject to the foregoing and after considering such other matters as we deem relevant, we are of the opinion that as of March 29, 2001, the Purchase and Sale was fair, from a financial point of view, to EDAC's shareholders.


Sincerely,

STIFEL, NICOLAUS & COMPANY, INC.

/s/ JEFFREY R. GALGANO

Jeffrey R. Galgano
Managing Director
Corporate Finance Department

                                                                         ANNEX C



                             AUDIT COMMITTEE CHARTER



MISSION AND PURPOSE

         The Audit Committee ("the Committee") is approved by the Board of Directors ("the Board") of EDAC Technologies Corporation (the "Company") to assist the Board in monitoring: (1) the integrity of the Company's financial statements; (2) the compliance by the Company with legal and regulatory requirements, and; (3) the performance and independence of the Company's external auditors.

GENERAL GUIDELINES

RESPONSIBILITIES

         The Committee shall be responsible for overseeing: the financial reporting process, the system of internal controls, the audit process, and the independent public accountants. Management of the company is responsible for the preparation of financial statements, and ensuring that the statements are complete, accurate and prepared in accordance with generally accepted accounting principles. Management is also responsible for ensuring compliance with laws and regulations. The independent public accountants are responsible for planning and conducting audits in accordance with generally accepted auditing standards.

         In carrying out its responsibilities, the Committee will maintain and facilitate free and open communication between directors, the independent public accountants and the management of the Company.

SIZE AND COMPOSITION

         The Committee shall consist of no fewer than three directors, each of whom shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. ("Nasdaq"). The Board shall appoint the Committee's Chairperson and members annually or until successors shall be qualified and elected.

CHARTER

         The Committee shall maintain a written charter that is approved by the Board. The charter will be reviewed and updated at least annually.

OVERSIGHT BY THE BOARD OF DIRECTORS

         The Board will approve the Committee's charter and revisions, will determine annually that the Committee's members meet the independence and experience requirements of the Nasdaq, and that the Committee has fulfilled its duties and responsibilities. The Committee acts on the Board's behalf in the matters outlined in this charter and is hereby given all the resources and authority necessary to properly discharge its duties and responsibilities.

         The Committee will report its activities to the full Board on a regular basis so the Board is kept informed of its activities on a current basis.

MEETINGS

         The Committee will meet at least four times per year, or more frequently as circumstances dictate. The Committee will review quarterly reports of earnings prior to the release of earnings to the public and the filing of the SEC Forms 10-K and 10-Q. The Committee shall meet when necessary but at least once a year with the Chief Financial Officer and the independent public accountants in private meetings.

         Participation of External Auditors and Other Advisors. The Committee will engage the Company's independent public accountants in discussions required by their professional standards and other relevant regulatory requirements prior to the filing of forms 10K and 10Q. The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel (in addition to the independent public accountants) to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

EXTERNAL AUDITORS

         Appointment and Termination. The Committee will recommend to the Board the appointment of the independent public accountants, evaluate together with the Board the performance of the independent public accountants and, if so determined by the Committee, recommend that the Board replace the independent public accountants. The Committee may consider management's recommendation for the appointment of the independent public accountants, and may review with management the performance and /or termination of the independent public accountants. The Committee will approve the fees to be paid to the independent public accountants.

         Independence. The Committee will ensure that the independent public accountants provide periodic reports to the Committee setting forth all relationships between the independent public accountants and the Company, consistent with the Independence Standards Board Standard No. 1. The Committee will discuss with the independent public accountants any disclosed relationships or services which may impact the objectivity and independence of the independent public accountants. The Committee will take, or recommend that the full Board take, appropriate action to ensure the independence of the independent public accountants.

         Review. The Committee will review with the independent public accountants and, if it deems it appropriate, management:

-    Prior to the annual audit, the scope, approach, planning and staffing.

-    Significant accounting policies

- Changes to the Company's auditing and accounting principles and practices as suggested by the independent public accountants or management;

-    Audit conclusions regarding significant accounting estimates and reserves;

-    Proposed fee arrangements for ongoing and special projects;

-    Assessments of the adequacy of internal controls;

- The resolution of identified material weakness and reportable conditions in internal controls (including the prevention or detection of management override or compromise of the internal control system);

- The Company's compliance with laws and regulations having to do with accounting and financial matters;

- Any problems or difficulties the independent public accountants may have encountered and any Management Letter comments provided by the independent public accountants and management's responses thereto.

-    The matters described under "Financial Statements" below.

         The independent public accountants shall provide assurance to the Committee that their audit was conducted in accordance with generally accepted auditing standards including provisions contained in Section 10A of the Securities Exchange Act of 1934.

         The Committee and the Board should consider whether the independent public accountants should meet with the full Board to discuss any matters relative to the financial statements and /or potentially relevant matters, and to answer questions from other directors.

FINANCIAL STATEMENTS

         Year-End Financial Statements. The Committee will review with management and the independent public accountants the Company's interim and year-end financial statements, including management's discussion and analysis and audit findings (including any significant suggestions for improvements provided to management by the independent public accountants). Such review will include a discussion of significant adjustments recorded and other matters required to be discussed by Statement on Auditing Standards No.61 relating to the conduct of the audit. Following such review, the Committee will recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K.

         Quarterly Financial Statement. The Committee will review with management and the independent public accountants the Company's quarterly financial statements prior to the filing of its Form 10-Q. The Committee will engage in discussions with the independent public accountants with respect to the impact of significant events, transactions and changes in accounting estimates considered by the independent public accountants in performing the quarterly review.

         Quality of Financial Reporting. The members of the Committee will discuss among themselves and with management and the independent public accountants, the quality (not just the acceptability) of the Company's accounting principles and underlying estimates in the financial statements.

         Briefings. The Committee will request from financial management and the independent public accountants, a briefing on any significant accounting and reporting issues, including any changes in accounting standards or rules promulgated by the Financial Accounting Standards Board ("FASB"), the Securities and Exchange Commission ("SEC") or other regulatory bodies, that have an effect on the financial statements.

         Inquiries. The Committee will inquire:

- About the existence and substance of any significant accounting accruals, reserves, or estimates made by management that had a material impact on the financial statements: and

- Of management and the independent public accountants if there were any significant financial accounting or reporting issues and /or disagreements discussed during the accounting period and, if so, how they were resolved.

LEGAL MATTERS

         The Committee will discuss and review with management, company counsel, and the independent public accountants the substance of any significant issues raised by counsel concerning litigation, contingencies or claims, the Company's compliance policies and any material reports or inquires received from regulators or government agencies. The Committee should understand how such matters are reflected in the Company's financial statements.

         The Committee will discuss and review with management and advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

OTHER

         Investigations. The Committee will initiate the investigation of any matter brought to its attention within the scope of its duties, with the power to retain outside counsel.

         Proxy Statement Report. The Committee will prepare a report for inclusion in the Company's proxy statement for its annual meeting of stockholders describing the activities in which it has engaged during the prior year pursuant to its charter. The report will address all issues required by the rules of the SEC.

         Financial Risk Exposures. The Committee will meet periodically with management to review the Company's major financial risk exposures and steps management has taken to monitor and control such exposures.

         Internal Audit. The Committee will discuss the scope and staffing of an internal audit function and if an internal audit function is formed, the Committee will review the plans and findings of the internal audits and will meet in executive sessions with the head of Internal Auditing.

         Officer Expense Accounts. The Committee will direct that an annual report of senior officer expense reports and perquisites be performed and reported to the Committee.

                          EDAC TECHNOLOGIES CORPORATION

                   ANNUAL MEETING OF SHAREHOLDERS-MAY 15, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Ronald G. Popolizio and Daniel J. Brink the proxies (with full substitution) of the undersigned to attend the annual meeting of shareholders of EDAC Technologies Corporation (the "Company") to be held on May 15, 2001 at 10:00 a.m. Eastern Daylight Time, at the Farmington Country Club, 806 Farmington Avenue, Farmington, Connecticut and any adjournment thereof and to vote all shares of stock of the Company held by the undersigned on April 6, 2001, as specified below and on any other matters that may properly come before said meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY APPOINTMENT WILL BE VOTED FOR ITEMS 1 THROUGH 3.




               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

 -----                                                                                                                        ------
|                                                                                                                                  |
|                                                                                                                                  |
|                                                                                                                                  |

                EDAC TECHNOLOGIES CORPORATION 2001 ANNUAL MEETING

         THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR ITEMS 1 through 3.

1. A proposal to approve and adopt the Asset Purchase Agreement, dated as of
   March 29, 2001, among EDAC Technologies Corporation, Gros-Ite Industries,       [  ] FOR       [  ] AGAINST      [  ] ABSTAIN
   Inc., Tomz Corporation and Gros-Ite Engineered Components Division of Tomz,
   Inc., and each of the transactions contemplated thereby.

2. ELECTION OF DIRECTORS:  1-RICHARD A. DANDURAND  5-JOHN KUCHARIK                 [  ] FOR all nominees     [  ] WITHHOLD AUTHORITY
                           2-JOHN J. DIFRANCESCO   6-STEPHEN J. RAFFAY                  listed to the left        to vote for all
                           3-GEORGE FRAHER         7-DANIEL C. TRACY                    (except as                nominees listed to
                           4-ROBERT J. GILCHRIST                                        specified below).         the left.

(Instructions:  To withhold authority to vote for any indicated                 ---------------------------------------------------
nominee, write the number(s) of the nominee(s) in the box provided              |                                                  |
to the right.)                                                      ----------> |                                                  |
                                                                                ---------------------------------------------------

3. To ratify the appointment of Arthur Andersen LLP as auditors of the Company     [  ] FOR       [  ] AGAINST      [  ] ABSTAIN
   for the fiscal year ending December 29, 2001.

Check appropriate box                        Date______________________________________                    NO. OF SHARES  __________
Indicate changes below:
Address Change? [  ]                      Name Change?  [  ]

                                                                                ----------------------------------------------------
                                                                                |                                                  |
                                                                                |                                                  |
                                                                                ----------------------------------------------------
                                                                                Signature(s) in Box
                                                                                Please sign exactly as your name appears on this
                                                                                Proxy. When shares are held by joint tenants, both
                                                                                should sign. When signing as an attorney, executor,
                                                                                administrator, trustee or guardian, please give
                                                                                full title as such. If a corporation, please sign in
                                                                                full corporate name by President or other authorized
                                                                                officer. If a partnership, please sign in
                                                                                partnership name by authorized person.



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